UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-4008

Fidelity Investment Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210

 (Address of principal executive offices)       (Zip code)

Marc Bryant, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2017

This report on Form N-CSR relates solely to the Registrant’s Fidelity Diversified International Fund, Fidelity International Capital Appreciation Fund, Fidelity Overseas Fund, and Fidelity Worldwide Fund (each, a “Fund” and collectively, the “Funds”).

Item 1.

Reports to Stockholders

Fidelity® Overseas Fund Class K Annual Report October 31, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2017	Past 1 year	Past 5 years	Past 10 years
Class K	25.80%	11.99%	1.51%

 The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity® Overseas Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Overseas Fund - Class K on October 31, 2007.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

See above for additional information regarding the performance of Class K.

Period Ending Values
$11,618	Fidelity® Overseas Fund - Class K
$11,334	MSCI EAFE Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index returned 23.85% for the 12 months ending October 31, 2017, helped partly by a generally weak U.S. dollar. Some favorable election results in continental Europe (+30%) suggested ebbing political uncertainty and near-term risk there, but the U.K. (+20%) faced more-mixed conditions ahead of its expected exit from the European Union. Despite central-bank easing – and pressured recently by yen strength – Japan (+18%) lagged the rest of the Asia-Pacific group (+22%). Commodity-price volatility slowed Canada (+17%), but the emerging-markets group (+26%) sped ahead. Sector-wise, information technology (+47%) was driven by a surge among several Chinese internet-related names. Financials (+27%) rode rising interest rates that, at the same time, weighed on real estate (+17%), utilities (+16%), consumer staples (+14%) and telecommunication services (+9%) – so-called “bond proxy” sectors. Materials (+28%) and industrials (+27%) responded to demand from China and price gains for certain commodities. In the energy sector (+20%), oil prices lost ground in the spring before rebounding through October 31 to end well above where they started 12 months ago. Lastly, health care (+14%) was hurt by early-period turmoil around drug pricing and health care legislation.

Comments from Portfolio Manager Vincent Montemaggiore:  For the year, the fund’s share classes gained about 26%, topping the 23.69% advance of the benchmark MSCI EAFE Index. Versus the benchmark, stock picking in the industrials and financials sectors aided performance most. Overall, active management added value in eight of 11 market sectors. Geographically, the most noteworthy relative contributor was the U.K., followed by Spain, Israel and Australia. The top relative individual contributor was Amundi, a France-based asset manager. I saw this as a good business supported by growing net asset inflows, among other factors. Other contributors included Wirecard, a Germany-based online payments business, and Japan-based Outsourcing, a temp staffing company. The three stocks just mentioned were not in the benchmark. Avoiding shares of weak-performing, Israel-based index name Teva Pharmaceutical Industries also contributed. Conversely, the primary drag on relative performance came from stock picking in consumer discretionary. Positioning in energy also detracted, as did a modest cash position. Geographically, detractors included Netherlands, Denmark and Portugal. U.K.-based advertising agency WPP was the fund’s biggest relative detractor. Overweightings in two Japanese stocks, Astellas Pharma and medical-equipment maker Olympus, also worked against us.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2017
United Kingdom	21.6%
Japan	18.6%
Germany	8.6%
France	8.6%
Switzerland	5.0%
United States of America*	4.9%
Netherlands	4.3%
Sweden	4.3%
Ireland	4.2%
Other	19.9%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2017
United Kingdom	21.9%
Japan	18.1%
Germany	8.9%
France	8.5%
United States of America*	6.6%
Switzerland	5.4%
Netherlands	4.5%
Sweden	4.2%
Spain	3.1%
Other	18.8%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.5	96.6
Short-Term Investments and Net Other Assets (Liabilities)	1.5	3.4

Top Ten Stocks as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA (Reg. S) (Switzerland, Food Products)	2.0	2.1
Bayer AG (Germany, Pharmaceuticals)	1.5	1.5
British American Tobacco PLC (United Kingdom) (United Kingdom, Tobacco)	1.5	1.4
Unilever NV (NY Reg.) (Netherlands, Personal Products)	1.4	1.5
SAP SE (Germany, Software)	1.4	1.1
Total SA (France, Oil, Gas & Consumable Fuels)	1.3	1.3
Prudential PLC (United Kingdom, Insurance)	1.2	1.1
Deutsche Post AG (Germany, Air Freight & Logistics)	1.2	1.0
Sanofi SA (France, Pharmaceuticals)	1.2	1.2
Reckitt Benckiser Group PLC (United Kingdom, Household Products)	1.1	0.8
	13.8

Top Market Sectors as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.2	21.6
Industrials	18.0	15.6
Consumer Staples	13.0	13.2
Information Technology	11.9	11.1
Health Care	11.3	12.5
Consumer Discretionary	10.4	11.6
Materials	7.5	6.4
Energy	2.7	2.6
Telecommunication Services	1.0	1.5
Real Estate	0.5	0.5

Investments October 31, 2017

Showing Percentage of Net Assets

Common Stocks - 97.6%
	Shares	Value
Australia - 1.9%
Adelaide Brighton Ltd.	6,699,606	$31,842,045
Amcor Ltd.	5,140,954	62,324,525
Aub Group Ltd.	3,049,934	30,882,352
Life Healthcare Group Ltd.	1,672,012	3,391,137
Pact Group Holdings Ltd.	5,157,502	22,894,306

TOTAL AUSTRALIA		151,334,365

Austria - 0.4%
Andritz AG	508,744	28,765,311
Bailiwick of Jersey - 1.6%
Sanne Group PLC	2,906,254	30,879,530
Wolseley PLC	818,574	57,240,504
WPP PLC	2,077,739	36,732,822

TOTAL BAILIWICK OF JERSEY		124,852,856

Belgium - 1.9%
Anheuser-Busch InBev SA NV	616,748	75,626,408
KBC Groep NV	942,593	78,296,915

TOTAL BELGIUM		153,923,323

Bermuda - 1.7%
Credicorp Ltd. (United States)	177,600	37,196,544
Hiscox Ltd.	2,397,300	45,467,149
IHS Markit Ltd. (a)	1,237,400	52,725,614

TOTAL BERMUDA		135,389,307

Canada - 0.6%
Constellation Software, Inc.	81,900	46,595,583
Denmark - 0.9%
DSV de Sammensluttede Vognmaend A/S	654,800	50,635,338
NNIT A/S	702,335	20,009,388

TOTAL DENMARK		70,644,726

France - 8.6%
ALTEN	380,135	33,276,439
Amundi SA	731,706	62,032,413
AXA SA	1,596,230	48,187,675
Capgemini SA	555,433	67,514,046
Compagnie de St. Gobain	1,074,818	63,050,808
Edenred SA	1,629,200	46,969,897
Elis SA (b)	1,674,814	43,690,564
Maisons du Monde SA	994,900	43,053,479
Publicis Groupe SA	486,566	31,671,976
Sanofi SA	995,792	94,288,210
Sodexo SA	384,554	48,938,289
Total SA	1,794,060	99,997,567

TOTAL FRANCE		682,671,363

Germany - 7.7%
adidas AG	295,813	65,831,584
Axel Springer Verlag AG	787,842	53,135,858
Bayer AG	918,086	119,423,690
Deutsche Post AG	2,076,620	95,113,146
Fresenius Medical Care AG & Co. KGaA	521,536	50,496,154
Fresenius SE & Co. KGaA	938,896	78,427,291
SAP SE	967,574	110,557,545
Wirecard AG	435,838	42,924,842

TOTAL GERMANY		615,910,110

Hong Kong - 1.0%
AIA Group Ltd.	11,099,000	83,512,100
India - 0.3%
Axis Bank Ltd.	3,266,523	26,391,992
Indonesia - 0.5%
PT Bank Rakyat Indonesia Tbk	36,191,000	41,627,989
Ireland - 4.2%
CRH PLC	1,359,400	51,111,241
DCC PLC (United Kingdom)	469,512	44,523,781
Kerry Group PLC Class A	527,648	53,134,830
Kingspan Group PLC (Ireland)	1,261,580	52,756,898
Medtronic PLC	594,700	47,885,244
Paddy Power Betfair PLC (Ireland)	457,900	46,831,187
United Drug PLC (United Kingdom)	3,424,003	42,042,466

TOTAL IRELAND		338,285,647

Israel - 0.7%
Frutarom Industries Ltd.	717,016	59,031,008
Italy - 1.8%
Banca Generali SpA	1,400,677	46,141,043
Intesa Sanpaolo SpA	18,942,336	63,682,379
Prada SpA	8,891,600	30,773,092

TOTAL ITALY		140,596,514

Japan - 18.6%
AEON Financial Service Co. Ltd.	1,617,100	34,729,622
Arc Land Sakamoto Co. Ltd.	1,073,700	17,549,344
Astellas Pharma, Inc.	4,106,200	54,648,829
Bridgestone Corp.	1,235,400	59,015,550
Broadleaf Co. Ltd.	120,290	987,602
Daiichikosho Co. Ltd.	640,400	30,177,347
Daikin Industries Ltd.	593,000	65,532,947
Daito Trust Construction Co. Ltd.	235,500	41,173,505
Dentsu, Inc.	668,100	28,577,285
GMO Internet, Inc.	1,789,000	27,638,815
Hoya Corp.	1,365,600	74,194,060
Iriso Electronics Co. Ltd.	456,000	25,719,416
KDDI Corp.	2,198,300	58,568,517
Keyence Corp.	125,180	69,503,061
KH Neochem Co. Ltd.	1,349,400	33,771,461
KOMEDA Holdings Co. Ltd.	1,080,700	18,423,260
Miroku Jyoho Service Co., Ltd.	896,800	20,943,602
Misumi Group, Inc.	1,556,300	42,638,810
Morinaga & Co. Ltd.	563,500	32,012,315
Nabtesco Corp.	1,412,700	56,121,911
Nakanishi, Inc.	794,800	36,020,081
Nitori Holdings Co. Ltd.	345,100	50,153,848
NOF Corp.	925,600	26,750,145
OBIC Co. Ltd.	549,000	36,338,956
Olympus Corp.	1,326,000	49,346,657
ORIX Corp.	4,328,000	74,413,963
Otsuka Corp.	510,000	34,765,939
Outsourcing, Inc. (b)	2,891,000	39,855,515
Recruit Holdings Co. Ltd.	2,300,000	56,390,601
S Foods, Inc.	603,400	22,947,516
SMC Corp.	133,100	50,918,793
Software Service, Inc.	108,400	4,993,971
Sundrug Co. Ltd.	835,300	36,351,022
The Suruga Bank Ltd.	1,860,400	42,358,739
Tsubaki Nakashima Co. Ltd. (b)	1,215,500	28,028,117
Tsuruha Holdings, Inc.	361,000	44,757,734
VT Holdings Co. Ltd.	3,332,400	18,140,329
Welcia Holdings Co. Ltd.	1,015,800	38,551,864

TOTAL JAPAN		1,483,011,049

Kenya - 0.3%
Safaricom Ltd.	99,577,600	24,474,494
Netherlands - 4.3%
Grandvision NV	969,900	24,211,357
IMCD Group BV	1,082,778	68,108,794
ING Groep NV (Certificaten Van Aandelen)	3,906,254	72,185,570
Koninklijke Philips Electronics NV	1,615,745	65,846,364
Unilever NV (NY Reg.)	1,940,274	112,458,281

TOTAL NETHERLANDS		342,810,366

New Zealand - 0.6%
EBOS Group Ltd.	2,276,701	27,419,858
Trade Maine Group Ltd.	7,018,011	21,658,936

TOTAL NEW ZEALAND		49,078,794

Norway - 1.0%
Schibsted ASA (A Shares) (b)	1,357,400	34,998,585
Statoil ASA (b)	2,222,059	45,146,730

TOTAL NORWAY		80,145,315

Panama - 0.4%
Copa Holdings SA Class A	233,900	28,814,141
Portugal - 0.1%
NOS SGPS SA	1,763,235	10,565,284
Spain - 3.2%
Amadeus IT Holding SA Class A	1,294,930	87,864,254
CaixaBank SA (b)	10,950,416	51,251,969
Grifols SA ADR	2,770,000	65,510,500
Prosegur Cash SA	16,037,368	52,307,159

TOTAL SPAIN		256,933,882

Sweden - 4.3%
Addlife AB	838,800	16,532,225
Alfa Laval AB	1,536,750	38,934,341
Essity AB Class B	1,889,164	56,483,220
HEXPOL AB (B Shares)	4,002,562	40,495,840
Indutrade AB	1,539,123	42,689,835
Nordea Bank AB	6,473,667	78,256,389
Svenska Cellulosa AB (SCA) (B Shares)	1,540,664	14,465,033
Swedbank AB (A Shares)	2,101,323	52,158,764

TOTAL SWEDEN		340,015,647

Switzerland - 5.0%
Credit Suisse Group AG	4,031,579	63,532,994
Julius Baer Group Ltd.	993,769	58,779,039
Nestle SA (Reg. S)	1,878,812	158,080,491
Sika AG	6,022	44,577,226
UBS Group AG	4,303,587	73,247,038

TOTAL SWITZERLAND		398,216,788

Taiwan - 1.0%
Taiwan Semiconductor Manufacturing Co. Ltd.	5,082,000	41,113,738
United Microelectronics Corp.	74,922,000	38,695,216

TOTAL TAIWAN		79,808,954

United Kingdom - 21.6%
Admiral Group PLC	1,660,100	42,421,542
Aon PLC	270,700	38,826,501
Ascential PLC	8,315,675	37,208,799
Booker Group PLC	12,789,828	34,177,462
British American Tobacco PLC (United Kingdom)	1,804,060	116,560,014
Cineworld Group PLC	5,504,677	48,581,840
Close Brothers Group PLC	153,981	2,840,642
Coca-Cola European Partners PLC	765,600	31,282,416
Compass Group PLC	2,647,594	58,126,125
ConvaTec Group PLC	12,025,905	31,289,551
Conviviality PLC	3,238,712	18,292,109
Cranswick PLC	613,080	25,079,276
Dechra Pharmaceuticals PLC	512,595	13,997,311
Diploma PLC	2,215,803	31,754,094
DS Smith PLC	5,563,800	38,499,613
Equiniti Group PLC	9,193,799	36,986,344
Essentra PLC	2,091,644	14,779,050
Halma PLC	2,792,470	43,838,241
Hastings Group Holdings PLC	8,221,503	34,406,996
Hilton Food Group PLC (c)	1,503,479	17,811,863
Howden Joinery Group PLC	5,776,017	31,460,481
Intertek Group PLC	834,845	60,152,367
James Fisher and Sons PLC	1,025,358	21,190,063
John Wood Group PLC	4,586,792	43,344,209
London Stock Exchange Group PLC	875,330	43,724,241
Melrose Industries PLC	18,843,814	55,035,278
Micro Focus International PLC	1,648,501	57,911,127
Next PLC	235,800	15,411,478
Prudential PLC	3,929,444	96,449,681
Reckitt Benckiser Group PLC	996,824	89,182,518
Rio Tinto PLC	1,437,354	67,930,269
Rolls-Royce Holdings PLC	3,153,192	40,748,644
Rotork PLC	8,598,706	30,001,316
Schroders PLC	1,010,082	46,860,007
Sinclair Pharma PLC (a)	10,640,281	4,133,578
Spectris PLC	1,336,144	45,429,751
St. James's Place Capital PLC	3,857,763	60,305,807
Standard Life PLC	10,347,265	59,066,211
The Weir Group PLC	1,491,600	38,690,269
Ultra Electronics Holdings PLC	1,435,594	34,777,919
Victrex PLC	1,308,788	41,683,638
Volution Group PLC	9,451,467	26,486,758

TOTAL UNITED KINGDOM		1,726,735,399

United States of America - 3.4%
Alphabet, Inc. Class C (a)	38,593	39,235,188
Middleby Corp. (a)	308,300	35,731,970
Moody's Corp.	284,900	40,572,609
S&P Global, Inc.	452,300	70,771,381
Sherwin-Williams Co.	112,000	44,256,800
Total System Services, Inc.	542,600	39,094,330

TOTAL UNITED STATES OF AMERICA		269,662,278

TOTAL COMMON STOCKS
(Cost $6,186,084,191)		7,789,804,585

Nonconvertible Preferred Stocks - 0.9%
Germany - 0.9%
Henkel AG & Co. KGaA	531,144	74,553,722
United Kingdom - 0.0%
Rolls-Royce Holdings PLC Series C (a)	145,046,832	192,644
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $53,815,883)		74,746,366

Money Market Funds - 3.8%
Fidelity Cash Central Fund, 1.10%(d)	170,225,415	170,259,460
Fidelity Securities Lending Cash Central Fund 1.11%(d)(e)	131,074,148	131,087,256
TOTAL MONEY MARKET FUNDS
(Cost $301,358,581)		301,346,716
TOTAL INVESTMENT IN SECURITIES - 102.3%
(Cost $6,541,258,655)		8,165,897,667
NET OTHER ASSETS (LIABILITIES) - (2.3)%		(179,937,918)
NET ASSETS - 100%		$7,985,959,749

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,367,331
Fidelity Securities Lending Cash Central Fund	2,405,622
Total	$3,772,953

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$829,767,654	$539,325,893	$290,441,761	$--
Consumer Staples	1,037,343,061	423,273,179	614,069,882	--
Energy	209,678,569	64,534,272	145,144,297	--
Financials	1,783,764,945	1,229,445,283	554,319,662	--
Health Care	899,896,565	350,638,549	549,258,016	--
Industrials	1,438,537,406	1,058,302,068	380,235,338	--
Information Technology	946,934,035	540,670,145	406,263,890	--
Materials	594,412,200	414,849,084	179,563,116	--
Real Estate	41,173,505	--	41,173,505	--
Telecommunication Services	83,043,011	24,474,494	58,568,517	--
Money Market Funds	301,346,716	301,346,716	--	--
Total Investments in Securities:	$8,165,897,667	$4,946,859,683	$3,219,037,984	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2017. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$875,360,400
Level 2 to Level 1	$73,797,247

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2017
Assets
Investment in securities, at value (including securities loaned of $124,281,849) — See accompanying schedule: Unaffiliated issuers (cost $6,239,900,074)	$7,864,550,951
Fidelity Central Funds (cost $301,358,581)	301,346,716
Total Investment in Securities (cost $6,541,258,655)		$8,165,897,667
Cash		38,133
Foreign currency held at value (cost $13)		13
Receivable for investments sold		2,858,669
Receivable for fund shares sold		12,895,633
Dividends receivable		19,637,285
Distributions receivable from Fidelity Central Funds		280,690
Prepaid expenses		16,625
Other receivables		497,367
Total assets		8,202,122,082
Liabilities
Payable for investments purchased
Regular delivery	$50,506,973
Delayed delivery	2,320,138
Payable for fund shares redeemed	25,229,811
Accrued management fee	5,270,794
Other affiliated payables	1,077,884
Other payables and accrued expenses	668,713
Collateral on securities loaned	131,088,020
Total liabilities		216,162,333
Net Assets		$7,985,959,749
Net Assets consist of:
Paid in capital		$6,287,332,101
Undistributed net investment income		82,288,871
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(8,415,976)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,624,754,753
Net Assets		$7,985,959,749
Overseas:
Net Asset Value, offering price and redemption price per share ($6,828,078,196 ÷ 136,067,229 shares)		$50.18
Class K:
Net Asset Value, offering price and redemption price per share ($1,157,881,553 ÷ 23,108,780 shares)		$50.11

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2017
Investment Income
Dividends		$157,767,597
Interest		1,656
Income from Fidelity Central Funds		3,772,953
Income before foreign taxes withheld		161,542,206
Less foreign taxes withheld		(12,765,532)
Total income		148,776,674
Expenses
Management fee
Basic fee	$43,165,884
Performance adjustment	8,453,751
Transfer agent fees	9,611,960
Accounting and security lending fees	1,645,331
Custodian fees and expenses	648,372
Independent trustees' fees and expenses	24,594
Appreciation in deferred trustee compensation account	481
Registration fees	182,551
Audit	89,526
Legal	35,464
Miscellaneous	49,245
Total expenses before reductions	63,907,159
Expense reductions	(406,419)	63,500,740
Net investment income (loss)		85,275,934
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	136,214,547
Fidelity Central Funds	4,300
Foreign currency transactions	695,777
Total net realized gain (loss)		136,914,624
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	1,247,805,651
Fidelity Central Funds	(16,073)
Assets and liabilities in foreign currencies	702,839
Total change in net unrealized appreciation (depreciation)		1,248,492,417
Net gain (loss)		1,385,407,041
Net increase (decrease) in net assets resulting from operations		$1,470,682,975

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2017	Year ended October 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$85,275,934	$95,870,128
Net realized gain (loss)	136,914,624	(60,892,494)
Change in net unrealized appreciation (depreciation)	1,248,492,417	(60,859,999)
Net increase (decrease) in net assets resulting from operations	1,470,682,975	(25,882,365)
Distributions to shareholders from net investment income	(95,770,528)	(49,659,846)
Distributions to shareholders from net realized gain	(6,822,064)	(685,981)
Total distributions	(102,592,592)	(50,345,827)
Share transactions - net increase (decrease)	1,304,095,173	854,054,931
Redemption fees	11,066	61,587
Total increase (decrease) in net assets	2,672,196,622	777,888,326
Net Assets
Beginning of period	5,313,763,127	4,535,874,801
End of period	$7,985,959,749	$5,313,763,127
Other Information
Undistributed net investment income end of period	$82,288,871	$92,882,178

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Overseas Fund

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$40.73	$41.56	$39.02	$39.22	$31.35
Income from Investment Operations
Net investment income (loss)A	.58	.75B	.52	.77C	.54
Net realized and unrealized gain (loss)	9.65	(1.15)	2.69	(.28)	8.10
Total from investment operations	10.23	(.40)	3.21	.49	8.64
Distributions from net investment income	(.72)	(.43)	(.67)	(.51)	(.77)
Distributions from net realized gain	(.05)	(.01)	–	(.18)	–
Total distributions	(.78)D	(.43)E	(.67)	(.69)	(.77)
Redemption fees added to paid in capitalA,F	–	–	–	–	–
Net asset value, end of period	$50.18	$40.73	$41.56	$39.02	$39.22
Total ReturnG	25.63%	(.97)%	8.34%	1.27%	28.17%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.00%	1.03%	1.04%	1.04%	1.09%
Expenses net of fee waivers, if any	1.00%	1.03%	1.04%	1.04%	1.09%
Expenses net of all reductions	1.00%	1.03%	1.03%	1.04%	1.06%
Net investment income (loss)	1.30%	1.88%B	1.28%	1.93%C	1.54%
Supplemental Data
Net assets, end of period (000 omitted)	$6,828,078	$4,569,084	$3,844,290	$2,738,667	$1,874,922
Portfolio turnover rateJ	26%K	33%	28%	41%	42%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.18 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.42%.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.24 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.34%.

 D Total distributions of $.78 per share is comprised of distributions from net investment income of $.723 and distributions from net realized gain of $.052 per share.

 E Total distributions of $.43 per share is comprised of distributions from net investment income of $.428 and distributions from net realized gain of $.006 per share.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Overseas Fund Class K

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$40.67	$41.49	$38.96	$39.17	$31.32
Income from Investment Operations
Net investment income (loss)A	.64	.80B	.57	.82C	.60
Net realized and unrealized gain (loss)	9.62	(1.14)	2.68	(.28)	8.08
Total from investment operations	10.26	(.34)	3.25	.54	8.68
Distributions from net investment income	(.77)	(.47)	(.72)	(.58)	(.83)
Distributions from net realized gain	(.05)	(.01)	–	(.18)	–
Total distributions	(.82)	(.48)	(.72)	(.75)D	(.83)
Redemption fees added to paid in capitalA,E	–	–	–	–	–
Net asset value, end of period	$50.11	$40.67	$41.49	$38.96	$39.17
Total ReturnF	25.80%	(.85)%	8.47%	1.41%	28.37%
Ratios to Average Net AssetsG,H
Expenses before reductions	.89%	.91%	.91%	.90%	.93%
Expenses net of fee waivers, if any	.89%	.91%	.91%	.90%	.92%
Expenses net of all reductions	.88%	.90%	.90%	.90%	.90%
Net investment income (loss)	1.42%	2.00%B	1.40%	2.06%C	1.71%
Supplemental Data
Net assets, end of period (000 omitted)	$1,157,882	$744,679	$691,585	$626,817	$562,490
Portfolio turnover rateI	26%J	33%	28%	41%	42%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.18 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.55%.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.24 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.47%.

 D Total distributions of $.75 per share is comprised of distributions from net investment income of $.575 and distributions from net realized gain of $.177 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2017

1. Organization.

Fidelity Overseas Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Overseas and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2017, including information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and includes proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards, expiring capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,733,242,400
Gross unrealized depreciation	(121,740,657)
Net unrealized appreciation (depreciation)	$1,611,501,743
Tax Cost	$6,554,395,924

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$87,442,884
Net unrealized appreciation (depreciation) on securities and other investments	$1,611,528,561

The tax character of distributions paid was as follows:

	October 31, 2017	October 31, 2016
Ordinary Income	$102,592,592	$ 50,345,827

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2016, the Board of Trustees approved the elimination of these redemption fees effective December 12, 2016.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $2,662,289,261 and $1,644,222,057, respectively.

Exchanges In-Kind. Investments and cash received in-kind through subscriptions totaled $257,590,200 in exchange for 5,518,213 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .424% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Overseas as compared to its benchmark index, the MSCI EAFE Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .80% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Overseas. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Overseas	$9,175,431.17
Class K	436,529.05
	$9,611,960

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $4,936 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $19,716 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $2,405,622. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $359,014 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $303.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $47,102.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2017	Year ended October 31, 2016
From net investment income
Overseas	$81,032,285	$41,702,378
Class K	14,738,243	7,957,468
Total	$95,770,528	$49,659,846
From net realized gain
Overseas	$5,828,046	$584,612
Class K	994,018	101,369
Total	$6,822,064	$685,981

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2017	Year ended October 31, 2016	Year ended October 31, 2017	Year ended October 31, 2016
Overseas
Shares sold	43,630,558(a)	37,524,563	$1,962,017,751(a)	$1,504,705,495
Reinvestment of distributions	2,111,926	981,115	82,914,195	40,667,201
Shares redeemed	(21,850,358)	(18,839,855)	(954,218,064)	(756,461,832)
Net increase (decrease)	23,892,126	19,665,823	$1,090,713,882	$788,910,864
Class K
Shares sold	9,782,877	5,594,348	$437,887,827	$223,588,949
Reinvestment of distributions	401,743	194,940	15,732,261	8,058,837
Shares redeemed	(5,385,134)	(4,150,582)	(240,238,797)	(166,503,719)
Net increase (decrease)	4,799,486	1,638,706	$213,381,291	$65,144,067

 (a) Amount includes in-kind exchanges (see the Exchanges In-Kind note for additional details).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 30% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Overseas Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Overseas Fund (a fund of Fidelity Investment Trust) as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Overseas Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 14, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 190 funds. Mr. Chiel oversees 143 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Joseph DeSantis (1959)

Year of Election or Appointment: 2017

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2017 to October 31, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During Period-B May 1, 2017 to October 31, 2017
Overseas	1.00%
Actual		$1,000.00	$1,112.10	$5.32
Hypothetical-C		$1,000.00	$1,020.16	$5.09
Class K	.88%
Actual		$1,000.00	$1,112.80	$4.69
Hypothetical-C		$1,000.00	$1,020.77	$4.48

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Overseas Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Overseas Fund
Overseas	12/11/17	12/08/17	$0.519	$0.032
Class K	12/11/17	12/08/17	$0.571	$0.032

Overseas and Class K designate 2% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Overseas and Class K designate 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Overseas Fund
Overseas	12/19/16	$0.8307	$0.0557
Class K	12/19/16	$0.8787	$0.0557

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Overseas Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2017 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Amendment to Group Fee Rate. The Board also approved an amendment to the management contract for the fund to add an additional breakpoint to the group fee schedule, effective October 1, 2017. The Board noted that the additional breakpoint would result in lower management fee rates as Fidelity's assets under management increase.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity Overseas Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Overseas Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

Furthermore, the Board considered that it had approved a reduction (effective August 1, 2014) in the individual fund fee rate component of the management fee rate for the fund from 0.450% to 0.424%. The Board considered that the chart reflects the fund's lower management fee rate for 2014, as if the lower fee rate were in effect for the entire year.

The Board noted that, in 2014, the Board and the boards of other Fidelity funds formed the ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below the competitive median for 2016.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results, including the impact of market trends on actively managed funds; (iii) the use of performance fees and the calculation of performance adjustments, including the impact of underperformance and fund outflows on performance adjustments; (iv) metrics for evaluating index fund performance; (v) Fidelity's group fee structure, including the group fee breakpoint schedules; (vi) the terms of Fidelity's contractual and voluntary expense cap arrangements with the funds; (vii) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (viii) the expense structures for different funds and classes; (ix) Fidelity's arrangements with affiliated sub-advisers on behalf of the funds; (x) information regarding other accounts managed by Fidelity, including institutional accounts and collective investment trusts; (xi) recent changes to the fee structure for certain funds of funds; and (xii) the impact of the Department of Labor's new fiduciary rule on the funds' comparative expense information.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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OVE-K-ANN-1217
1.863319.109

Fidelity Advisor® Worldwide Fund - Class A, Class M (formerly Class T), Class C and Class I Annual Report October 31, 2017 Class A, Class M, Class C and Class I are classes of Fidelity® Worldwide Fund

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2017	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	18.81%	10.62%	4.06%
Class M (incl. 3.50% sales charge)	21.28%	10.82%	4.05%
Class C (incl. contingent deferred sales charge)	24.10%	11.08%	3.99%
Class I	26.45%	12.25%	4.92%

 Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on February 19, 2009. Returns prior to February 19, 2009, are those of Fidelity® Worldwide Fund, the original class of the fund, which has no 12b-1 fee. Had Class A's 12b-1 fee been reflected, returns prior to February 19, 2009, would have been lower.

 Class M shares bear a 0.50% 12b-1 fee. The initial offering of Class M shares took place on February 19, 2009. Returns prior to February 19, 2009, are those of Fidelity® Worldwide Fund, the original class of the fund, which has no 12b-1 fee. Had Class M's 12b-1 fee been reflected, returns prior to February 19, 2009, would have been lower.

 Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on February 19, 2009. Returns prior to February 19, 2009, are those of Fidelity® Worldwide Fund, the original class of the fund, which has no 12b-1 fee. Had Class C's 12b-1 fee been reflected, returns prior to February 19, 2009, would have been lower.

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class I shares took place on February 19, 2009. Returns prior to February 19, 2009 are those of Fidelity® Worldwide Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Worldwide Fund - Class A on October 31, 2007, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the MSCI World Index performed over the same period.

See above for additional information regarding the performance of Class A.

Period Ending Values
$14,881	Fidelity Advisor® Worldwide Fund - Class A
$15,577	MSCI World Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index returned 23.85% for the 12 months ending October 31, 2017, helped partly by a generally weak U.S. dollar. Some favorable election results in continental Europe (+30%) suggested ebbing political uncertainty and near-term risk there, but the U.K. (+20%) faced more-mixed conditions ahead of its expected exit from the European Union. Despite central-bank easing – and pressured recently by yen strength – Japan (+18%) lagged the rest of the Asia-Pacific group (+22%). Commodity-price volatility slowed Canada (+17%), but the emerging-markets group (+26%) sped ahead. Sector-wise, information technology (+47%) was driven by a surge among several Chinese internet-related names. Financials (+27%) rode rising interest rates that, at the same time, weighed on real estate (+17%), utilities (+16%), consumer staples (+14%) and telecommunication services (+9%) – so-called “bond proxy” sectors. Materials (+28%) and industrials (+27%) responded to demand from China and price gains for certain commodities. In the energy sector (+20%), oil prices lost ground in the spring before rebounding through October 31 to end well above where they started 12 months ago. Lastly, health care (+14%) was hurt by early-period turmoil around drug pricing and health care legislation.

Comments from William Kennedy, Lead Portfolio Manager and manager of the non-U.S. equity subportfolio, and Stephen DuFour, Co-Manager and manager of the U.S. equity subportfolio:  For the fiscal year, the fund’s share classes (excluding sales charges, if applicable) gained roughly 25% to 26%, beating the 23.32% gain of the benchmark MSCI World Index. Versus the benchmark, security selection and a sizable overweighting in the top-performing information technology sector, especially the software & services segment, drove the bulk of the fund’s outperformance. Picks in consumer discretionary and industrials also helped. Geographically, investments in the U.S. had the most positive impact. Top individual relative contributors included overweightings in U.S.-based software & services stocks Adobe Systems and PayPal Holdings, two of the fund's largest holdings. Adobe, a leader in desktop publishing, benefited from its subscription-based business model and rising demand for its products. Shares of payment processor PayPal surged thanks to greater retailer acceptance, growing online purchase volumes and a strong outlook for Venmo, its peer-to-peer mobile payment application. On the downside, stock picks in health care and materials delivered the only notable sector-level detractions; a small cash stake also hurt. Individual disappointments included untimely ownership of Canada-headquartered First Quantum Minerals, a copper producer hindered by cost overruns and delays building a new mine in Panama, as well as political challenges in Zambia. A non-benchmark position in Intercept Pharmaceuticals (-50%) also detracted.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2017
United States of America*	53.2%
Japan	6.9%
United Kingdom	5.6%
Germany	5.3%
France	4.2%
Switzerland	2.6%
Cayman Islands	2.5%
Canada	2.5%
Netherlands	2.2%
Other	15.0%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2017
United States of America*	51.3%
United Kingdom	7.5%
Japan	6.8%
Germany	4.9%
France	3.5%
Netherlands	3.0%
Switzerland	2.4%
Canada	2.2%
Ireland	1.9%
Other	16.5%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Equity Futures	98.0	98.9
Short-Term Investments and Net Other Assets (Liabilities)	2.0	1.1

Top Ten Stocks as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Adobe Systems, Inc. (United States of America, Software)	3.3	2.6
Caterpillar, Inc. (United States of America, Machinery)	2.7	1.2
adidas AG (Germany, Textiles, Apparel & Luxury Goods)	2.6	2.7
Microsoft Corp. (United States of America, Software)	2.2	1.9
S&P Global, Inc. (United States of America, Capital Markets)	2.2	1.5
British American Tobacco PLC (United Kingdom, Tobacco)	2.1	1.7
CBOE Holdings, Inc. (United States of America, Capital Markets)	2.0	1.3
Alphabet, Inc. Class A (United States of America, Internet Software & Services)	2.0	2.5
Apple, Inc. (United States of America, Technology Hardware, Storage & Peripherals)	2.0	2.8
PayPal Holdings, Inc. (United States of America, IT Services)	1.9	1.3
	23.0

Top Market Sectors as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	27.3	23.5
Financials	17.2	19.4
Consumer Discretionary	12.2	13.5
Health Care	11.4	10.3
Industrials	9.6	14.3
Consumer Staples	7.7	7.3
Materials	5.3	4.5
Energy	3.6	3.1
Real Estate	2.0	1.1
Telecommunication Services	1.2	1.6

Investments October 31, 2017

Showing Percentage of Net Assets

Common Stocks - 97.3%
	Shares	Value
Australia - 0.8%
Altium Ltd.	99,765	$914,735
Australia & New Zealand Banking Group Ltd.	149,034	3,412,770
Bapcor Ltd.	606,195	2,523,895
Magellan Financial Group Ltd.	81,493	1,513,736
Ramsay Health Care Ltd.	64,797	3,318,226
Spark Infrastructure Group unit	1,160,368	2,255,743

TOTAL AUSTRALIA		13,939,105

Austria - 0.4%
Erste Group Bank AG	81,500	3,502,162
Wienerberger AG	141,900	3,646,346

TOTAL AUSTRIA		7,148,508

Bailiwick of Guernsey - 0.2%
Amdocs Ltd.	60,000	3,906,000
Bailiwick of Jersey - 0.8%
Delphi Automotive PLC	10,000	993,800
Glencore Xstrata PLC	1,325,141	6,388,749
Randgold Resources Ltd. sponsored ADR	13,010	1,278,493
Shire PLC	38,100	1,876,638
Wizz Air Holdings PLC (a)	69,000	3,001,287

TOTAL BAILIWICK OF JERSEY		13,538,967

Belgium - 0.5%
Anheuser-Busch InBev SA NV	13,411	1,644,474
KBC Groep NV	80,536	6,689,759

TOTAL BELGIUM		8,334,233

Bermuda - 0.2%
Hiscox Ltd.	156,300	2,964,383
British Virgin Islands - 0.0%
Mail.Ru Group Ltd. GDR (Reg. S) (a)	17,800	578,500
Canada - 2.5%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	51,100	2,395,969
Cenovus Energy, Inc.	228,100	2,213,636
Constellation Software, Inc.	4,300	2,446,410
First Quantum Minerals Ltd.	1,686,000	18,858,213
Franco-Nevada Corp.	15,400	1,223,376
PrairieSky Royalty Ltd.	538,999	14,347,125
Suncor Energy, Inc.	39,400	1,337,664

TOTAL CANADA		42,822,393

Cayman Islands - 2.4%
Alibaba Group Holding Ltd. sponsored ADR (a)	129,800	23,998,722
ASM Pacific Technology Ltd.	101,700	1,479,600
China Literature Ltd.	15	106
Goodbaby International Holdings Ltd.	5,171,000	2,823,655
JD.com, Inc. sponsored ADR (a)	308,400	11,571,168
New Oriental Education & Technology Group, Inc. sponsored ADR	13,400	1,115,416
Tencent Holdings Ltd.	20,000	898,902

TOTAL CAYMAN ISLANDS		41,887,569

Chile - 0.2%
Vina San Pedro SA	306,277,514	3,416,718
China - 0.6%
Kweichow Moutai Co. Ltd. (A Shares)	41,800	3,893,601
Qingdao Port International Co. Ltd.	876,000	618,704
Shanghai International Airport Co. Ltd. (A Shares)	377,300	2,487,886
Wuliangye Yibin Co. Ltd. Class A	291,800	2,929,918

TOTAL CHINA		9,930,109

Denmark - 0.4%
NNIT A/S	109,782	3,127,668
Novo Nordisk A/S Series B	49,780	2,478,489
Novozymes A/S Series B	25,100	1,386,182

TOTAL DENMARK		6,992,339

Finland - 0.2%
Sampo Oyj (A Shares)	53,500	2,803,130
France - 4.2%
Accor SA	43,000	2,145,543
ALTEN	23,200	2,030,893
Altran Technologies SA	112,500	2,081,005
Amundi SA	42,320	3,587,796
Atos Origin SA	16,059	2,495,424
AXA SA	82,400	2,487,527
BNP Paribas SA	51,000	3,982,669
Capgemini SA	27,600	3,354,838
Cegedim SA (a)	35,010	1,362,099
Elis SA	77,700	2,026,946
Kaufman & Broad SA	36,697	1,621,375
Kering SA	12,000	5,500,422
Maisons du Monde SA	84,200	3,643,686
Rexel SA	98,400	1,756,571
Sanofi SA	61,632	5,835,728
Sartorius Stedim Biotech	19,800	1,349,476
SMCP S.A.S.	20,994	529,203
Societe Generale Series A	78,000	4,341,053
Sodexo SA	35,700	4,543,177
Total SA	201,576	11,235,471
VINCI SA (b)	73,800	7,225,436

TOTAL FRANCE		73,136,338

Germany - 5.3%
adidas AG	203,861	45,368,163
Aumann AG	10,915	1,012,061
Deutsche Borse AG	9,362	969,575
Deutsche Post AG	144,424	6,614,894
Deutsche Telekom AG	112,300	2,033,453
Fresenius SE & Co. KGaA	29,600	2,472,529
Henkel AG & Co. KGaA	23,400	2,949,260
MTU Aero Engines Holdings AG	24,600	4,147,856
Muenchener Rueckversicherungs AG	8,000	1,789,676
Nexus AG	46,000	1,396,108
Rational AG	5,700	3,738,120
Rheinmetall AG	19,900	2,347,027
SAP SE	128,027	14,628,701
Wirecard AG	14,900	1,467,472

TOTAL GERMANY		90,934,895

Greece - 0.1%
Ff Group (a)	59,300	1,241,979
Hong Kong - 0.2%
AIA Group Ltd.	315,800	2,376,171
Techtronic Industries Co. Ltd.	231,000	1,354,661

TOTAL HONG KONG		3,730,832

India - 1.9%
Avenue Supermarts Ltd.	1,642	28,925
Bharat Petroleum Corp. Ltd.	347,613	2,907,602
Bharti Infratel Ltd.	416,883	2,846,715
HDFC Bank Ltd.	65,958	1,846,181
HDFC Bank Ltd. sponsored ADR	55,093	5,085,084
Housing Development Finance Corp. Ltd.	169,339	4,465,319
Kajaria Ceramics Ltd.	158,300	1,662,945
Kotak Mahindra Bank Ltd.	95,387	1,510,061
Lupin Ltd.	1,335	21,196
Petronet LNG Ltd.	396,298	1,590,394
PNB Housing Finance Ltd.	53,911	1,184,876
PVR Ltd.	28,483	610,196
Reliance Industries Ltd.	431,192	6,265,436
V-Mart Retail Ltd. (a)	147,930	3,285,303

TOTAL INDIA		33,310,233

Indonesia - 0.2%
PT Bank Central Asia Tbk	1,068,000	1,645,803
PT Bank Rakyat Indonesia Tbk	2,121,200	2,439,869
PT Kino Indonesia Tbk	234,500	34,581

TOTAL INDONESIA		4,120,253

Ireland - 1.4%
Alkermes PLC (a)	44,036	2,147,195
Allied Irish Banks PLC	176,157	1,041,167
Cairn Homes PLC (a)	1,616,839	3,357,116
CRH PLC	132,181	4,974,230
DCC PLC (United Kingdom)	23,400	2,219,020
Glenveagh Properties PLC	746,224	977,894
Green REIT PLC	621,300	1,092,819
Greencore Group PLC	367,114	940,059
James Hardie Industries PLC CDI	119,520	1,819,430
Kerry Group PLC Class A	29,800	3,000,898
Ryanair Holdings PLC sponsored ADR (a)	23,470	2,631,222

TOTAL IRELAND		24,201,050

Israel - 0.2%
Frutarom Industries Ltd.	42,500	3,498,971
Italy - 0.4%
De Longhi SpA	50,400	1,652,643
Intesa Sanpaolo SpA	1,329,600	4,469,992

TOTAL ITALY		6,122,635

Japan - 6.5%
A/S One Corp.	61,700	3,392,123
AEON Financial Service Co. Ltd.	105,300	2,261,474
Ain Holdings, Inc.	37,900	2,592,909
Daiichikosho Co. Ltd.	46,200	2,177,067
Daito Trust Construction Co. Ltd.	10,900	1,905,695
Hoya Corp.	85,600	4,650,711
Investors Cloud Co. Ltd. (b)	28,400	1,731,923
KDDI Corp.	200,800	5,349,842
Keyence Corp.	5,920	3,286,932
Komatsu Ltd.	103,400	3,378,675
Misumi Group, Inc.	64,700	1,772,622
Mitsubishi UFJ Financial Group, Inc.	668,800	4,536,567
Monex Group, Inc.	705,100	2,248,678
Morinaga & Co. Ltd.	37,000	2,101,962
Nidec Corp.	19,300	2,566,570
Nintendo Co. Ltd.	8,100	3,142,491
Nitori Holdings Co. Ltd.	31,500	4,577,937
Olympus Corp.	115,100	4,283,409
ORIX Corp.	321,500	5,527,747
PALTAC Corp.	36,900	1,465,522
Panasonic Corp.	398,200	6,012,567
Recruit Holdings Co. Ltd.	48,000	1,176,847
Relo Holdings Corp.	165,000	4,084,995
Renesas Electronics Corp. (a)	430,400	5,564,681
SMC Corp.	8,900	3,404,788
SMS Co., Ltd.	73,400	2,211,133
SoftBank Corp.	53,200	4,714,701
Sony Corp.	170,600	7,136,999
Start Today Co. Ltd.	120,000	3,286,756
Sundrug Co. Ltd.	56,100	2,441,389
Toto Ltd.	4,900	239,973
Tsuruha Holdings, Inc.	30,500	3,781,471
VT Holdings Co. Ltd.	280,200	1,525,303
Welcia Holdings Co. Ltd.	105,400	4,000,164

TOTAL JAPAN		112,532,623

Kenya - 0.1%
Safaricom Ltd.	6,251,600	1,536,538
Korea (South) - 0.3%
Hyundai Fire & Marine Insurance Co. Ltd.	21,488	871,558
KB Financial Group, Inc.	28,328	1,484,104
LG Chemical Ltd.	8,000	2,887,066

TOTAL KOREA (SOUTH)		5,242,728

Liberia - 0.1%
Royal Caribbean Cruises Ltd.	10,000	1,237,700
Luxembourg - 0.3%
Eurofins Scientific SA	8,400	5,254,405
Marshall Islands - 0.1%
Hoegh LNG Partners LP	49,800	943,710
Netherlands - 2.2%
ASML Holding NV (Netherlands)	26,800	4,835,510
Basic-Fit NV (a)	37,100	852,002
IMCD Group BV	84,500	5,315,211
ING Groep NV (Certificaten Van Aandelen)	306,300	5,660,267
Intertrust NV	44,573	685,355
Koninklijke Philips Electronics NV	158,258	6,449,479
Unilever NV:
(Certificaten Van Aandelen) (Bearer)	192,829	11,201,430
(NY Reg.)	36,000	2,086,560
uniQure B.V. (a)	14,100	210,090
Van Lanschot NV (Bearer)	17,200	522,023

TOTAL NETHERLANDS		37,817,927

New Zealand - 0.4%
EBOS Group Ltd.	210,137	2,530,823
Fisher & Paykel Healthcare Corp.	276,034	2,502,793
Ryman Healthcare Group Ltd.	436,814	2,779,880

TOTAL NEW ZEALAND		7,813,496

Norway - 0.5%
Statoil ASA (b)	458,808	9,321,841
Philippines - 0.2%
D&L Industries, Inc.	8,349,900	1,680,161
SM Investments Corp.	132,665	2,456,021

TOTAL PHILIPPINES		4,136,182

Romania - 0.0%
Banca Transilvania SA	1,190,966	662,987
Russia - 0.2%
Sberbank of Russia sponsored ADR	197,200	2,829,820
Singapore - 0.3%
Broadcom Ltd.	20,000	5,278,200
South Africa - 0.4%
Aspen Pharmacare Holdings Ltd.	51,600	1,165,847
Distell Group Ltd.	126,410	1,161,394
Naspers Ltd. Class N	20,700	5,043,692

TOTAL SOUTH AFRICA		7,370,933

Spain - 1.8%
Aedas Homes SAU	32,625	1,140,097
Amadeus IT Holding SA Class A	37,400	2,537,684
Atresmedia Corporacion de Medios de Comunicacion SA	76,600	786,987
CaixaBank SA	1,126,484	5,272,359
Grifols SA ADR	170,873	4,041,146
Hispania Activos Inmobiliarios SA	99,880	1,722,491
Inditex SA	66,003	2,467,579
Masmovil Ibercom SA (a)	23,057	1,904,766
Mediaset Espana Comunicacion SA	153,600	1,669,690
Neinor Homes SLU	163,600	3,362,598
Prosegur Cash SA	1,251,800	4,082,846
Zardoya Otis SA	157,400	1,705,131

TOTAL SPAIN		30,693,374

Sweden - 1.2%
ASSA ABLOY AB (B Shares)	191,200	4,031,043
Com Hem Holding AB	54,500	818,315
Essity AB Class B	160,100	4,786,754
HEXPOL AB (B Shares)	118,900	1,202,968
Indutrade AB	87,000	2,413,073
Nordea Bank AB	242,400	2,930,232
Saab AB (B Shares)	44,700	2,284,216
Svenska Cellulosa AB (SCA) (B Shares)	256,000	2,403,541

TOTAL SWEDEN		20,870,142

Switzerland - 2.6%
ABB Ltd. (Reg.)	228,380	5,964,150
Credit Suisse Group AG	228,479	3,600,563
EDAG Engineering Group AG	77,800	1,218,458
Forbo Holding AG (Reg.)	1,310	1,980,133
Julius Baer Group Ltd.	57,220	3,384,425
Kaba Holding AG (B Shares) (Reg.)	2,620	2,592,031
Lonza Group AG	13,215	3,510,224
Nestle SA (Reg. S)	54,332	4,571,415
Partners Group Holding AG	4,708	3,166,509
Roche Holding AG (participation certificate)	19,752	4,565,302
Schindler Holding AG (participation certificate)	10,829	2,454,204
Swatch Group AG (Bearer)	10,240	4,013,271
UBS Group AG	209,550	3,566,540

TOTAL SWITZERLAND		44,587,225

Taiwan - 0.2%
Taiwan Semiconductor Manufacturing Co. Ltd.	175,000	1,415,762
United Microelectronics Corp.	4,017,000	2,074,673

TOTAL TAIWAN		3,490,435

United Kingdom - 5.6%
Anglo American PLC (United Kingdom)	89,900	1,695,490
AstraZeneca PLC (United Kingdom)	67,922	4,595,668
BAE Systems PLC	280,230	2,207,467
Barclays PLC	3,883	9,582
BCA Marketplace PLC	511,600	1,415,020
BHP Billiton PLC	212,931	3,855,254
Booker Group PLC	1,155,900	3,088,840
British American Tobacco PLC (United Kingdom)	77,641	5,016,372
Bunzl PLC	121,273	3,777,062
Cineworld Group PLC	138,500	1,222,340
CMC Markets PLC	936,387	1,983,642
Compass Group PLC	131,953	2,896,938
Conviviality PLC	259,300	1,464,515
Countryside Properties PLC	258,518	1,220,268
Cranswick PLC	86,056	3,520,295
Fever-Tree Drinks PLC	35,000	985,952
GlaxoSmithKline PLC	213,941	3,839,673
Hastings Group Holdings PLC	233,111	975,570
Hilton Food Group PLC (c)	374,800	4,440,292
Imperial Tobacco Group PLC	42,852	1,747,541
Jiangsu Yanghe Brewery JSC Ltd. ELS (HSBC Warrant Program) warrants 9/19/19 (a)(d)	157,700	2,620,213
John Wood Group PLC	143,300	1,354,155
Liberty Global PLC Class A (a)	83,800	2,585,230
LivaNova PLC (a)	45,000	3,325,500
London Stock Exchange Group PLC	46,781	2,336,792
Melrose Industries PLC	1,334,892	3,898,688
Micro Focus International PLC	206,630	7,258,823
Moneysupermarket.com Group PLC	396,930	1,712,816
NCC Group Ltd. (b)	584,200	1,784,582
Reckitt Benckiser Group PLC	42,919	3,839,820
Rex Bionics PLC (a)(e)	100,000	2,324
Rio Tinto PLC	59,733	2,823,020
Senior Engineering Group PLC	457,700	1,752,559
Spirax-Sarco Engineering PLC	20,246	1,519,269
St. James's Place Capital PLC	127,502	1,993,153
Standard Chartered PLC (United Kingdom) (a)	572,010	5,700,902
Zpg PLC	603,000	2,803,061

TOTAL UNITED KINGDOM		97,268,688

United States of America - 51.2%
A.O. Smith Corp.	26,000	1,539,200
Activision Blizzard, Inc.	292,000	19,123,080
Adobe Systems, Inc. (a)	327,124	57,299,040
Agilent Technologies, Inc.	96,000	6,530,880
Alphabet, Inc. Class A (a)	33,500	34,606,840
Amazon.com, Inc. (a)	19,500	21,552,960
American Tower Corp.	148,000	21,263,160
Amgen, Inc.	127,900	22,410,638
Amphenol Corp. Class A	144,000	12,528,000
Apollo Global Management LLC Class A	166,000	5,242,280
Apple, Inc.	204,000	34,484,160
Bank of America Corp.	973,000	26,650,470
BlackRock, Inc. Class A	6,000	2,824,980
bluebird bio, Inc. (a)	6,000	834,600
Boston Scientific Corp. (a)	911,000	25,635,540
British American Tobacco PLC sponsored ADR	494,000	31,813,600
Caterpillar, Inc.	344,000	46,715,200
CBOE Holdings, Inc.	313,000	35,387,780
Charles Schwab Corp.	484,000	21,702,560
Chegg, Inc. (a)(b)	70,100	1,087,251
Citigroup, Inc.	17,000	1,249,500
Copart, Inc. (a)	35,000	1,270,150
CSX Corp.	64,000	3,227,520
Cummins, Inc.	8,000	1,415,040
DeVry, Inc.	17,000	628,150
DowDuPont, Inc.	129,000	9,327,990
Eaton Vance Corp. (non-vtg.)	22,000	1,110,340
Electronic Arts, Inc. (a)	75,900	9,077,640
Facebook, Inc. Class A (a)	112,500	20,256,750
FMC Corp.	214,000	19,872,040
Harris Corp.	18,000	2,507,760
HealthSouth Corp.	2	92
Humana, Inc.	69,000	17,619,150
Intel Corp.	137,000	6,232,130
Intercept Pharmaceuticals, Inc. (a)(b)	52,060	3,208,458
Intuit, Inc.	216,000	32,620,320
Intuitive Surgical, Inc. (a)	14,700	5,517,792
Legg Mason, Inc.	65,000	2,481,700
Lennar Corp. Class A	39,000	2,171,130
LogMeIn, Inc.	39,000	4,720,950
Marriott International, Inc. Class A	98,000	11,709,040
MasterCard, Inc. Class A	57,000	8,479,890
MetLife, Inc.	81,000	4,339,980
Microsoft Corp.	455,000	37,846,900
Monsanto Co.	19,700	2,385,670
Morgan Stanley	131,000	6,550,000
MSCI, Inc.	85,100	9,987,336
National Vision Holdings, Inc.	6,000	172,800
Netflix, Inc. (a)	40,000	7,857,200
NIKE, Inc. Class B	59,000	3,244,410
Norfolk Southern Corp.	49,000	6,439,580
Northrop Grumman Corp.	8,000	2,364,240
NVIDIA Corp.	32,000	6,617,920
OptiNose, Inc. (b)	37,400	753,984
Oracle Corp.	250,000	12,725,000
PayPal Holdings, Inc. (a)	464,000	33,667,840
Phillips 66 Co.	114,000	10,383,120
Priceline Group, Inc. (a)	2,500	4,779,900
Red Hat, Inc. (a)	37,000	4,470,710
ResMed, Inc.	4,000	336,720
RingCentral, Inc. (a)	14,000	590,100
S&P Global, Inc.	239,092	37,410,725
Sirius XM Holdings, Inc.	260,000	1,414,400
Spark Therapeutics, Inc. (a)	7,600	614,840
Square, Inc. (a)	489,000	18,185,910
T. Rowe Price Group, Inc.	36,000	3,344,400
TD Ameritrade Holding Corp.	101,000	5,048,990
Thermo Fisher Scientific, Inc.	42,000	8,140,860
Union Pacific Corp.	48,000	5,557,920
United Rentals, Inc. (a)	31,000	4,385,880
UnitedHealth Group, Inc.	119,000	25,016,180
VF Corp.	15,000	1,044,750
Visa, Inc. Class A	91,000	10,008,180
Wal-Mart Stores, Inc.	195,000	17,025,450
Workday, Inc. Class A (a)	2,000	221,980
Zendesk, Inc. (a)	13,000	403,000

TOTAL UNITED STATES OF AMERICA		887,272,626

TOTAL COMMON STOCKS
(Cost $1,267,471,906)		1,684,720,720

Preferred Stocks - 0.3%
Convertible Preferred Stocks - 0.1%
Cayman Islands - 0.1%
China Internet Plus Holdings Ltd. Series A-11 (a)(e)(f)	369,166	2,063,291
Nonconvertible Preferred Stocks - 0.2%
Brazil - 0.2%
Itausa-Investimentos Itau SA (PN)	1,063,100	3,405,768
TOTAL PREFERRED STOCKS
(Cost $4,891,628)		5,469,059
	Principal Amount	Value

Government Obligations - 0.0%
United States of America - 0.0%
U.S. Treasury Bills, yield at date of purchase 0.99% 11/30/17 (Cost $199,841)(g)	200,000	199,840
	Shares	Value

Money Market Funds - 3.4%
Fidelity Cash Central Fund, 1.10%(h)	37,303,215	37,310,676
Fidelity Securities Lending Cash Central Fund 1.11%(h)(i)	20,755,858	20,757,934
TOTAL MONEY MARKET FUNDS
(Cost $58,068,207)		58,068,610
TOTAL INVESTMENT IN SECURITIES - 101.0%
(Cost $1,330,631,582)		1,748,458,229
NET OTHER ASSETS (LIABILITIES) - (1.0)%		(16,852,987)
NET ASSETS - 100%		$1,731,605,242

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
TSE TOPIX Index Contracts (Japan)	45	Dec. 2017	$6,977,266	$724,893	$724,893

The notional amount of futures purchased as a percentage of Net Assets is 0.4%

Security Type Abbreviations

ELS – Equity-Linked Security

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,620,213 or 0.2% of net assets.

 (e) Level 3 security

 (f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,063,291 or 0.1% of net assets.

 (g) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $199,840.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
China Internet Plus Holdings Ltd. Series A-11	1/26/15	$1,166,878

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$167,150
Fidelity Securities Lending Cash Central Fund	489,360
Total	$656,510

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$209,616,971	$181,371,423	$26,182,257	$2,063,291
Consumer Staples	132,873,603	91,682,197	41,191,406	--
Energy	61,900,154	41,342,842	20,557,312	--
Financials	299,074,121	253,626,173	45,447,948	--
Health Care	199,277,283	157,307,739	41,967,220	2,324
Industrials	169,999,660	145,257,525	24,742,135	--
Information Technology	470,861,650	432,802,865	38,058,785	--
Materials	91,207,190	79,554,686	11,652,504	--
Real Estate	33,919,074	26,196,461	7,722,613	--
Telecommunication Services	19,204,330	7,106,334	12,097,996	--
Utilities	2,255,743	2,255,743	--	--
Government Obligations	199,840	--	199,840	--
Money Market Funds	58,068,610	58,068,610	--	--
Total Investments in Securities:	$1,748,458,229	$1,476,572,598	$269,820,016	$2,065,615
Derivative Instruments:
Assets
Futures Contracts	$724,893	$724,893	$--	$--
Total Assets	$724,893	$724,893	$--	$--
Total Derivative Instruments:	$724,893	$724,893	$--	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2017. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$73,322,606
Level 2 to Level 1	$34,687,015

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2017. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$724,893	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2017
Assets
Investment in securities, at value (including securities loaned of $19,635,905) — See accompanying schedule: Unaffiliated issuers (cost $1,272,563,375)	$1,690,389,619
Fidelity Central Funds (cost $58,068,207)	58,068,610
Total Investment in Securities (cost $1,330,631,582)		$1,748,458,229
Foreign currency held at value (cost $1,065,346)		1,067,966
Receivable for investments sold		16,144,344
Receivable for fund shares sold		1,820,202
Dividends receivable		2,035,309
Distributions receivable from Fidelity Central Funds		41,939
Prepaid expenses		3,673
Other receivables		80,648
Total assets		1,769,652,310
Liabilities
Payable for investments purchased
Regular delivery	$14,702,409
Delayed delivery	247,762
Payable for fund shares redeemed	863,973
Accrued management fee	970,554
Distribution and service plan fees payable	19,388
Payable for daily variation margin on futures contracts	29,682
Other affiliated payables	285,286
Other payables and accrued expenses	168,689
Collateral on securities loaned	20,759,325
Total liabilities		38,047,068
Net Assets		$1,731,605,242
Net Assets consist of:
Paid in capital		$1,209,958,993
Undistributed net investment income		9,622,281
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		93,619,953
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		418,404,015
Net Assets		$1,731,605,242
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($32,822,841 ÷ 1,203,144 shares)		$27.28
Maximum offering price per share (100/94.25 of $27.28)		$28.94
Class M:
Net Asset Value and redemption price per share ($10,634,468 ÷ 392,206 shares)		$27.11
Maximum offering price per share (100/96.50 of $27.11)		$28.09
Class C:
Net Asset Value and offering price per share ($10,264,178 ÷ 384,854 shares)(a)		$26.67
Worldwide:
Net Asset Value, offering price and redemption price per share ($1,656,172,530 ÷ 59,980,666 shares)		$27.61
Class I:
Net Asset Value, offering price and redemption price per share ($21,711,225 ÷ 789,799 shares)		$27.49

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2017
Investment Income
Dividends		$25,287,227
Income from Fidelity Central Funds		656,510
Income before foreign taxes withheld		25,943,737
Less foreign taxes withheld		(1,356,962)
Total income		24,586,775
Expenses
Management fee
Basic fee	$10,364,995
Performance adjustment	(1,458,784)
Transfer agent fees	2,801,749
Distribution and service plan fees	220,288
Accounting and security lending fees	486,253
Custodian fees and expenses	165,957
Independent trustees' fees and expenses	6,182
Registration fees	94,286
Audit	77,710
Legal	11,659
Miscellaneous	13,120
Total expenses before reductions	12,783,415
Expense reductions	(154,268)	12,629,147
Net investment income (loss)		11,957,628
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	144,186,555
Fidelity Central Funds	(4,129)
Foreign currency transactions	(20,590)
Total net realized gain (loss)		144,161,836
Change in net unrealized appreciation (depreciation) on:
Unaffiliated issuers (net of increase in deferred foreign taxes of $79,392)	209,997,363
Fidelity Central Funds	(219)
Assets and liabilities in foreign currencies	77,302
Futures contracts	724,893
Total change in net unrealized appreciation (depreciation)		210,799,339
Net gain (loss)		354,961,175
Net increase (decrease) in net assets resulting from operations		$366,918,803

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2017	Year ended October 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$11,957,628	$13,077,907
Net realized gain (loss)	144,161,836	(34,179,863)
Change in net unrealized appreciation (depreciation)	210,799,339	7,184,648
Net increase (decrease) in net assets resulting from operations	366,918,803	(13,917,308)
Distributions to shareholders from net investment income	(12,665,638)	(9,278,911)
Distributions to shareholders from net realized gain	(4,590,871)	(52,672,015)
Total distributions	(17,256,509)	(61,950,926)
Share transactions - net increase (decrease)	(100,984,602)	(65,607,542)
Redemption fees	2,108	16,394
Total increase (decrease) in net assets	248,679,800	(141,459,382)
Net Assets
Beginning of period	1,482,925,442	1,624,384,824
End of period	$1,731,605,242	$1,482,925,442
Other Information
Undistributed net investment income end of period	$9,622,281	$10,754,309

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Worldwide Fund Class A

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$21.83	$22.88	$24.64	$25.18	$19.69
Income from Investment Operations
Net investment income (loss)A	.11	.12	.06	.02	.02
Net realized and unrealized gain (loss)	5.53	(.35)	.58	1.46	5.66
Total from investment operations	5.64	(.23)	.64	1.48	5.68
Distributions from net investment income	(.12)	(.07)	–	(.04)	(.11)
Distributions from net realized gain	(.07)	(.75)	(2.40)	(1.98)	(.08)
Total distributions	(.19)	(.82)	(2.40)	(2.02)	(.19)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$27.28	$21.83	$22.88	$24.64	$25.18
Total ReturnC,D	26.06%	(1.09)%	2.73%	6.29%	29.10%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.12%	1.22%	1.27%	1.31%	1.45%
Expenses net of fee waivers, if any	1.12%	1.22%	1.26%	1.31%	1.45%
Expenses net of all reductions	1.11%	1.22%	1.26%	1.31%	1.42%
Net investment income (loss)	.47%	.55%	.27%	.10%	.09%
Supplemental Data
Net assets, end of period (000 omitted)	$32,823	$29,052	$31,043	$33,788	$28,661
Portfolio turnover rateG	111%	117%	151%	163%	161%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Worldwide Fund Class M

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$21.67	$22.72	$24.49	$25.05	$19.61
Income from Investment Operations
Net investment income (loss)A	.04	.05	(.01)	(.04)	(.04)
Net realized and unrealized gain (loss)	5.50	(.35)	.57	1.46	5.63
Total from investment operations	5.54	(.30)	.56	1.42	5.59
Distributions from net investment income	(.03)	–B	–	–	(.07)
Distributions from net realized gain	(.07)	(.75)	(2.33)	(1.98)	(.08)
Total distributions	(.10)	(.75)	(2.33)	(1.98)	(.15)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$27.11	$21.67	$22.72	$24.49	$25.05
Total ReturnC,D	25.68%	(1.38)%	2.36%	6.05%	28.73%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.42%	1.53%	1.57%	1.58%	1.71%
Expenses net of fee waivers, if any	1.42%	1.52%	1.56%	1.58%	1.70%
Expenses net of all reductions	1.41%	1.52%	1.56%	1.58%	1.68%
Net investment income (loss)	.17%	.25%	(.04)%	(.17)%	(.16)%
Supplemental Data
Net assets, end of period (000 omitted)	$10,634	$9,270	$13,055	$12,160	$9,822
Portfolio turnover rateG	111%	117%	151%	163%	161%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Worldwide Fund Class C

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$21.33	$22.48	$24.12	$24.78	$19.41
Income from Investment Operations
Net investment income (loss)A	(.07)	(.05)	(.12)	(.15)	(.14)
Net realized and unrealized gain (loss)	5.42	(.35)	.57	1.44	5.58
Total from investment operations	5.35	(.40)	.45	1.29	5.44
Distributions from net investment income	–	–	–	–	–
Distributions from net realized gain	(.01)	(.75)	(2.09)	(1.95)	(.07)
Total distributions	(.01)	(.75)	(2.09)	(1.95)	(.07)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$26.67	$21.33	$22.48	$24.12	$24.78
Total ReturnC,D	25.10%	(1.88)%	1.90%	5.55%	28.12%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.89%	2.01%	2.07%	2.04%	2.15%
Expenses net of fee waivers, if any	1.89%	2.01%	2.07%	2.04%	2.14%
Expenses net of all reductions	1.88%	2.00%	2.06%	2.03%	2.12%
Net investment income (loss)	(.30)%	(.24)%	(.54)%	(.63)%	(.60)%
Supplemental Data
Net assets, end of period (000 omitted)	$10,264	$10,315	$11,231	$9,229	$10,778
Portfolio turnover rateG	111%	117%	151%	163%	161%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Worldwide Fund

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$22.09	$23.14	$24.92	$25.41	$19.85
Income from Investment Operations
Net investment income (loss)A	.19	.19	.13	.11	.10
Net realized and unrealized gain (loss)	5.60	(.35)	.58	1.47	5.70
Total from investment operations	5.79	(.16)	.71	1.58	5.80
Distributions from net investment income	(.20)	(.14)	(.08)	(.09)	(.16)
Distributions from net realized gain	(.07)	(.75)	(2.41)	(1.98)	(.08)
Total distributions	(.27)	(.89)	(2.49)	(2.07)	(.24)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$27.61	$22.09	$23.14	$24.92	$25.41
Total ReturnC	26.49%	(.78)%	3.01%	6.64%	29.54%
Ratios to Average Net AssetsD,E
Expenses before reductions	.81%	.91%	.96%	.98%	1.11%
Expenses net of fee waivers, if any	.81%	.91%	.96%	.97%	1.11%
Expenses net of all reductions	.80%	.90%	.95%	.97%	1.08%
Net investment income (loss)	.79%	.87%	.57%	.44%	.43%
Supplemental Data
Net assets, end of period (000 omitted)	$1,656,173	$1,421,364	$1,543,516	$1,535,658	$1,464,415
Portfolio turnover rateF	111%	117%	151%	163%	161%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Worldwide Fund Class I

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$21.99	$23.03	$24.81	$25.31	$19.78
Income from Investment Operations
Net investment income (loss)A	.19	.17	.13	.10	.08
Net realized and unrealized gain (loss)	5.56	(.35)	.58	1.47	5.68
Total from investment operations	5.75	(.18)	.71	1.57	5.76
Distributions from net investment income	(.18)	(.11)	(.07)	(.09)	(.15)
Distributions from net realized gain	(.07)	(.75)	(2.41)	(1.98)	(.08)
Total distributions	(.25)	(.86)	(2.49)B	(2.07)	(.23)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$27.49	$21.99	$23.03	$24.81	$25.31
Total ReturnD	26.45%	(.86)%	3.00%	6.63%	29.44%
Ratios to Average Net AssetsE,F
Expenses before reductions	.83%	.99%	.98%	1.01%	1.17%
Expenses net of fee waivers, if any	.83%	.99%	.98%	1.01%	1.17%
Expenses net of all reductions	.82%	.98%	.97%	1.00%	1.14%
Net investment income (loss)	.77%	.78%	.55%	.40%	.37%
Supplemental Data
Net assets, end of period (000 omitted)	$21,711	$12,924	$25,173	$19,107	$10,639
Portfolio turnover rateG	111%	117%	151%	163%	161%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $2.49 per share is comprised of distributions from net investment income of $.074 and distributions from net realized gain of $2.413 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2017

1. Organization.

Fidelity Worldwide Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M (formerly Class T), Class C, Worldwide and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All prior fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period November 1, 2015 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2017, including information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and includes proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, partnerships, passive foreign investment companies (PFIC), market discount, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$431,942,515
Gross unrealized depreciation	(23,406,408)
Net unrealized appreciation (depreciation)	$408,536,107
Tax Cost	$1,340,647,015

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$9,623,728
Undistributed long-term capital gain	$103,635,724
Net unrealized appreciation (depreciation) on securities and other investments	$408,466,878

The tax character of distributions paid was as follows:

	October 31, 2017	October 31, 2016
Ordinary Income	$17,256,509	$ 9,278,911
Long-term Capital Gains	–	52,672,015
Total	$17,256,509	$ 61,950,926

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2016, the Board of Trustees approved the elimination of these redemption fees effective December 12, 2016.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,693,521,678 and $1,806,010,288, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .424% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Worldwide as compared to its benchmark index, the MSCI World Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .57% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$73,801	$1,018
Class M	.25%	.25%	48,244	237
Class C	.75%	.25%	98,243	9,319
			$220,288	$10,574

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$9,029
Class M	1,228
Class C(a)	1,204
$11,461

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$72,470.25
Class M	28,434.29
Class C	25,945.26
Worldwide	2,642,688.18
Class I	32,212.20
	$2,801,749

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $27,364 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $2,643.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,895 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of Income from Fidelity Central Funds. Total security lending income during the period amounted to $489,360, including $10,852 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $141,183 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $13,085.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2017	Year ended October 31, 2016
From net investment income
Class A	$156,512	$95,208
Class M	13,192	2,313
Worldwide	12,387,164	9,064,407
Class I	108,770	116,983
Total	$12,665,638	$9,278,911
From net realized gain
Class A	$90,544	$1,050,091
Class M	29,788	433,754
Class B	–	11,494
Class C	5,172	384,211
Worldwide	4,423,987	49,987,535
Class I	41,380	804,930
Total	$4,590,871	$52,672,015

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2017	Year ended October 31, 2016	Year ended October 31, 2017	Year ended October 31, 2016
Class A
Shares sold	252,685	331,876	$6,107,897	$7,164,455
Reinvestment of distributions	11,049	49,536	241,860	1,105,146
Shares redeemed	(391,649)	(407,262)	(9,231,105)	(8,799,726)
Net increase (decrease)	(127,915)	(25,850)	$(2,881,348)	$(530,125)
Class M
Shares sold	59,279	92,065	$1,423,926	$1,986,009
Reinvestment of distributions	1,947	19,370	42,456	430,197
Shares redeemed	(96,788)	(258,217)	(2,279,691)	(5,563,782)
Net increase (decrease)	(35,562)	(146,782)	$(813,309)	$(3,147,576)
Class B
Shares sold	–	457	$–	$8,678
Reinvestment of distributions	–	487	–	10,726
Shares redeemed	–	(17,206)	–	(357,745)
Net increase (decrease)	–	(16,262)	$–	$(338,341)
Class C
Shares sold	50,318	109,109	$1,172,168	$2,300,381
Reinvestment of distributions	220	15,568	4,750	341,870
Shares redeemed	(149,358)	(140,660)	(3,414,844)	(2,969,570)
Net increase (decrease)	(98,820)	(15,983)	$(2,237,926)	$(327,319)
Worldwide
Shares sold	6,214,435	8,058,052	$152,123,337	$175,292,628
Reinvestment of distributions	735,217	2,542,668	16,240,943	57,260,887
Shares redeemed	(11,303,639)	(12,958,622)	(268,415,255)	(282,800,632)
Net increase (decrease)	(4,353,987)	(2,357,902)	$(100,050,975)	$(50,247,117)
Class I
Shares sold	418,936	401,119	$10,241,482	$8,728,970
Reinvestment of distributions	6,375	28,687	140,244	643,439
Shares redeemed	(223,274)	(935,107)	(5,382,770)	(20,389,473)
Net increase (decrease)	202,037	(505,301)	$4,998,956	$(11,017,064)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Worldwide Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Worldwide Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Worldwide Fund as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 14, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 190 funds. Mr. Chiel oversees 143 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Joseph DeSantis (1959)

Year of Election or Appointment: 2017

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2017 to October 31, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During Period-B May 1, 2017 to October 31, 2017
Class A	1.19%
Actual		$1,000.00	$1,141.90	$6.42
Hypothetical-C		$1,000.00	$1,019.21	$6.06
Class M	1.48%
Actual		$1,000.00	$1,140.00	$7.98
Hypothetical-C		$1,000.00	$1,017.74	$7.53
Class C	1.96%
Actual		$1,000.00	$1,137.30	$10.56
Hypothetical-C		$1,000.00	$1,015.32	$9.96
Worldwide	.87%
Actual		$1,000.00	$1,143.30	$4.70
Hypothetical-C		$1,000.00	$1,020.82	$4.43
Class I	.88%
Actual		$1,000.00	$1,143.50	$4.75
Hypothetical-C		$1,000.00	$1,020.77	$4.48

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Worldwide Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Worldwide Fund
Class A	12/11/17	12/08/17	$0.093	$1.648
Class M	12/11/17	12/08/17	$0.019	$1.648
Class C	12/11/17	12/08/17	$0.000	$1.648
Worldwide	12/11/17	12/08/17	$0.174	$1.648
Class I	12/11/17	12/08/17	$0.176	$1.648

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2017, $104,103,722, or, if subsequently determined to be different, the net capital gain of such year.

Class A designates 69%; Class M designates 100%; Class C designates 100%; Retail Class designates 49%; and Class I designates 52%; of the dividend distributed in December during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Class M, Class C, Retail Class and Class I designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Worldwide Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2017 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Amendment to Group Fee Rate. The Board also approved an amendment to the management contract for the fund to add an additional breakpoint to the group fee schedule, effective October 1, 2017. The Board noted that the additional breakpoint would result in lower management fee rates as Fidelity's assets under management increase.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity Worldwide Fund

The Board has discussed the fund's underperformance (based on the December 31, 2016 data presented herein) with FMR, including the fund's investment strategy, the portfolio management team, and broader trends in the market that may have impacted the fund's performance, and has engaged with FMR to consider what steps might be taken to remediate the fund's underperformance. The Board noted that the fund's performance has improved since the period shown.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Worldwide Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

Furthermore, the Board considered that it had approved a reduction (effective August 1, 2014) in the individual fund fee rate component of the management fee rate for the fund from 0.450% to 0.424%. The Board considered that the chart reflects the fund's lower management fee rate for 2014, as if the lower fee rate were in effect for the entire year.

The Board noted that, in 2014, the Board and the boards of other Fidelity funds formed the ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class C, Class I, and the retail class ranked below the competitive median for 2016 and the total expense ratio of Class M (formerly Class T) ranked above the competitive median for 2016. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class M was above the competitive median primarily because of higher 12b-1 fees on Class M as compared to most competitor funds. Class M has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class M is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although Class M was above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results, including the impact of market trends on actively managed funds; (iii) the use of performance fees and the calculation of performance adjustments, including the impact of underperformance and fund outflows on performance adjustments; (iv) metrics for evaluating index fund performance; (v) Fidelity's group fee structure, including the group fee breakpoint schedules; (vi) the terms of Fidelity's contractual and voluntary expense cap arrangements with the funds; (vii) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (viii) the expense structures for different funds and classes; (ix) Fidelity's arrangements with affiliated sub-advisers on behalf of the funds; (x) information regarding other accounts managed by Fidelity, including institutional accounts and collective investment trusts; (xi) recent changes to the fee structure for certain funds of funds; and (xii) the impact of the Department of Labor's new fiduciary rule on the funds' comparative expense information.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

AWLD-ANN-1217
1.883447.108

Fidelity® Diversified International Fund Class K Annual Report October 31, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2017	Past 1 year	Past 5 years	Past 10 years
Class K	22.55%	9.56%	1.57%

 The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity® Diversified International Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Diversified International Fund - Class K on October 31, 2007.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

See above for additional information regarding the performance of Class K.

Period Ending Values
$11,688	Fidelity® Diversified International Fund - Class K
$11,334	MSCI EAFE Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index returned 23.85% for the 12 months ending October 31, 2017, helped partly by a generally weak U.S. dollar. Some favorable election results in continental Europe (+30%) suggested ebbing political uncertainty and near-term risk there, but the U.K. (+20%) faced more-mixed conditions ahead of its expected exit from the European Union. Despite central-bank easing – and pressured recently by yen strength – Japan (+18%) lagged the rest of the Asia-Pacific group (+22%). Commodity-price volatility slowed Canada (+17%), but the emerging-markets group (+26%) sped ahead. Sector-wise, information technology (+47%) was driven by a surge among several Chinese internet-related names. Financials (+27%) rode rising interest rates that, at the same time, weighed on real estate (+17%), utilities (+16%), consumer staples (+14%) and telecommunication services (+9%) – so-called “bond proxy” sectors. Materials (+28%) and industrials (+27%) responded to demand from China and price gains for certain commodities. In the energy sector (+20%), oil prices lost ground in the spring before rebounding through October 31 to end well above where they started 12 months ago. Lastly, health care (+14%) was hurt by early-period turmoil around drug pricing and health care legislation.

Comments from Portfolio Manager William Bower:  For the fiscal year, the fund’s share classes gained about 22% to 23%, lagging the 23.69% result of the benchmark MSCI EAFE Index. Versus the benchmark, a cash stake of 4%, on average, in a strong market detracted significantly. Non-benchmark investments in the U.S. and Canada also were costly, whereas holdings in emerging markets notably helped. Sector-wise, stock selection in energy and consumer staples hurt most. Picks in industrials and an overweighting in information technology added substantial value. Among individual stocks, detractors included non-benchmark investments in North American beauty-products manufacturer Coty (-31%) and convenience-store operator Alimentation Couche-Tard (-6%), based in Canada but operating globally, as well as untimely ownership of Israel-headquartered Teva Pharmaceutical Industries, which we sold by period end. Several out-of-index energy names also made the list of detractors. Conversely, out-of-index holdings in France-based asset manager Amundi (+89%), China's Alibaba Group Holding (+81%) and U.K. retailer B&M European Value Retail (+87%) aided relative results.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2017
Japan	17.3%
United Kingdom	13.1%
United States of America*	9.8%
Germany	7.8%
France	6.6%
Netherlands	6.0%
India	4.0%
Canada	3.6%
Ireland	3.6%
Other	28.2%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2017
United Kingdom	16.4%
Japan	14.9%
United States of America*	10.2%
Germany	8.3%
Netherlands	6.2%
France	5.1%
Canada	3.7%
India	3.6%
Ireland	3.6%
Other	28.0%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	96.5	96.0
Bonds	0.0	0.1
Short-Term Investments and Net Other Assets (Liabilities)	3.5	3.9

Top Ten Stocks as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
ORIX Corp. (Japan, Diversified Financial Services)	1.6	1.5
SAP SE (Germany, Software)	1.6	1.3
Bayer AG (Germany, Pharmaceuticals)	1.6	2.2
Hoya Corp. (Japan, Health Care Equipment & Supplies)	1.5	1.5
Prudential PLC (United Kingdom, Insurance)	1.5	1.5
British American Tobacco PLC sponsored ADR (United States of America, Tobacco)	1.4	1.3
Keyence Corp. (Japan, Electronic Equipment & Components)	1.4	1.2
Unilever NV (Certificaten Van Aandelen) (Bearer) (Netherlands, Personal Products)	1.4	1.0
HDFC Bank Ltd. (India, Banks)	1.2	1.2
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR (Taiwan, Semiconductors & Semiconductor Equipment)	1.1	1.0
	14.3

Top Market Sectors as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	24.0	22.6
Industrials	14.8	10.9
Information Technology	13.5	12.4
Consumer Staples	13.0	14.2
Consumer Discretionary	10.5	12.4
Health Care	10.4	13.2
Energy	4.2	4.3
Materials	3.8	3.4
Telecommunication Services	1.9	2.1
Real Estate	0.4	0.4

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments October 31, 2017

Showing Percentage of Net Assets

Common Stocks - 95.6%
	Shares	Value
Australia - 1.5%
Amcor Ltd.	3,813,801	$46,235,259
Australia & New Zealand Banking Group Ltd.	4,823,181	110,447,333
Bapcor Ltd.	833,878	3,471,854
CSL Ltd.	461,516	49,073,031
Magellan Financial Group Ltd.	2,897,764	53,826,095
Ramsay Health Care Ltd.	568,722	29,124,008

TOTAL AUSTRALIA		292,177,580

Austria - 0.1%
Andritz AG	402,700	22,769,391
Bailiwick of Jersey - 2.2%
Shire PLC	3,092,687	152,332,139
Wolseley PLC	2,897,788	202,633,905
WPP PLC	4,860,109	85,922,976

TOTAL BAILIWICK OF JERSEY		440,889,020

Belgium - 2.1%
Anheuser-Busch InBev SA NV	1,642,930	201,458,124
KBC Groep NV	2,603,558	216,265,727

TOTAL BELGIUM		417,723,851

Bermuda - 1.0%
Credicorp Ltd. (United States)	368,100	77,094,864
Hiscox Ltd.	2,521,922	47,830,727
IHS Markit Ltd. (a)	1,601,600	68,244,176

TOTAL BERMUDA		193,169,767

British Virgin Islands - 0.2%
Mail.Ru Group Ltd. GDR (Reg. S) (a)	1,063,096	34,550,620
Canada - 3.6%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	4,012,581	188,141,249
CCL Industries, Inc. Class B	209,500	10,097,442
Cenovus Energy, Inc.	10,675,100	103,598,366
Constellation Software, Inc.	58,238	33,133,499
Fairfax India Holdings Corp. (a)	5,404,400	91,766,712
Imperial Oil Ltd.	2,438,100	79,052,572
PrairieSky Royalty Ltd.	792,798	21,102,770
Suncor Energy, Inc.	5,785,600	196,426,076

TOTAL CANADA		723,318,686

Cayman Islands - 1.1%
Alibaba Group Holding Ltd. sponsored ADR (a)	863,800	159,707,982
JD.com, Inc. sponsored ADR (a)	1,250,292	46,910,956
NetEase, Inc. ADR	36,800	10,374,656
Silicon Motion Technology Corp. sponsored ADR	41,075	1,988,852
Zai Lab Ltd. ADR	291,200	7,865,312

TOTAL CAYMAN ISLANDS		226,847,758

China - 0.9%
Jiangsu Hengrui Medicine Co. Ltd. (A Shares)	3,145,300	31,870,641
Kweichow Moutai Co. Ltd. (A Shares)	1,318,010	122,770,459
Shanghai International Airport Co. Ltd. (A Shares)	2,182,300	14,389,912
Tonghua Dongbao Pharmaceutical Co. Ltd. Class A	4,206,200	13,706,016

TOTAL CHINA		182,737,028

Curacao - 0.2%
Schlumberger Ltd.	746,225	47,758,400
Denmark - 0.2%
A.P. Moller - Maersk A/S Series B	14,307	27,479,652
NNIT A/S	520,965	14,842,192

TOTAL DENMARK		42,321,844

Finland - 0.3%
Sampo Oyj (A Shares)	1,291,300	67,657,603
France - 6.6%
Amundi SA	2,255,913	191,251,303
AXA SA	3,270,100	98,719,180
BNP Paribas SA	2,100,900	164,062,525
Capgemini SA	335,600	40,792,884
Compagnie de St. Gobain	1,671,100	98,029,811
Elis SA	1,867,000	48,704,085
Kering SA	124,300	56,975,202
LVMH Moet Hennessy - Louis Vuitton SA	413,645	123,375,153
Maisons du Monde SA	859,100	37,176,846
Sanofi SA	2,279,029	215,793,624
Societe Generale Series A	1,909,400	106,266,758
VINCI SA (b)	1,276,500	124,976,553

TOTAL FRANCE		1,306,123,924

Germany - 7.0%
adidas AG	659,940	146,866,079
Aumann AG	320,400	29,708,148
Axel Springer Verlag AG	774,900	52,262,987
Bayer AG	2,400,762	312,288,670
Deutsche Post AG	2,594,712	118,842,745
Fresenius SE & Co. KGaA	2,041,100	170,495,928
Linde AG (a)	339,300	73,098,455
Linde AG	89,200	19,265,099
ProSiebenSat.1 Media AG	1,163,390	40,978,893
Rational AG	44,416	29,128,481
Rheinmetall AG	114,300	13,480,663
SAP SE	2,791,867	319,006,051
Symrise AG	906,600	70,554,902

TOTAL GERMANY		1,395,977,101

Hong Kong - 1.3%
AIA Group Ltd.	26,153,800	196,788,789
Techtronic Industries Co. Ltd.	10,885,500	63,836,186

TOTAL HONG KONG		260,624,975

India - 4.0%
Adani Ports & Special Economic Zone Ltd.	4,697,856	31,223,511
Axis Bank Ltd.	3,521,691	28,453,632
Godrej Consumer Products Ltd.	832,727	12,010,560
HDFC Bank Ltd.	8,697,303	243,439,752
Housing Development Finance Corp. Ltd.	6,856,267	180,793,672
ICICI Bank Ltd.	10,484,648	49,166,350
ITC Ltd.	14,582,897	59,840,552
Kajaria Ceramics Ltd.	1,306,007	13,719,629
Kotak Mahindra Bank Ltd.	2,387,505	37,796,324
LIC Housing Finance Ltd.	1,859,912	17,197,364
Reliance Industries Ltd.	8,620,314	125,257,489

TOTAL INDIA		798,898,835

Indonesia - 0.9%
PT Bank Central Asia Tbk	51,466,700	79,310,896
PT Bank Rakyat Indonesia Tbk	87,018,400	100,091,210

TOTAL INDONESIA		179,402,106

Ireland - 3.6%
Allergan PLC	402,700	71,370,521
CRH PLC	2,401,000	90,273,716
DCC PLC (United Kingdom)	737,789	69,964,465
Kerry Group PLC Class A	1,071,540	107,905,453
Kingspan Group PLC (Ireland)	1,914,400	80,056,600
Paddy Power Betfair PLC (Ireland)	487,300	49,838,038
Ryanair Holdings PLC sponsored ADR (a)	1,897,832	212,765,946
Weatherford International PLC (b)	8,442,200	29,294,434

TOTAL IRELAND		711,469,173

Isle of Man - 0.2%
Paysafe Group PLC (a)	5,125,688	39,893,020
Israel - 1.1%
Check Point Software Technologies Ltd. (a)	1,186,200	139,627,602
Elbit Systems Ltd. (Israel)	292,893	43,419,282
Frutarom Industries Ltd.	117,549	9,677,659
SodaStream International Ltd. (a)	402,360	25,618,261

TOTAL ISRAEL		218,342,804

Italy - 0.8%
Buzzi Unicem SpA	281,400	7,843,986
Intesa Sanpaolo SpA	33,579,600	112,891,505
Prada SpA	8,593,900	29,742,777

TOTAL ITALY		150,478,268

Japan - 17.3%
Bridgestone Corp.	2,581,100	123,300,175
Daikin Industries Ltd.	1,024,600	113,229,439
Daito Trust Construction Co. Ltd.	382,200	66,821,714
Dentsu, Inc.	655,900	28,055,443
Hoya Corp.	5,662,100	307,626,090
Itochu Corp.	1,719,400	30,118,119
Kao Corp.	562,600	34,000,813
KDDI Corp.	6,134,000	163,425,958
Keyence Corp.	501,220	278,289,855
Minebea Mitsumi, Inc.	6,472,500	118,661,092
Misumi Group, Inc.	2,136,500	58,534,870
Mitsubishi UFJ Financial Group, Inc.	14,549,900	98,694,074
Morinaga & Co. Ltd.	1,094,600	62,183,992
Nabtesco Corp.	1,306,100	51,887,044
Nidec Corp.	629,400	83,699,451
Nippon Telegraph & Telephone Corp.	1,557,600	75,306,106
Nitori Holdings Co. Ltd.	1,049,800	152,568,848
Olympus Corp.	2,297,700	85,508,154
ORIX Corp.	18,571,300	319,307,774
Outsourcing, Inc.	2,421,600	33,384,336
PALTAC Corp.	746,900	29,663,912
Panasonic Corp.	3,999,800	60,394,439
Recruit Holdings Co. Ltd.	6,741,500	165,285,754
Renesas Electronics Corp. (a)	8,759,900	113,257,550
Seria Co. Ltd.	378,800	21,555,188
Seven & i Holdings Co. Ltd.	1,951,700	78,662,240
SMC Corp.	131,500	50,306,696
SoftBank Corp.	1,562,900	138,507,626
Sohgo Security Services Co., Ltd.	443,200	21,352,458
Sony Corp.	2,221,900	92,952,504
Start Today Co. Ltd.	916,100	25,091,642
Sundrug Co. Ltd.	557,600	24,265,928
The Suruga Bank Ltd.	1,382,000	31,466,232
Toto Ltd.	234,500	11,484,419
Tsuruha Holdings, Inc.	1,559,100	193,301,339
Welcia Holdings Co. Ltd.	2,207,700	83,787,113

TOTAL JAPAN		3,425,938,387

Korea (South) - 0.3%
LG Chemical Ltd.	143,726	51,868,312
Luxembourg - 1.4%
B&M European Value Retail S.A.	33,459,020	176,554,548
Eurofins Scientific SA	173,555	108,562,896

TOTAL LUXEMBOURG		285,117,444

Netherlands - 6.0%
Altice NV Class A (a)	1,606,557	30,307,289
ASML Holding NV	853,600	154,288,200
IMCD Group BV	1,115,147	70,144,865
ING Groep NV (Certificaten Van Aandelen)	7,874,300	145,513,025
Koninklijke Philips Electronics NV	3,324,100	135,466,859
LyondellBasell Industries NV Class A	970,800	100,506,924
RELX NV	6,675,555	150,777,033
Unilever NV (Certificaten Van Aandelen) (Bearer)	4,774,857	277,371,286
Wolters Kluwer NV	1,688,900	82,784,622
Yandex NV Series A (a)	1,225,300	41,451,899

TOTAL NETHERLANDS		1,188,612,002

New Zealand - 0.2%
Ryman Healthcare Group Ltd.	5,390,767	34,306,787
Norway - 1.1%
Schibsted ASA (A Shares)	1,100,200	28,367,057
Statoil ASA (b)	8,856,300	179,938,061

TOTAL NORWAY		208,305,118

Philippines - 0.1%
Alliance Global Group, Inc. (a)	44,456,756	13,788,915
Russia - 0.1%
Sberbank of Russia sponsored ADR	1,367,600	19,625,060
Singapore - 0.4%
Broadcom Ltd.	283,000	74,686,530
South Africa - 1.0%
Capitec Bank Holdings Ltd.	240,900	16,013,258
FirstRand Ltd.	2,462,300	8,925,320
Naspers Ltd. Class N	737,279	179,642,907

TOTAL SOUTH AFRICA		204,581,485

Spain - 2.4%
Aedas Homes SAU	527,000	18,416,279
Amadeus IT Holding SA Class A	2,541,600	172,453,946
CaixaBank SA (b)	27,361,000	128,059,530
Inditex SA (b)	1,009,238	37,731,231
Neinor Homes SLU	2,180,300	44,813,403
Prosegur Cash SA	21,558,774	70,315,666

TOTAL SPAIN		471,790,055

Sweden - 2.7%
Alfa Laval AB	812,600	20,587,633
ASSA ABLOY AB (B Shares)	5,166,400	108,922,503
Coor Service Management Holding AB	4,761,800	37,540,843
Essity AB Class B	5,262,900	157,352,956
HEXPOL AB (B Shares)	2,737,700	27,698,625
Nordea Bank AB	15,238,000	184,203,305

TOTAL SWEDEN		536,305,865

Switzerland - 2.6%
Credit Suisse Group AG	8,945,580	140,971,931
Forbo Holding AG (Reg.)	5,760	8,706,540
Julius Baer Group Ltd.	858,610	50,784,710
Lonza Group AG	44,682	11,868,621
Sika AG	24,411	180,699,880
UBS Group AG	7,589,527	129,173,727

TOTAL SWITZERLAND		522,205,409

Taiwan - 1.4%
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	5,151,800	218,075,694
Tripod Technology Corp.	3,623,000	13,343,719
United Microelectronics Corp.	97,903,000	50,564,290

TOTAL TAIWAN		281,983,703

Thailand - 0.3%
Kasikornbank PCL (For. Reg.)	8,915,900	61,192,812
United Kingdom - 13.1%
Admiral Group PLC	1,187,100	30,334,686
Aon PLC	132,700	19,033,161
Ascential PLC	5,579,523	24,965,784
Ashtead Group PLC	765,000	19,711,074
AstraZeneca PLC (United Kingdom)	877,857	59,396,651
Booker Group PLC	30,682,000	81,989,601
Bunzl PLC	3,219,170	100,261,428
Close Brothers Group PLC	352,200	6,497,387
Coca-Cola European Partners PLC	1,538,000	62,842,680
Compass Group PLC	5,088,988	111,725,269
Cranswick PLC	399,700	16,350,536
Dignity PLC	1,060,972	34,143,219
Essentra PLC	8,514,448	60,161,029
Halma PLC	2,087,056	32,764,135
Hastings Group Holdings PLC	9,754,776	40,823,744
Ibstock PLC	2,563,900	8,448,410
IMI PLC	153,435	2,490,249
Imperial Tobacco Group PLC	2,140,574	87,294,419
Indivior PLC (a)	8,860,400	43,729,666
Informa PLC	3,885,506	35,968,928
John Wood Group PLC	6,661,900	62,953,538
Liberty Global PLC Class A (a)	2,727,800	84,152,630
LivaNova PLC (a)	194,400	14,366,160
Lloyds Banking Group PLC	108,532,300	98,377,114
London Stock Exchange Group PLC	2,211,500	110,468,233
Melrose Industries PLC	48,347,680	141,204,324
Micro Focus International PLC	4,337,995	152,391,889
Polypipe Group PLC	2,873,300	15,741,715
Prudential PLC	12,262,974	300,999,311
Reckitt Benckiser Group PLC	2,224,887	199,053,218
Rentokil Initial PLC	2,549,700	11,371,478
Softcat PLC	3,658,300	26,067,307
Spectris PLC	1,883,500	64,040,206
St. James's Place Capital PLC	11,213,100	175,286,830
Standard Chartered PLC (United Kingdom) (a)	8,053,424	80,263,948
Standard Life PLC	16,681,012	95,221,701
Tesco PLC	21,206,400	51,098,695
The Weir Group PLC	1,372,060	35,589,548
Zpg PLC	269,857	1,254,437

TOTAL UNITED KINGDOM		2,598,834,338

United States of America - 6.3%
Alphabet, Inc. Class C (a)	130,803	132,979,562
Amgen, Inc.	681,000	119,324,820
British American Tobacco PLC sponsored ADR	4,341,100	279,566,840
Coty, Inc. Class A	6,917,900	106,535,660
DowDuPont, Inc.	269,100	19,458,621
MasterCard, Inc. Class A	952,500	141,703,425
Middleby Corp. (a)	149,700	17,350,230
Molson Coors Brewing Co. Class B	239,800	19,392,626
Oceaneering International, Inc.	1,201,700	24,298,374
Qualcomm, Inc.	1,025,000	52,285,250
Quintiles Transnational Holdings, Inc. (a)	529,600	57,249,760
S&P Global, Inc.	867,200	135,690,784
Visa, Inc. Class A	1,291,500	142,039,170

TOTAL UNITED STATES OF AMERICA		1,247,875,122

TOTAL COMMON STOCKS
(Cost $13,443,559,230)		18,980,149,098

Nonconvertible Preferred Stocks - 0.9%
Brazil - 0.1%
Itau Unibanco Holding SA	1,554,050	19,976,096
Germany - 0.8%
Henkel AG & Co. KGaA	713,800	100,192,127
Jungheinrich AG	400,500	18,189,709
Sartorius AG (non-vtg.)	404,784	37,725,727

TOTAL GERMANY		156,107,563

TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $106,485,937)		176,083,659

Money Market Funds - 5.3%
Fidelity Cash Central Fund, 1.10% (c)	676,531,129	676,666,435
Fidelity Securities Lending Cash Central Fund 1.11% (c)(d)	381,930,469	381,968,662
TOTAL MONEY MARKET FUNDS
(Cost $1,058,591,944)		1,058,635,097
TOTAL INVESTMENT IN SECURITIES - 101.8%
(Cost $14,608,637,111)		20,214,867,854
NET OTHER ASSETS (LIABILITIES) - (1.8)%		(366,494,562)
NET ASSETS - 100%		$19,848,373,292

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$5,567,673
Fidelity Securities Lending Cash Central Fund	7,733,924
Total	$13,301,597

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds*	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Coor Service Management Holding AB	$30,536,334	$--	$3,081,185	$1,432,658	$814,593	$9,271,101	$--
Essentra PLC	88,602,878	1,804,660	40,557,543	3,188,023	(25,507,701)	35,818,735	--
Total	$119,139,212	$1,804,660	$43,638,728	$4,620,681	$(24,693,108)	$45,089,836	$--

 * Includes the value of securities delivered through in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$2,093,637,164	$1,309,777,991	$783,859,173	$--
Consumer Staples	2,607,368,466	1,402,185,718	1,205,182,748	--
Energy	869,680,080	689,742,019	179,938,061	--
Financials	4,788,337,740	2,991,740,024	1,796,597,716	--
Health Care	2,083,894,273	815,482,086	1,268,412,187	--
Industrials	2,833,936,802	1,987,070,621	846,866,181	--
Information Technology	2,641,012,230	1,879,894,484	761,117,746	--
Materials	775,888,319	666,349,504	109,538,815	--
Real Estate	85,237,993	18,416,279	66,821,714	--
Telecommunication Services	377,239,690	--	377,239,690	--
Money Market Funds	1,058,635,097	1,058,635,097	--	--
Total Investments in Securities:	$20,214,867,854	$12,819,293,823	$7,395,574,031	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2017. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$2,445,574,351
Level 2 to Level 1	$450,710,763

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2017
Assets
Investment in securities, at value (including securities loaned of $360,781,460) — See accompanying schedule: Unaffiliated issuers (cost $13,550,045,167)	$19,156,232,757
Fidelity Central Funds (cost $1,058,591,944)	1,058,635,097
Total Investment in Securities (cost $14,608,637,111)		$20,214,867,854
Receivable for investments sold		33,751,333
Receivable for fund shares sold		24,116,764
Dividends receivable		56,281,843
Distributions receivable from Fidelity Central Funds		967,149
Prepaid expenses		44,986
Other receivables		2,206,095
Total assets		20,332,236,024
Liabilities
Payable for investments purchased	$56,264,417
Payable for fund shares redeemed	26,578,824
Accrued management fee	11,547,020
Other affiliated payables	2,077,279
Other payables and accrued expenses	5,422,792
Collateral on securities loaned	381,972,400
Total liabilities		483,862,732
Net Assets		$19,848,373,292
Net Assets consist of:
Paid in capital		$13,506,882,757
Undistributed net investment income		198,580,550
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		540,072,363
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		5,602,837,622
Net Assets		$19,848,373,292
Diversified International:
Net Asset Value, offering price and redemption price per share ($11,349,633,476 ÷ 274,185,480 shares)		$41.39
Class K:
Net Asset Value, offering price and redemption price per share ($8,498,739,816 ÷ 205,551,188 shares)		$41.35

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2017
Investment Income
Dividends (including $4,620,681 earned from other affiliated issuers)		$406,886,872
Interest		2,340
Income from Fidelity Central Funds		13,301,597
Income before foreign taxes withheld		420,190,809
Less foreign taxes withheld		(32,584,765)
Total income		387,606,044
Expenses
Management fee
Basic fee	$127,640,997
Performance adjustment	14,128,671
Transfer agent fees	22,273,504
Accounting and security lending fees	2,178,784
Custodian fees and expenses	2,026,367
Independent trustees' fees and expenses	75,801
Appreciation in deferred trustee compensation account	51
Registration fees	201,332
Audit	150,859
Legal	82,792
Miscellaneous	166,524
Total expenses before reductions	168,925,682
Expense reductions	(1,323,740)	167,601,942
Net investment income (loss)		220,004,102
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,584,389,310
Redemptions in-kind with affiliated entities (including gain from Other affiliated issuers of $283,429)	95,146,213
Fidelity Central Funds	(26,639)
Other affiliated issuers	(24,976,537)
Foreign currency transactions	979,495
Total net realized gain (loss)		1,655,511,842
Change in net unrealized appreciation (depreciation) on:
Unaffiliated issuers (net of increase in deferred foreign taxes of $2,897,453)	1,908,095,386
Fidelity Central Funds	(64,541)
Other affiliated issuers	45,089,836
Assets and liabilities in foreign currencies	2,132,614
Total change in net unrealized appreciation (depreciation)		1,955,253,295
Net gain (loss)		3,610,765,137
Net increase (decrease) in net assets resulting from operations		$3,830,769,239

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2017	Year ended October 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$220,004,102	$250,383,197
Net realized gain (loss)	1,655,511,842	(116,794,131)
Change in net unrealized appreciation (depreciation)	1,955,253,295	(1,001,178,165)
Net increase (decrease) in net assets resulting from operations	3,830,769,239	(867,589,099)
Distributions to shareholders from net investment income	(223,211,879)	(225,471,164)
Distributions to shareholders from net realized gain	(38,126,771)	(89,601,901)
Total distributions	(261,338,650)	(315,073,065)
Share transactions - net increase (decrease)	(3,320,742,656)	(2,421,343,717)
Redemption fees	26,003	142,450
Total increase (decrease) in net assets	248,713,936	(3,603,863,431)
Net Assets
Beginning of period	19,599,659,356	23,203,522,787
End of period	$19,848,373,292	$19,599,659,356
Other Information
Undistributed net investment income end of period	$198,580,550	$215,664,801

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Diversified International Fund

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$34.28	$36.07	$36.22	$35.89	$29.07
Income from Investment Operations
Net investment income (loss)A	.41	.39	.36	.60B	.44
Net realized and unrealized gain (loss)	7.15	(1.71)	.80	.28	6.90
Total from investment operations	7.56	(1.32)	1.16	.88	7.34
Distributions from net investment income	(.38)	(.33)C	(.40)	(.32)	(.46)
Distributions from net realized gain	(.07)	(.14)C	(.92)	(.23)	(.07)
Total distributions	(.45)	(.47)	(1.31)D	(.55)	(.52)E
Redemption fees added to paid in capitalA,F	–	–	–	–	–
Net asset value, end of period	$41.39	$34.28	$36.07	$36.22	$35.89
Total ReturnG	22.38%	(3.70)%	3.29%	2.48%	25.66%
Ratios to Average Net AssetsH,I
Expenses before reductions	.94%	1.05%	1.00%	.93%	.94%
Expenses net of fee waivers, if any	.94%	1.05%	.99%	.93%	.94%
Expenses net of all reductions	.93%	1.05%	.99%	.92%	.92%
Net investment income (loss)	1.10%	1.15%	.98%	1.65%B	1.38%
Supplemental Data
Net assets, end of period (000 omitted)	$11,349,633	$10,990,703	$13,059,983	$13,781,306	$14,432,586
Portfolio turnover rateJ	37%K	24%K	31%K	39%K	52%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.18 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.16%.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total distributions of $1.31 per share is comprised of distributions from net investment income of $.397 and distributions from net realized gain of $.917 per share.

 E Total distributions of $.52 per share is comprised of distributions from net investment income of $.456 and distributions from net realized gain of $.068 per share.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Diversified International Fund Class K

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$34.25	$36.04	$36.20	$35.87	$29.06
Income from Investment Operations
Net investment income (loss)A	.45	.44	.40	.65B	.49
Net realized and unrealized gain (loss)	7.15	(1.71)	.80	.28	6.90
Total from investment operations	7.60	(1.27)	1.20	.93	7.39
Distributions from net investment income	(.43)	(.38)C	(.45)	(.37)	(.51)
Distributions from net realized gain	(.07)	(.14)C	(.92)	(.23)	(.07)
Total distributions	(.50)	(.52)	(1.36)D	(.60)	(.58)
Redemption fees added to paid in capitalA,E	–	–	–	–	–
Net asset value, end of period	$41.35	$34.25	$36.04	$36.20	$35.87
Total ReturnF	22.55%	(3.57)%	3.40%	2.63%	25.86%
Ratios to Average Net AssetsG,H
Expenses before reductions	.82%	.92%	.87%	.80%	.80%
Expenses net of fee waivers, if any	.81%	.92%	.87%	.80%	.80%
Expenses net of all reductions	.81%	.92%	.86%	.79%	.78%
Net investment income (loss)	1.22%	1.28%	1.10%	1.78%B	1.52%
Supplemental Data
Net assets, end of period (000 omitted)	$8,498,740	$8,608,956	$10,143,540	$11,134,431	$11,541,599
Portfolio turnover rateI	37%J	24%J	31%J	39%J	52%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.18 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.29%.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total distributions of $1.36 per share is comprised of distributions from net investment income of $.446 and distributions from net realized gain of $.917 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2017

1. Organization.

Fidelity Diversified International Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Diversified International and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2017, including information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and includes proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), redemptions in kind, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$5,742,509,968
Gross unrealized depreciation	(377,918,323)
Net unrealized appreciation (depreciation)	$5,364,591,645
Tax Cost	$14,850,276,209

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$211,789,205
Undistributed long-term capital gain	$770,384,544
Net unrealized appreciation (depreciation) on securities and other investments	$5,363,977,224

The tax character of distributions paid was as follows:

	October 31, 2017	October 31, 2016
Ordinary Income	$261,338,650	$ 233,748,599
Long-term Capital Gains	–	81,324,466
Total	$261,338,650	$ 315,073,065

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2016, the Board of Trustees approved the elimination of these redemption fees effective December 12, 2016.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $6,829,591,162 and $8,531,347,380, respectively.

Redemptions In-Kind. During the period, 42,309,077 shares of the Fund held by an unaffiliated entity were redeemed in-kind for investments and cash with a value of $1,506,770,841. The net realized gain of $488,334,715 on investments delivered through the in-kind redemptions is included in the accompanying Statement of Operations. The amount of the redemptions is included in share transactions activity shown in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

Prior Fiscal Year Redemptions In-Kind. During the prior period, 15,503,523 shares of the Fund held by an unaffiliated entity were redeemed in-kind for investments and cash with a value of $522,690,109. The Fund had a net realized gain of $150,666,425 on investments delivered through the in-kind redemptions. The amount of the redemptions is included in share transactions activity shown in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .424% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Diversified International as compared to its benchmark index, the MSCI EAFE Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .74% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Diversified International. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Diversified International	$18,330,766.17
Class K	3,942,738.05
	$22,273,504

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $40,177 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Redemptions In-Kind. During the period, 6,219,500 shares of the Fund held by an affiliated entity were redeemed in-kind for investments and cash, including accrued interest, with a value of $252,875,067. The net realized gain of $95,146,213 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $2,106.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $61,027 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $7,733,924. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $1,152,960 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $5,091.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $165,689.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2017	Year ended October 31, 2016
From net investment income
Diversified International	$117,261,561	$119,184,629
Class K	105,950,318	106,286,535
Total	$223,211,879	$225,471,164
From net realized gain
Diversified International	$21,125,448	$50,476,541
Class K	17,001,323	39,125,360
Total	$38,126,771	$89,601,901

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2017	Year ended October 31, 2016	Year ended October 31, 2017	Year ended October 31, 2016
Diversified International
Shares sold	29,659,523	36,129,943	$1,086,343,758	$1,223,164,498
Reinvestment of distributions	3,851,054	4,457,297	128,009,018	158,724,354
Shares redeemed	(79,920,304)(a)	(82,034,474)	(2,857,242,109)(a)	(2,791,426,898)
Net increase (decrease)	(46,409,727)	(41,447,234)	$(1,642,889,333)	$(1,409,538,046)
Class K
Shares sold	40,529,599	41,707,314	$1,505,583,540	$1,421,802,525
Reinvestment of distributions	3,707,830	4,092,651	122,951,641	145,411,895
Shares redeemed	(90,053,301)(a)	(75,871,461)(b)	(3,306,388,504)(a)	(2,579,020,091)(b)
Net increase (decrease)	(45,815,872)	(30,071,496)	$(1,677,853,323)	$(1,011,805,671)

 (a) Amount includes in-kind redemptions (see the Redemptions In-Kind note for additional details).

 (b) Amount includes in-kind redemptions (see the prior Redemptions In-Kind note for additional details).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Diversified International Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Diversified International Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Diversified International Fund as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 14, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 190 funds. Mr. Chiel oversees 143 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Joseph DeSantis (1959)

Year of Election or Appointment: 2017

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2017 to October 31, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During Period-B May 1, 2017 to October 31, 2017
Diversified International	.95%
Actual		$1,000.00	$1,105.50	$5.04
Hypothetical-C		$1,000.00	$1,020.42	$4.84
Class K	.83%
Actual		$1,000.00	$1,106.20	$4.41
Hypothetical-C		$1,000.00	$1,021.02	$4.23

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Diversified International Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Diversified International Fund
Diversified International	12/11/17	12/08/17	$0.433	$1.688
Class K	12/11/17	12/08/17	$0.480	$1.688

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2017, $770,384,544, or, if subsequently determined to be different, the net capital gain of such year.

Diversified International designates 9% and Class K designates 8% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Diversified International and Class K designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Diversified International Fund
Diversified International	12/12/16	$0.5046	$0.0526
Class K	12/12/16	$0.5516	$0.0526

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Diversified International Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2017 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Amendment to Group Fee Rate. The Board also approved an amendment to the management contract for the fund to add an additional breakpoint to the group fee schedule, effective October 1, 2017. The Board noted that the additional breakpoint would result in lower management fee rates as Fidelity's assets under management increase.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity Diversified International Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Diversified International Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

Furthermore, the Board considered that it had approved a reduction (effective August 1, 2014) in the individual fund fee rate component of the management fee rate for the fund from 0.450% to 0.424%. The Board considered that the chart reflects the fund's lower management fee rate for 2014, as if the lower fee rate were in effect for the entire year.

The Board noted that, in 2014, the Board and the boards of other Fidelity funds formed the ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below the competitive median for 2016.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results, including the impact of market trends on actively managed funds; (iii) the use of performance fees and the calculation of performance adjustments, including the impact of underperformance and fund outflows on performance adjustments; (iv) metrics for evaluating index fund performance; (v) Fidelity's group fee structure, including the group fee breakpoint schedules; (vi) the terms of Fidelity's contractual and voluntary expense cap arrangements with the funds; (vii) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (viii) the expense structures for different funds and classes; (ix) Fidelity's arrangements with affiliated sub-advisers on behalf of the funds; (x) information regarding other accounts managed by Fidelity, including institutional accounts and collective investment trusts; (xi) recent changes to the fee structure for certain funds of funds; and (xii) the impact of the Department of Labor's new fiduciary rule on the funds' comparative expense information.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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DIF-K-ANN-1217
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Fidelity's Broadly Diversified International Equity Funds

Fidelity® Diversified International Fund

Fidelity® International Capital Appreciation Fund

Fidelity® Overseas Fund

Fidelity® Worldwide Fund

Annual Report

October 31, 2017

Contents

Fidelity® Diversified International Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Fidelity® International Capital Appreciation Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Fidelity® Overseas Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Fidelity® Worldwide Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Auditors
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Fidelity® Diversified International Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2017	Past 1 year	Past 5 years	Past 10 years
Fidelity® Diversified International Fund	22.38%	9.41%	1.42%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Diversified International Fund, a class of the fund, on October 31, 2007.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Period Ending Values
$11,510	Fidelity® Diversified International Fund
$11,334	MSCI EAFE Index

Fidelity® Diversified International Fund

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index returned 23.85% for the 12 months ending October 31, 2017, helped partly by a generally weak U.S. dollar. Some favorable election results in continental Europe (+30%) suggested ebbing political uncertainty and near-term risk there, but the U.K. (+20%) faced more-mixed conditions ahead of its expected exit from the European Union. Despite central-bank easing – and pressured recently by yen strength – Japan (+18%) lagged the rest of the Asia-Pacific group (+22%). Commodity-price volatility slowed Canada (+17%), but the emerging-markets group (+26%) sped ahead. Sector-wise, information technology (+47%) was driven by a surge among several Chinese internet-related names. Financials (+27%) rode rising interest rates that, at the same time, weighed on real estate (+17%), utilities (+16%), consumer staples (+14%) and telecommunication services (+9%) – so-called “bond proxy” sectors. Materials (+28%) and industrials (+27%) responded to demand from China and price gains for certain commodities. In the energy sector (+20%), oil prices lost ground in the spring before rebounding through October 31 to end well above where they started 12 months ago. Lastly, health care (+14%) was hurt by early-period turmoil around drug pricing and health care legislation.

Comments from Portfolio Manager William Bower:  For the fiscal year, the fund’s share classes gained about 22% to 23%, lagging the 23.69% result of the benchmark MSCI EAFE Index. Versus the benchmark, a cash stake of 4%, on average, in a strong market detracted significantly. Non-benchmark investments in the U.S. and Canada also were costly, whereas holdings in emerging markets notably helped. Sector-wise, stock selection in energy and consumer staples hurt most. Picks in industrials and an overweighting in information technology added substantial value. Among individual stocks, detractors included non-benchmark investments in North American beauty-products manufacturer Coty (-31%) and convenience-store operator Alimentation Couche-Tard (-6%), based in Canada but operating globally, as well as untimely ownership of Israel-headquartered Teva Pharmaceutical Industries, which we sold by period end. Several out-of-index energy names also made the list of detractors. Conversely, out-of-index holdings in France-based asset manager Amundi (+89%), China's Alibaba Group Holding (+81%) and U.K. retailer B&M European Value Retail (+87%) aided relative results.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Diversified International Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2017
Japan	17.3%
United Kingdom	13.1%
United States of America*	9.8%
Germany	7.8%
France	6.6%
Netherlands	6.0%
India	4.0%
Canada	3.6%
Ireland	3.6%
Other	28.2%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2017
United Kingdom	16.4%
Japan	14.9%
United States of America*	10.2%
Germany	8.3%
Netherlands	6.2%
France	5.1%
Canada	3.7%
India	3.6%
Ireland	3.6%
Other	28.0%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	96.5	96.0
Bonds	0.0	0.1
Short-Term Investments and Net Other Assets (Liabilities)	3.5	3.9

Top Ten Stocks as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
ORIX Corp. (Japan, Diversified Financial Services)	1.6	1.5
SAP SE (Germany, Software)	1.6	1.3
Bayer AG (Germany, Pharmaceuticals)	1.6	2.2
Hoya Corp. (Japan, Health Care Equipment & Supplies)	1.5	1.5
Prudential PLC (United Kingdom, Insurance)	1.5	1.5
British American Tobacco PLC sponsored ADR (United States of America, Tobacco)	1.4	1.3
Keyence Corp. (Japan, Electronic Equipment & Components)	1.4	1.2
Unilever NV (Certificaten Van Aandelen) (Bearer) (Netherlands, Personal Products)	1.4	1.0
HDFC Bank Ltd. (India, Banks)	1.2	1.2
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR (Taiwan, Semiconductors & Semiconductor Equipment)	1.1	1.0
	14.3

Top Market Sectors as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	24.0	22.6
Industrials	14.8	10.9
Information Technology	13.5	12.4
Consumer Staples	13.0	14.2
Consumer Discretionary	10.5	12.4
Health Care	10.4	13.2
Energy	4.2	4.3
Materials	3.8	3.4
Telecommunication Services	1.9	2.1
Real Estate	0.4	0.4

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Fidelity® Diversified International Fund

Investments October 31, 2017

Showing Percentage of Net Assets

Common Stocks - 95.6%
	Shares	Value
Australia - 1.5%
Amcor Ltd.	3,813,801	$46,235,259
Australia & New Zealand Banking Group Ltd.	4,823,181	110,447,333
Bapcor Ltd.	833,878	3,471,854
CSL Ltd.	461,516	49,073,031
Magellan Financial Group Ltd.	2,897,764	53,826,095
Ramsay Health Care Ltd.	568,722	29,124,008

TOTAL AUSTRALIA		292,177,580

Austria - 0.1%
Andritz AG	402,700	22,769,391
Bailiwick of Jersey - 2.2%
Shire PLC	3,092,687	152,332,139
Wolseley PLC	2,897,788	202,633,905
WPP PLC	4,860,109	85,922,976

TOTAL BAILIWICK OF JERSEY		440,889,020

Belgium - 2.1%
Anheuser-Busch InBev SA NV	1,642,930	201,458,124
KBC Groep NV	2,603,558	216,265,727

TOTAL BELGIUM		417,723,851

Bermuda - 1.0%
Credicorp Ltd. (United States)	368,100	77,094,864
Hiscox Ltd.	2,521,922	47,830,727
IHS Markit Ltd. (a)	1,601,600	68,244,176

TOTAL BERMUDA		193,169,767

British Virgin Islands - 0.2%
Mail.Ru Group Ltd. GDR (Reg. S) (a)	1,063,096	34,550,620
Canada - 3.6%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	4,012,581	188,141,249
CCL Industries, Inc. Class B	209,500	10,097,442
Cenovus Energy, Inc.	10,675,100	103,598,366
Constellation Software, Inc.	58,238	33,133,499
Fairfax India Holdings Corp. (a)	5,404,400	91,766,712
Imperial Oil Ltd.	2,438,100	79,052,572
PrairieSky Royalty Ltd.	792,798	21,102,770
Suncor Energy, Inc.	5,785,600	196,426,076

TOTAL CANADA		723,318,686

Cayman Islands - 1.1%
Alibaba Group Holding Ltd. sponsored ADR (a)	863,800	159,707,982
JD.com, Inc. sponsored ADR (a)	1,250,292	46,910,956
NetEase, Inc. ADR	36,800	10,374,656
Silicon Motion Technology Corp. sponsored ADR	41,075	1,988,852
Zai Lab Ltd. ADR	291,200	7,865,312

TOTAL CAYMAN ISLANDS		226,847,758

China - 0.9%
Jiangsu Hengrui Medicine Co. Ltd. (A Shares)	3,145,300	31,870,641
Kweichow Moutai Co. Ltd. (A Shares)	1,318,010	122,770,459
Shanghai International Airport Co. Ltd. (A Shares)	2,182,300	14,389,912
Tonghua Dongbao Pharmaceutical Co. Ltd. Class A	4,206,200	13,706,016

TOTAL CHINA		182,737,028

Curacao - 0.2%
Schlumberger Ltd.	746,225	47,758,400
Denmark - 0.2%
A.P. Moller - Maersk A/S Series B	14,307	27,479,652
NNIT A/S	520,965	14,842,192

TOTAL DENMARK		42,321,844

Finland - 0.3%
Sampo Oyj (A Shares)	1,291,300	67,657,603
France - 6.6%
Amundi SA	2,255,913	191,251,303
AXA SA	3,270,100	98,719,180
BNP Paribas SA	2,100,900	164,062,525
Capgemini SA	335,600	40,792,884
Compagnie de St. Gobain	1,671,100	98,029,811
Elis SA	1,867,000	48,704,085
Kering SA	124,300	56,975,202
LVMH Moet Hennessy - Louis Vuitton SA	413,645	123,375,153
Maisons du Monde SA	859,100	37,176,846
Sanofi SA	2,279,029	215,793,624
Societe Generale Series A	1,909,400	106,266,758
VINCI SA (b)	1,276,500	124,976,553

TOTAL FRANCE		1,306,123,924

Germany - 7.0%
adidas AG	659,940	146,866,079
Aumann AG	320,400	29,708,148
Axel Springer Verlag AG	774,900	52,262,987
Bayer AG	2,400,762	312,288,670
Deutsche Post AG	2,594,712	118,842,745
Fresenius SE & Co. KGaA	2,041,100	170,495,928
Linde AG (a)	339,300	73,098,455
Linde AG	89,200	19,265,099
ProSiebenSat.1 Media AG	1,163,390	40,978,893
Rational AG	44,416	29,128,481
Rheinmetall AG	114,300	13,480,663
SAP SE	2,791,867	319,006,051
Symrise AG	906,600	70,554,902

TOTAL GERMANY		1,395,977,101

Hong Kong - 1.3%
AIA Group Ltd.	26,153,800	196,788,789
Techtronic Industries Co. Ltd.	10,885,500	63,836,186

TOTAL HONG KONG		260,624,975

India - 4.0%
Adani Ports & Special Economic Zone Ltd.	4,697,856	31,223,511
Axis Bank Ltd.	3,521,691	28,453,632
Godrej Consumer Products Ltd.	832,727	12,010,560
HDFC Bank Ltd.	8,697,303	243,439,752
Housing Development Finance Corp. Ltd.	6,856,267	180,793,672
ICICI Bank Ltd.	10,484,648	49,166,350
ITC Ltd.	14,582,897	59,840,552
Kajaria Ceramics Ltd.	1,306,007	13,719,629
Kotak Mahindra Bank Ltd.	2,387,505	37,796,324
LIC Housing Finance Ltd.	1,859,912	17,197,364
Reliance Industries Ltd.	8,620,314	125,257,489

TOTAL INDIA		798,898,835

Indonesia - 0.9%
PT Bank Central Asia Tbk	51,466,700	79,310,896
PT Bank Rakyat Indonesia Tbk	87,018,400	100,091,210

TOTAL INDONESIA		179,402,106

Ireland - 3.6%
Allergan PLC	402,700	71,370,521
CRH PLC	2,401,000	90,273,716
DCC PLC (United Kingdom)	737,789	69,964,465
Kerry Group PLC Class A	1,071,540	107,905,453
Kingspan Group PLC (Ireland)	1,914,400	80,056,600
Paddy Power Betfair PLC (Ireland)	487,300	49,838,038
Ryanair Holdings PLC sponsored ADR (a)	1,897,832	212,765,946
Weatherford International PLC (b)	8,442,200	29,294,434

TOTAL IRELAND		711,469,173

Isle of Man - 0.2%
Paysafe Group PLC (a)	5,125,688	39,893,020
Israel - 1.1%
Check Point Software Technologies Ltd. (a)	1,186,200	139,627,602
Elbit Systems Ltd. (Israel)	292,893	43,419,282
Frutarom Industries Ltd.	117,549	9,677,659
SodaStream International Ltd. (a)	402,360	25,618,261

TOTAL ISRAEL		218,342,804

Italy - 0.8%
Buzzi Unicem SpA	281,400	7,843,986
Intesa Sanpaolo SpA	33,579,600	112,891,505
Prada SpA	8,593,900	29,742,777

TOTAL ITALY		150,478,268

Japan - 17.3%
Bridgestone Corp.	2,581,100	123,300,175
Daikin Industries Ltd.	1,024,600	113,229,439
Daito Trust Construction Co. Ltd.	382,200	66,821,714
Dentsu, Inc.	655,900	28,055,443
Hoya Corp.	5,662,100	307,626,090
Itochu Corp.	1,719,400	30,118,119
Kao Corp.	562,600	34,000,813
KDDI Corp.	6,134,000	163,425,958
Keyence Corp.	501,220	278,289,855
Minebea Mitsumi, Inc.	6,472,500	118,661,092
Misumi Group, Inc.	2,136,500	58,534,870
Mitsubishi UFJ Financial Group, Inc.	14,549,900	98,694,074
Morinaga & Co. Ltd.	1,094,600	62,183,992
Nabtesco Corp.	1,306,100	51,887,044
Nidec Corp.	629,400	83,699,451
Nippon Telegraph & Telephone Corp.	1,557,600	75,306,106
Nitori Holdings Co. Ltd.	1,049,800	152,568,848
Olympus Corp.	2,297,700	85,508,154
ORIX Corp.	18,571,300	319,307,774
Outsourcing, Inc.	2,421,600	33,384,336
PALTAC Corp.	746,900	29,663,912
Panasonic Corp.	3,999,800	60,394,439
Recruit Holdings Co. Ltd.	6,741,500	165,285,754
Renesas Electronics Corp. (a)	8,759,900	113,257,550
Seria Co. Ltd.	378,800	21,555,188
Seven & i Holdings Co. Ltd.	1,951,700	78,662,240
SMC Corp.	131,500	50,306,696
SoftBank Corp.	1,562,900	138,507,626
Sohgo Security Services Co., Ltd.	443,200	21,352,458
Sony Corp.	2,221,900	92,952,504
Start Today Co. Ltd.	916,100	25,091,642
Sundrug Co. Ltd.	557,600	24,265,928
The Suruga Bank Ltd.	1,382,000	31,466,232
Toto Ltd.	234,500	11,484,419
Tsuruha Holdings, Inc.	1,559,100	193,301,339
Welcia Holdings Co. Ltd.	2,207,700	83,787,113

TOTAL JAPAN		3,425,938,387

Korea (South) - 0.3%
LG Chemical Ltd.	143,726	51,868,312
Luxembourg - 1.4%
B&M European Value Retail S.A.	33,459,020	176,554,548
Eurofins Scientific SA	173,555	108,562,896

TOTAL LUXEMBOURG		285,117,444

Netherlands - 6.0%
Altice NV Class A (a)	1,606,557	30,307,289
ASML Holding NV	853,600	154,288,200
IMCD Group BV	1,115,147	70,144,865
ING Groep NV (Certificaten Van Aandelen)	7,874,300	145,513,025
Koninklijke Philips Electronics NV	3,324,100	135,466,859
LyondellBasell Industries NV Class A	970,800	100,506,924
RELX NV	6,675,555	150,777,033
Unilever NV (Certificaten Van Aandelen) (Bearer)	4,774,857	277,371,286
Wolters Kluwer NV	1,688,900	82,784,622
Yandex NV Series A (a)	1,225,300	41,451,899

TOTAL NETHERLANDS		1,188,612,002

New Zealand - 0.2%
Ryman Healthcare Group Ltd.	5,390,767	34,306,787
Norway - 1.1%
Schibsted ASA (A Shares)	1,100,200	28,367,057
Statoil ASA (b)	8,856,300	179,938,061

TOTAL NORWAY		208,305,118

Philippines - 0.1%
Alliance Global Group, Inc. (a)	44,456,756	13,788,915
Russia - 0.1%
Sberbank of Russia sponsored ADR	1,367,600	19,625,060
Singapore - 0.4%
Broadcom Ltd.	283,000	74,686,530
South Africa - 1.0%
Capitec Bank Holdings Ltd.	240,900	16,013,258
FirstRand Ltd.	2,462,300	8,925,320
Naspers Ltd. Class N	737,279	179,642,907

TOTAL SOUTH AFRICA		204,581,485

Spain - 2.4%
Aedas Homes SAU	527,000	18,416,279
Amadeus IT Holding SA Class A	2,541,600	172,453,946
CaixaBank SA (b)	27,361,000	128,059,530
Inditex SA (b)	1,009,238	37,731,231
Neinor Homes SLU	2,180,300	44,813,403
Prosegur Cash SA	21,558,774	70,315,666

TOTAL SPAIN		471,790,055

Sweden - 2.7%
Alfa Laval AB	812,600	20,587,633
ASSA ABLOY AB (B Shares)	5,166,400	108,922,503
Coor Service Management Holding AB	4,761,800	37,540,843
Essity AB Class B	5,262,900	157,352,956
HEXPOL AB (B Shares)	2,737,700	27,698,625
Nordea Bank AB	15,238,000	184,203,305

TOTAL SWEDEN		536,305,865

Switzerland - 2.6%
Credit Suisse Group AG	8,945,580	140,971,931
Forbo Holding AG (Reg.)	5,760	8,706,540
Julius Baer Group Ltd.	858,610	50,784,710
Lonza Group AG	44,682	11,868,621
Sika AG	24,411	180,699,880
UBS Group AG	7,589,527	129,173,727

TOTAL SWITZERLAND		522,205,409

Taiwan - 1.4%
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	5,151,800	218,075,694
Tripod Technology Corp.	3,623,000	13,343,719
United Microelectronics Corp.	97,903,000	50,564,290

TOTAL TAIWAN		281,983,703

Thailand - 0.3%
Kasikornbank PCL (For. Reg.)	8,915,900	61,192,812
United Kingdom - 13.1%
Admiral Group PLC	1,187,100	30,334,686
Aon PLC	132,700	19,033,161
Ascential PLC	5,579,523	24,965,784
Ashtead Group PLC	765,000	19,711,074
AstraZeneca PLC (United Kingdom)	877,857	59,396,651
Booker Group PLC	30,682,000	81,989,601
Bunzl PLC	3,219,170	100,261,428
Close Brothers Group PLC	352,200	6,497,387
Coca-Cola European Partners PLC	1,538,000	62,842,680
Compass Group PLC	5,088,988	111,725,269
Cranswick PLC	399,700	16,350,536
Dignity PLC	1,060,972	34,143,219
Essentra PLC	8,514,448	60,161,029
Halma PLC	2,087,056	32,764,135
Hastings Group Holdings PLC	9,754,776	40,823,744
Ibstock PLC	2,563,900	8,448,410
IMI PLC	153,435	2,490,249
Imperial Tobacco Group PLC	2,140,574	87,294,419
Indivior PLC (a)	8,860,400	43,729,666
Informa PLC	3,885,506	35,968,928
John Wood Group PLC	6,661,900	62,953,538
Liberty Global PLC Class A (a)	2,727,800	84,152,630
LivaNova PLC (a)	194,400	14,366,160
Lloyds Banking Group PLC	108,532,300	98,377,114
London Stock Exchange Group PLC	2,211,500	110,468,233
Melrose Industries PLC	48,347,680	141,204,324
Micro Focus International PLC	4,337,995	152,391,889
Polypipe Group PLC	2,873,300	15,741,715
Prudential PLC	12,262,974	300,999,311
Reckitt Benckiser Group PLC	2,224,887	199,053,218
Rentokil Initial PLC	2,549,700	11,371,478
Softcat PLC	3,658,300	26,067,307
Spectris PLC	1,883,500	64,040,206
St. James's Place Capital PLC	11,213,100	175,286,830
Standard Chartered PLC (United Kingdom) (a)	8,053,424	80,263,948
Standard Life PLC	16,681,012	95,221,701
Tesco PLC	21,206,400	51,098,695
The Weir Group PLC	1,372,060	35,589,548
Zpg PLC	269,857	1,254,437

TOTAL UNITED KINGDOM		2,598,834,338

United States of America - 6.3%
Alphabet, Inc. Class C (a)	130,803	132,979,562
Amgen, Inc.	681,000	119,324,820
British American Tobacco PLC sponsored ADR	4,341,100	279,566,840
Coty, Inc. Class A	6,917,900	106,535,660
DowDuPont, Inc.	269,100	19,458,621
MasterCard, Inc. Class A	952,500	141,703,425
Middleby Corp. (a)	149,700	17,350,230
Molson Coors Brewing Co. Class B	239,800	19,392,626
Oceaneering International, Inc.	1,201,700	24,298,374
Qualcomm, Inc.	1,025,000	52,285,250
Quintiles Transnational Holdings, Inc. (a)	529,600	57,249,760
S&P Global, Inc.	867,200	135,690,784
Visa, Inc. Class A	1,291,500	142,039,170

TOTAL UNITED STATES OF AMERICA		1,247,875,122

TOTAL COMMON STOCKS
(Cost $13,443,559,230)		18,980,149,098

Nonconvertible Preferred Stocks - 0.9%
Brazil - 0.1%
Itau Unibanco Holding SA	1,554,050	19,976,096
Germany - 0.8%
Henkel AG & Co. KGaA	713,800	100,192,127
Jungheinrich AG	400,500	18,189,709
Sartorius AG (non-vtg.)	404,784	37,725,727

TOTAL GERMANY		156,107,563

TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $106,485,937)		176,083,659

Money Market Funds - 5.3%
Fidelity Cash Central Fund, 1.10% (c)	676,531,129	676,666,435
Fidelity Securities Lending Cash Central Fund 1.11% (c)(d)	381,930,469	381,968,662
TOTAL MONEY MARKET FUNDS
(Cost $1,058,591,944)		1,058,635,097
TOTAL INVESTMENT IN SECURITIES - 101.8%
(Cost $14,608,637,111)		20,214,867,854
NET OTHER ASSETS (LIABILITIES) - (1.8)%		(366,494,562)
NET ASSETS - 100%		$19,848,373,292

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$5,567,673
Fidelity Securities Lending Cash Central Fund	7,733,924
Total	$13,301,597

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds*	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Coor Service Management Holding AB	$30,536,334	$--	$3,081,185	$1,432,658	$814,593	$9,271,101	$--
Essentra PLC	88,602,878	1,804,660	40,557,543	3,188,023	(25,507,701)	35,818,735	--
Total	$119,139,212	$1,804,660	$43,638,728	$4,620,681	$(24,693,108)	$45,089,836	$--

 * Includes the value of securities delivered through in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$2,093,637,164	$1,309,777,991	$783,859,173	$--
Consumer Staples	2,607,368,466	1,402,185,718	1,205,182,748	--
Energy	869,680,080	689,742,019	179,938,061	--
Financials	4,788,337,740	2,991,740,024	1,796,597,716	--
Health Care	2,083,894,273	815,482,086	1,268,412,187	--
Industrials	2,833,936,802	1,987,070,621	846,866,181	--
Information Technology	2,641,012,230	1,879,894,484	761,117,746	--
Materials	775,888,319	666,349,504	109,538,815	--
Real Estate	85,237,993	18,416,279	66,821,714	--
Telecommunication Services	377,239,690	--	377,239,690	--
Money Market Funds	1,058,635,097	1,058,635,097	--	--
Total Investments in Securities:	$20,214,867,854	$12,819,293,823	$7,395,574,031	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2017. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$2,445,574,351
Level 2 to Level 1	$450,710,763

See accompanying notes which are an integral part of the financial statements.

Fidelity® Diversified International Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2017
Assets
Investment in securities, at value (including securities loaned of $360,781,460) — See accompanying schedule: Unaffiliated issuers (cost $13,550,045,167)	$19,156,232,757
Fidelity Central Funds (cost $1,058,591,944)	1,058,635,097
Total Investment in Securities (cost $14,608,637,111)		$20,214,867,854
Receivable for investments sold		33,751,333
Receivable for fund shares sold		24,116,764
Dividends receivable		56,281,843
Distributions receivable from Fidelity Central Funds		967,149
Prepaid expenses		44,986
Other receivables		2,206,095
Total assets		20,332,236,024
Liabilities
Payable for investments purchased	$56,264,417
Payable for fund shares redeemed	26,578,824
Accrued management fee	11,547,020
Other affiliated payables	2,077,279
Other payables and accrued expenses	5,422,792
Collateral on securities loaned	381,972,400
Total liabilities		483,862,732
Net Assets		$19,848,373,292
Net Assets consist of:
Paid in capital		$13,506,882,757
Undistributed net investment income		198,580,550
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		540,072,363
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		5,602,837,622
Net Assets		$19,848,373,292
Diversified International:
Net Asset Value, offering price and redemption price per share ($11,349,633,476 ÷ 274,185,480 shares)		$41.39
Class K:
Net Asset Value, offering price and redemption price per share ($8,498,739,816 ÷ 205,551,188 shares)		$41.35

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2017
Investment Income
Dividends (including $4,620,681 earned from other affiliated issuers)		$406,886,872
Interest		2,340
Income from Fidelity Central Funds		13,301,597
Income before foreign taxes withheld		420,190,809
Less foreign taxes withheld		(32,584,765)
Total income		387,606,044
Expenses
Management fee
Basic fee	$127,640,997
Performance adjustment	14,128,671
Transfer agent fees	22,273,504
Accounting and security lending fees	2,178,784
Custodian fees and expenses	2,026,367
Independent trustees' fees and expenses	75,801
Appreciation in deferred trustee compensation account	51
Registration fees	201,332
Audit	150,859
Legal	82,792
Miscellaneous	166,524
Total expenses before reductions	168,925,682
Expense reductions	(1,323,740)	167,601,942
Net investment income (loss)		220,004,102
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,584,389,310
Redemptions in-kind with affiliated entities (including gain from Other affiliated issuers of $283,429)	95,146,213
Fidelity Central Funds	(26,639)
Other affiliated issuers	(24,976,537)
Foreign currency transactions	979,495
Total net realized gain (loss)		1,655,511,842
Change in net unrealized appreciation (depreciation) on:
Unaffiliated issuers (net of increase in deferred foreign taxes of $2,897,453)	1,908,095,386
Fidelity Central Funds	(64,541)
Other affiliated issuers	45,089,836
Assets and liabilities in foreign currencies	2,132,614
Total change in net unrealized appreciation (depreciation)		1,955,253,295
Net gain (loss)		3,610,765,137
Net increase (decrease) in net assets resulting from operations		$3,830,769,239

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2017	Year ended October 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$220,004,102	$250,383,197
Net realized gain (loss)	1,655,511,842	(116,794,131)
Change in net unrealized appreciation (depreciation)	1,955,253,295	(1,001,178,165)
Net increase (decrease) in net assets resulting from operations	3,830,769,239	(867,589,099)
Distributions to shareholders from net investment income	(223,211,879)	(225,471,164)
Distributions to shareholders from net realized gain	(38,126,771)	(89,601,901)
Total distributions	(261,338,650)	(315,073,065)
Share transactions - net increase (decrease)	(3,320,742,656)	(2,421,343,717)
Redemption fees	26,003	142,450
Total increase (decrease) in net assets	248,713,936	(3,603,863,431)
Net Assets
Beginning of period	19,599,659,356	23,203,522,787
End of period	$19,848,373,292	$19,599,659,356
Other Information
Undistributed net investment income end of period	$198,580,550	$215,664,801

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Diversified International Fund

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$34.28	$36.07	$36.22	$35.89	$29.07
Income from Investment Operations
Net investment income (loss)A	.41	.39	.36	.60B	.44
Net realized and unrealized gain (loss)	7.15	(1.71)	.80	.28	6.90
Total from investment operations	7.56	(1.32)	1.16	.88	7.34
Distributions from net investment income	(.38)	(.33)C	(.40)	(.32)	(.46)
Distributions from net realized gain	(.07)	(.14)C	(.92)	(.23)	(.07)
Total distributions	(.45)	(.47)	(1.31)D	(.55)	(.52)E
Redemption fees added to paid in capitalA,F	–	–	–	–	–
Net asset value, end of period	$41.39	$34.28	$36.07	$36.22	$35.89
Total ReturnG	22.38%	(3.70)%	3.29%	2.48%	25.66%
Ratios to Average Net AssetsH,I
Expenses before reductions	.94%	1.05%	1.00%	.93%	.94%
Expenses net of fee waivers, if any	.94%	1.05%	.99%	.93%	.94%
Expenses net of all reductions	.93%	1.05%	.99%	.92%	.92%
Net investment income (loss)	1.10%	1.15%	.98%	1.65%B	1.38%
Supplemental Data
Net assets, end of period (000 omitted)	$11,349,633	$10,990,703	$13,059,983	$13,781,306	$14,432,586
Portfolio turnover rateJ	37%K	24%K	31%K	39%K	52%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.18 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.16%.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total distributions of $1.31 per share is comprised of distributions from net investment income of $.397 and distributions from net realized gain of $.917 per share.

 E Total distributions of $.52 per share is comprised of distributions from net investment income of $.456 and distributions from net realized gain of $.068 per share.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Diversified International Fund Class K

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$34.25	$36.04	$36.20	$35.87	$29.06
Income from Investment Operations
Net investment income (loss)A	.45	.44	.40	.65B	.49
Net realized and unrealized gain (loss)	7.15	(1.71)	.80	.28	6.90
Total from investment operations	7.60	(1.27)	1.20	.93	7.39
Distributions from net investment income	(.43)	(.38)C	(.45)	(.37)	(.51)
Distributions from net realized gain	(.07)	(.14)C	(.92)	(.23)	(.07)
Total distributions	(.50)	(.52)	(1.36)D	(.60)	(.58)
Redemption fees added to paid in capitalA,E	–	–	–	–	–
Net asset value, end of period	$41.35	$34.25	$36.04	$36.20	$35.87
Total ReturnF	22.55%	(3.57)%	3.40%	2.63%	25.86%
Ratios to Average Net AssetsG,H
Expenses before reductions	.82%	.92%	.87%	.80%	.80%
Expenses net of fee waivers, if any	.81%	.92%	.87%	.80%	.80%
Expenses net of all reductions	.81%	.92%	.86%	.79%	.78%
Net investment income (loss)	1.22%	1.28%	1.10%	1.78%B	1.52%
Supplemental Data
Net assets, end of period (000 omitted)	$8,498,740	$8,608,956	$10,143,540	$11,134,431	$11,541,599
Portfolio turnover rateI	37%J	24%J	31%J	39%J	52%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.18 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.29%.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total distributions of $1.36 per share is comprised of distributions from net investment income of $.446 and distributions from net realized gain of $.917 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2017

1. Organization.

Fidelity Diversified International Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Diversified International and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2017, including information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and includes proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), redemptions in kind, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$5,742,509,968
Gross unrealized depreciation	(377,918,323)
Net unrealized appreciation (depreciation)	$5,364,591,645
Tax Cost	$14,850,276,209

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$211,789,205
Undistributed long-term capital gain	$770,384,544
Net unrealized appreciation (depreciation) on securities and other investments	$5,363,977,224

The tax character of distributions paid was as follows:

	October 31, 2017	October 31, 2016
Ordinary Income	$261,338,650	$ 233,748,599
Long-term Capital Gains	–	81,324,466
Total	$261,338,650	$ 315,073,065

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2016, the Board of Trustees approved the elimination of these redemption fees effective December 12, 2016.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $6,829,591,162 and $8,531,347,380, respectively.

Redemptions In-Kind. During the period, 42,309,077 shares of the Fund held by an unaffiliated entity were redeemed in-kind for investments and cash with a value of $1,506,770,841. The net realized gain of $488,334,715 on investments delivered through the in-kind redemptions is included in the accompanying Statement of Operations. The amount of the redemptions is included in share transactions activity shown in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

Prior Fiscal Year Redemptions In-Kind. During the prior period, 15,503,523 shares of the Fund held by an unaffiliated entity were redeemed in-kind for investments and cash with a value of $522,690,109. The Fund had a net realized gain of $150,666,425 on investments delivered through the in-kind redemptions. The amount of the redemptions is included in share transactions activity shown in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .424% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Diversified International as compared to its benchmark index, the MSCI EAFE Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .74% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Diversified International. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Diversified International	$18,330,766.17
Class K	3,942,738.05
	$22,273,504

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $40,177 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Redemptions In-Kind. During the period, 6,219,500 shares of the Fund held by an affiliated entity were redeemed in-kind for investments and cash, including accrued interest, with a value of $252,875,067. The net realized gain of $95,146,213 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $2,106.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $61,027 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $7,733,924. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $1,152,960 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $5,091.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $165,689.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2017	Year ended October 31, 2016
From net investment income
Diversified International	$117,261,561	$119,184,629
Class K	105,950,318	106,286,535
Total	$223,211,879	$225,471,164
From net realized gain
Diversified International	$21,125,448	$50,476,541
Class K	17,001,323	39,125,360
Total	$38,126,771	$89,601,901

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2017	Year ended October 31, 2016	Year ended October 31, 2017	Year ended October 31, 2016
Diversified International
Shares sold	29,659,523	36,129,943	$1,086,343,758	$1,223,164,498
Reinvestment of distributions	3,851,054	4,457,297	128,009,018	158,724,354
Shares redeemed	(79,920,304)(a)	(82,034,474)	(2,857,242,109)(a)	(2,791,426,898)
Net increase (decrease)	(46,409,727)	(41,447,234)	$(1,642,889,333)	$(1,409,538,046)
Class K
Shares sold	40,529,599	41,707,314	$1,505,583,540	$1,421,802,525
Reinvestment of distributions	3,707,830	4,092,651	122,951,641	145,411,895
Shares redeemed	(90,053,301)(a)	(75,871,461)(b)	(3,306,388,504)(a)	(2,579,020,091)(b)
Net increase (decrease)	(45,815,872)	(30,071,496)	$(1,677,853,323)	$(1,011,805,671)

 (a) Amount includes in-kind redemptions (see the Redemptions In-Kind note for additional details).

 (b) Amount includes in-kind redemptions (see the prior Redemptions In-Kind note for additional details).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Fidelity® International Capital Appreciation Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2017	Past 1 year	Past 5 years	Past 10 years
Fidelity® International Capital Appreciation Fund	26.13%	11.96%	3.88%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® International Capital Appreciation Fund on October 31, 2007.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) ex USA Index performed over the same period.

Period Ending Values
$14,636	Fidelity® International Capital Appreciation Fund
$11,114	MSCI ACWI (All Country World Index) ex USA Index

Fidelity® International Capital Appreciation Fund

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index returned 23.85% for the 12 months ending October 31, 2017, helped partly by a generally weak U.S. dollar. Some favorable election results in continental Europe (+30%) suggested ebbing political uncertainty and near-term risk there, but the U.K. (+20%) faced more-mixed conditions ahead of its expected exit from the European Union. Despite central-bank easing – and pressured recently by yen strength – Japan (+18%) lagged the rest of the Asia-Pacific group (+22%). Commodity-price volatility slowed Canada (+17%), but the emerging-markets group (+26%) sped ahead. Sector-wise, information technology (+47%) was driven by a surge among several Chinese internet-related names. Financials (+27%) rode rising interest rates that, at the same time, weighed on real estate (+17%), utilities (+16%), consumer staples (+14%) and telecommunication services (+9%) – so-called “bond proxy” sectors. Materials (+28%) and industrials (+27%) responded to demand from China and price gains for certain commodities. In the energy sector (+20%), oil prices lost ground in the spring before rebounding through October 31 to end well above where they started 12 months ago. Lastly, health care (+14%) was hurt by early-period turmoil around drug pricing and health care legislation.

Comments from Portfolio Manager Sammy Simnegar:  For the year, the fund gained 26.13%, topping the benchmark MSCI ACWI ex USA Index. Versus the benchmark, stock picking in the consumer discretionary sector contributed most to fund performance, followed by positioning in health care and industrials. Overall, active management added value in nine of 11 market sectors this period. Geographically, Japan, U.K. and Hong Kong stood out for their favorable impact on performance compared with the benchmark. Our top relative contributor was an out-of-benchmark position in Wirecard, a Germany-based online payments business benefiting from the secular shift toward e-commerce. Recruit Holdings, a Japan-based temp staffing and human resources technology company, and automaker Maruti Suzuki India also helped. Conversely, consumer staples and materials were the only two sectors that detracted from relative performance. Among countries, positioning in South Korea and Brazil held back results. Much of the negative impact in Korea was due to not owning benchmark component Samsung Electronics, which gained 76% and was the fund’s largest relative detractor. Our out-of-index stake in Grupo Aeroportuario Centro Norte, a Mexican airport operator, also hurt.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® International Capital Appreciation Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2017
United Kingdom	13.7%
United States of America*	13.5%
Japan	10.4%
France	8.8%
Germany	6.2%
India	5.8%
Canada	5.7%
Cayman Islands	4.2%
Netherlands	3.7%
Other	28.0%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2017
United Kingdom	15.3%
United States of America*	14.8%
France	8.8%
Japan	5.5%
Germany	5.2%
India	5.1%
Canada	4.1%
Sweden	3.6%
Switzerland	3.4%
Other	34.2%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.1	97.5
Short-Term Investments and Net Other Assets (Liabilities)	0.9	2.5

Top Ten Stocks as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Tencent Holdings Ltd. (Cayman Islands, Internet Software & Services)	1.6	1.4
Alibaba Group Holding Ltd. sponsored ADR (Cayman Islands, Internet Software & Services)	1.5	1.2
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR (Taiwan, Semiconductors & Semiconductor Equipment)	1.4	1.3
Unilever PLC (United Kingdom, Personal Products)	1.3	1.3
British American Tobacco PLC (United Kingdom) (United Kingdom, Tobacco)	1.2	1.2
Naspers Ltd. Class N (South Africa, Media)	1.0	1.0
SAP SE (Germany, Software)	1.0	1.0
AIA Group Ltd. (Hong Kong, Insurance)	0.9	1.0
LVMH Moet Hennessy - Louis Vuitton SA (France, Textiles, Apparel & Luxury Goods)	0.9	0.9
Diageo PLC (United Kingdom, Beverages)	0.9	0.0
	11.7

Top Market Sectors as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Industrials	25.3	22.1
Information Technology	20.6	17.1
Financials	13.3	12.2
Consumer Discretionary	11.1	13.2
Consumer Staples	10.8	13.5
Materials	6.2	9.4
Health Care	5.3	6.3
Real Estate	4.1	1.7
Utilities	1.4	1.0
Telecommunication Services	1.0	0.5

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Fidelity® International Capital Appreciation Fund

Investments October 31, 2017

Showing Percentage of Net Assets

Common Stocks - 98.4%
	Shares	Value
Australia - 1.7%
Amcor Ltd.	957,319	$11,605,716
CSL Ltd.	135,421	14,399,325
realestate.com.au Ltd.	195,637	10,822,541

TOTAL AUSTRALIA		36,827,582

Bailiwick of Jersey - 0.6%
Wolseley PLC	176,460	12,339,336
Bermuda - 1.1%
Credicorp Ltd. (United States)	54,100	11,330,704
Hiscox Ltd.	577,012	10,943,599

TOTAL BERMUDA		22,274,303

Brazil - 1.7%
BM&F BOVESPA SA	1,610,500	11,766,255
BTG Pactual Participations Ltd. unit	1,497,700	10,076,843
Equatorial Energia SA	453,600	8,458,289
Qualicorp SA	593,800	6,353,132

TOTAL BRAZIL		36,654,519

Canada - 5.7%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	261,300	12,251,792
Brookfield Asset Management, Inc. Class A	322,700	13,537,341
Canadian National Railway Co.	200,700	16,149,653
Canadian Pacific Railway Ltd.	69,700	12,084,719
CCL Industries, Inc. Class B	226,100	10,897,526
Constellation Software, Inc.	20,480	11,651,740
Descartes Systems Group, Inc. (a)	373,000	10,813,270
Open Text Corp.	323,200	11,301,102
Restaurant Brands International, Inc.	176,400	11,396,744
Waste Connection, Inc. (Canada)	147,200	10,400,186

TOTAL CANADA		120,484,073

Cayman Islands - 4.2%
Alibaba Group Holding Ltd. sponsored ADR (a)	168,230	31,104,045
China Literature Ltd.	601	4,237
NetEase, Inc. ADR	44,400	12,517,248
New Oriental Education & Technology Group, Inc. sponsored ADR	140,300	11,678,572
Tencent Holdings Ltd.	749,000	33,663,885

TOTAL CAYMAN ISLANDS		88,967,987

Denmark - 0.6%
DSV de Sammensluttede Vognmaend A/S	149,900	11,591,688
France - 8.8%
ALTEN	118,200	10,347,048
Danone SA	177,000	14,466,418
Dassault Systemes SA	103,600	11,002,255
Eiffage SA	109,300	11,419,161
Elis SA	382,600	9,980,816
Kering SA	31,260	14,328,599
Legrand SA	161,500	11,996,621
LVMH Moet Hennessy - Louis Vuitton SA	64,630	19,276,762
Orpea	79,900	9,572,405
Pernod Ricard SA (b)	90,500	13,572,687
Rubis	164,216	10,306,544
Sartorius Stedim Biotech	162,900	11,102,510
SR Teleperformance SA	69,700	10,181,232
Thales SA	108,000	11,256,924
VINCI SA	163,200	15,978,201

TOTAL FRANCE		184,788,183

Germany - 6.2%
adidas AG	62,441	13,895,907
Deutsche Post AG	308,954	14,150,681
Deutsche Wohnen AG (Bearer)	272,900	11,623,559
Henkel AG & Co. KGaA	114,689	14,455,031
Rheinmetall AG	92,400	10,897,754
SAP SE	185,852	21,235,937
Symrise AG	143,500	11,167,691
United Internet AG	164,349	10,397,211
Vonovia SE	284,700	12,522,454
Wirecard AG	114,011	11,228,723

TOTAL GERMANY		131,574,948

Hong Kong - 1.5%
AIA Group Ltd.	2,584,000	19,442,767
Techtronic Industries Co. Ltd.	2,071,500	12,147,964

TOTAL HONG KONG		31,590,731

India - 5.8%
Adani Ports & Special Economic Zone Ltd.	1,752,412	11,647,112
Asian Paints Ltd.	561,956	10,248,428
Godrej Consumer Products Ltd.	73,670	1,062,555
HDFC Bank Ltd.	378,719	10,600,442
Housing Development Finance Corp. Ltd.	541,602	14,281,564
IndusInd Bank Ltd.	407,514	10,240,717
Kotak Mahindra Bank Ltd.	649,682	10,285,043
LIC Housing Finance Ltd.	1,099,595	10,167,220
Maruti Suzuki India Ltd.	94,236	11,950,507
PC Jeweller Ltd.	2,031,870	11,008,185
Power Grid Corp. of India Ltd.	3,132,543	10,249,100
Vakrangee Ltd.	1,336,267	11,604,370

TOTAL INDIA		123,345,243

Indonesia - 1.1%
PT Bank Central Asia Tbk	7,849,100	12,095,572
PT Bank Rakyat Indonesia Tbk	10,386,200	11,946,523

TOTAL INDONESIA		24,042,095

Ireland - 2.2%
CRH PLC	348,800	13,114,316
DCC PLC (United Kingdom)	114,300	10,839,059
Kerry Group PLC Class A	114,200	11,500,087
Kingspan Group PLC (Ireland)	247,408	10,346,136

TOTAL IRELAND		45,799,598

Isle of Man - 0.5%
Playtech Ltd.	816,200	10,666,915
Israel - 1.6%
Check Point Software Technologies Ltd. (a)	100,700	11,853,397
Elbit Systems Ltd.	71,300	10,596,606
Frutarom Industries Ltd.	143,100	11,781,240

TOTAL ISRAEL		34,231,243

Italy - 0.6%
Industria Macchine Automatiche SpA (IMA)	8,512	763,471
Interpump Group SpA	329,800	11,106,283

TOTAL ITALY		11,869,754

Japan - 10.4%
Benefit One, Inc.	562,200	10,800,650
Daikin Industries Ltd.	127,000	14,034,881
Daito Trust Construction Co. Ltd.	61,200	10,699,866
Hoya Corp.	224,800	12,213,551
Kansai Paint Co. Ltd.	441,200	11,340,138
Kao Corp.	238,000	14,383,565
Keyence Corp.	27,520	15,279,791
Makita Corp.	287,000	12,027,782
Misumi Group, Inc.	402,500	11,027,515
Nidec Corp.	104,900	13,949,908
Nippon Paint Holdings Co. Ltd.	334,500	11,800,725
Nitori Holdings Co. Ltd.	82,400	11,975,303
Recruit Holdings Co. Ltd.	531,500	13,031,132
Relo Holdings Corp.	450,300	11,148,324
SMC Corp.	34,200	13,083,567
Start Today Co. Ltd.	392,900	10,761,386
Sundrug Co. Ltd.	246,600	10,731,668
Tsuruha Holdings, Inc.	88,000	10,910,473

TOTAL JAPAN		219,200,225

Kenya - 0.5%
Safaricom Ltd.	42,347,700	10,408,350
Luxembourg - 0.5%
Eurofins Scientific SA	16,700	10,446,258
Mexico - 1.1%
Grupo Aeroportuario del Pacifico S.A.B. de CV Series B	1,133,800	10,753,262
Grupo Aeroportuario del Sureste S.A.B. de CV Series B	633,245	11,293,655
Grupo Aeroportuario Norte S.A.B. de CV	202,500	1,021,808

TOTAL MEXICO		23,068,725

Netherlands - 3.7%
ASML Holding NV (Netherlands)	92,300	16,653,641
Heineken NV (Bearer)	144,200	14,052,485
IMCD Group BV	168,900	10,624,131
RELX NV	672,081	15,179,918
Wolters Kluwer NV	239,900	11,759,151
Yandex NV Series A (a)	319,400	10,805,302

TOTAL NETHERLANDS		79,074,628

Philippines - 1.6%
Ayala Land, Inc.	13,385,500	11,209,615
SM Investments Corp.	609,064	11,275,574
SM Prime Holdings, Inc.	15,441,200	11,075,291

TOTAL PHILIPPINES		33,560,480

Russia - 0.6%
Sberbank of Russia	4,080,630	13,521,702
South Africa - 1.7%
Capitec Bank Holdings Ltd.	161,221	10,716,785
FirstRand Ltd.	1,019,226	3,694,480
Naspers Ltd. Class N	87,977	21,436,178

TOTAL SOUTH AFRICA		35,847,443

Spain - 1.7%
Amadeus IT Holding SA Class A	190,800	12,946,259
Cellnex Telecom Sau	420,000	10,428,087
Grifols SA	388,800	12,171,518

TOTAL SPAIN		35,545,864

Sweden - 1.6%
ASSA ABLOY AB (B Shares)	557,162	11,746,570
Hexagon AB (B Shares)	228,600	11,722,657
Indutrade AB	390,760	10,838,302

TOTAL SWEDEN		34,307,529

Switzerland - 3.4%
Compagnie Financiere Richemont SA Series A	164,713	15,184,278
Kaba Holding AG (B Shares) (Reg.)	10,140	10,031,755
Lonza Group AG	45,204	12,007,277
Partners Group Holding AG	16,360	11,003,418
Schindler Holding AG (participation certificate)	49,577	11,235,764
Sika AG	1,610	11,917,857

TOTAL SWITZERLAND		71,380,349

Taiwan - 1.4%
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	722,000	30,562,260
United Kingdom - 13.7%
Ashtead Group PLC	461,900	11,901,366
British American Tobacco PLC (United Kingdom)	397,700	25,695,330
Bunzl PLC	399,342	12,437,554
Compass Group PLC	648,988	14,248,090
Cranswick PLC	247,471	10,123,301
Diageo PLC	541,383	18,487,600
Diploma PLC	734,600	10,527,361
DS Smith PLC	1,345,300	9,309,021
Halma PLC	697,800	10,954,576
InterContinental Hotel Group PLC	217,227	12,036,639
Intertek Group PLC	166,800	12,018,297
London Stock Exchange Group PLC	240,000	11,988,413
Micro Focus International PLC	343,600	12,070,519
Mondi PLC	459,400	11,110,870
Prudential PLC	683,655	16,780,569
Reckitt Benckiser Group PLC	182,880	16,361,664
Rentokil Initial PLC	2,531,600	11,290,753
Rightmove PLC	202,054	11,147,592
Sage Group PLC	1,187,100	11,753,902
St. James's Place Capital PLC	736,500	11,513,208
Unilever PLC	483,200	27,384,874

TOTAL UNITED KINGDOM		289,141,499

United States of America - 12.6%
A.O. Smith Corp.	175,260	10,375,392
Adobe Systems, Inc. (a)	60,400	10,579,664
Alphabet, Inc. Class C (a)	11,153	11,338,586
Amazon.com, Inc. (a)	9,497	10,496,844
American Tower Corp.	74,120	10,648,820
Amphenol Corp. Class A	122,478	10,655,586
Cintas Corp.	71,200	10,611,648
Constellation Brands, Inc. Class A (sub. vtg.)	50,900	11,151,681
Equinix, Inc.	23,460	10,873,710
Facebook, Inc. Class A (a)	62,940	11,332,976
Fiserv, Inc. (a)	77,905	10,083,244
HEICO Corp. Class A	136,000	10,349,600
Home Depot, Inc.	62,800	10,410,984
MasterCard, Inc. Class A	72,830	10,834,919
Moody's Corp.	70,630	10,058,418
MSCI, Inc.	84,930	9,967,385
Northrop Grumman Corp.	35,500	10,491,315
PayPal Holdings, Inc. (a)	141,400	10,259,984
Priceline Group, Inc. (a)	5,623	10,750,951
S&P Global, Inc.	64,193	10,044,279
Sherwin-Williams Co.	27,490	10,862,674
SS&C Technologies Holdings, Inc.	28,399	1,141,640
Thermo Fisher Scientific, Inc.	54,900	10,641,267
TransDigm Group, Inc.	37,500	10,406,250
UnitedHealth Group, Inc.	53,300	11,204,726
Visa, Inc. Class A	93,568	10,290,609

TOTAL UNITED STATES OF AMERICA		265,863,152

TOTAL COMMON STOCKS
(Cost $1,618,807,268)		2,078,976,662

Nonconvertible Preferred Stocks - 0.7%
Brazil - 0.7%
Itau Unibanco Holding SA sponsored ADR
(Cost $11,977,550)	1,120,800	14,357,448

Money Market Funds - 2.0%
Fidelity Cash Central Fund, 1.10%(c)	31,061,496	31,067,709
Fidelity Securities Lending Cash Central Fund 1.11%(c)(d)	9,843,576	9,844,560
TOTAL MONEY MARKET FUNDS
(Cost $40,912,269)		40,912,269
TOTAL INVESTMENT IN SECURITIES - 101.1%
(Cost $1,671,697,087)		2,134,246,379
NET OTHER ASSETS (LIABILITIES) - (1.1)%		(22,215,062)
NET ASSETS - 100%		$2,112,031,317

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$145,144
Fidelity Securities Lending Cash Central Fund	223,730
Total	$368,874

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$233,810,671	$176,608,705	$57,201,966	$--
Consumer Staples	226,591,211	88,169,619	138,421,592	--
Financials	280,360,695	239,457,982	40,902,713	--
Health Care	110,111,969	97,898,418	12,213,551	--
Industrials	527,850,500	428,148,495	99,702,005	--
Information Technology	439,800,853	352,967,599	86,833,254	--
Materials	135,156,202	98,901,023	36,255,179	--
Real Estate	89,801,639	67,953,449	21,848,190	--
Telecommunication Services	20,836,437	20,836,437	--	--
Utilities	29,013,933	29,013,933	--	--
Money Market Funds	40,912,269	40,912,269	--	--
Total Investments in Securities:	$2,134,246,379	$1,640,867,929	$493,378,450	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2017. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$147,674,351
Level 2 to Level 1	$24,638,959

See accompanying notes which are an integral part of the financial statements.

Fidelity® International Capital Appreciation Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2017
Assets
Investment in securities, at value (including securities loaned of $10,169,139) — See accompanying schedule: Unaffiliated issuers (cost $1,630,784,818)	$2,093,334,110
Fidelity Central Funds (cost $40,912,269)	40,912,269
Total Investment in Securities (cost $1,671,697,087)		$2,134,246,379
Cash		324,309
Foreign currency held at value (cost $8,701,361)		8,702,034
Receivable for investments sold		30,022,479
Receivable for fund shares sold		3,852,458
Dividends receivable		2,978,324
Distributions receivable from Fidelity Central Funds		7,689
Prepaid expenses		4,517
Other receivables		1,045,324
Total assets		2,181,183,513
Liabilities
Payable for investments purchased	$52,261,875
Payable for fund shares redeemed	2,034,437
Accrued management fee	1,465,437
Other affiliated payables	363,540
Other payables and accrued expenses	3,182,347
Collateral on securities loaned	9,844,560
Total liabilities		69,152,196
Net Assets		$2,112,031,317
Net Assets consist of:
Paid in capital		$1,585,458,474
Undistributed net investment income		6,983,838
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		60,138,458
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		459,450,547
Net Assets, for 100,271,258 shares outstanding		$2,112,031,317
Net Asset Value, offering price and redemption price per share ($2,112,031,317 ÷ 100,271,258 shares)		$21.06

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2017
Investment Income
Dividends		$31,718,850
Income from Fidelity Central Funds		368,874
Income before foreign taxes withheld		32,087,724
Less foreign taxes withheld		(2,591,837)
Total income		29,495,887
Expenses
Management fee
Basic fee	$12,824,672
Performance adjustment	2,760,273
Transfer agent fees	3,689,900
Accounting and security lending fees	819,938
Custodian fees and expenses	447,192
Independent trustees' fees and expenses	7,229
Registration fees	76,290
Audit	98,639
Legal	6,673
Interest	13,274
Miscellaneous	15,100
Total expenses before reductions	20,759,180
Expense reductions	(441,876)	20,317,304
Net investment income (loss)		9,178,583
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	97,614,847
Redemptions in-kind with affiliated entities	45,376,740
Fidelity Central Funds	(1,853)
Foreign currency transactions	882,263
Total net realized gain (loss)		143,871,997
Change in net unrealized appreciation (depreciation) on:
Unaffiliated issuers (net of increase in deferred foreign taxes of $3,011,599)	277,872,763
Fidelity Central Funds	(1,526)
Assets and liabilities in foreign currencies	130,328
Total change in net unrealized appreciation (depreciation)		278,001,565
Net gain (loss)		421,873,562
Net increase (decrease) in net assets resulting from operations		$431,052,145

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2017	Year ended October 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$9,178,583	$10,859,104
Net realized gain (loss)	143,871,997	(29,008,640)
Change in net unrealized appreciation (depreciation)	278,001,565	25,818,745
Net increase (decrease) in net assets resulting from operations	431,052,145	7,669,209
Distributions to shareholders from net investment income	(11,269,814)	(5,627,463)
Distributions to shareholders from net realized gain	–	(15,577,465)
Total distributions	(11,269,814)	(21,204,928)
Share transactions
Proceeds from sales of shares	565,638,950	842,025,223
Reinvestment of distributions	8,894,166	16,837,345
Cost of shares redeemed	(665,201,653)	(442,103,123)
Net increase (decrease) in net assets resulting from share transactions	(90,668,537)	416,759,445
Redemption fees	5,994	27,867
Total increase (decrease) in net assets	329,119,788	403,251,593
Net Assets
Beginning of period	1,782,911,529	1,379,659,936
End of period	$2,112,031,317	$1,782,911,529
Other Information
Undistributed net investment income end of period	$6,983,838	$9,628,251
Shares
Sold	30,558,983	51,214,325
Issued in reinvestment of distributions	557,628	1,001,031
Redeemed	(36,901,606)	(27,391,439)
Net increase (decrease)	(5,784,995)	24,823,917

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity International Capital Appreciation Fund

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$16.81	$16.98	$17.22	$16.28	$13.12
Income from Investment Operations
Net investment income (loss)A	.09	.12	.11	.13	.13
Net realized and unrealized gain (loss)	4.27	(.03)	.56	.93	3.16
Total from investment operations	4.36	.09	.67	1.06	3.29
Distributions from net investment income	(.11)	(.07)	(.09)	(.12)	(.13)
Distributions from net realized gain	–	(.19)	(.81)	–	–
Total distributions	(.11)	(.26)	(.91)B	(.12)	(.13)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$21.06	$16.81	$16.98	$17.22	$16.28
Total ReturnD	26.13%	.53%	3.96%	6.55%	25.24%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.12%	1.14%	1.13%	1.14%	1.17%
Expenses net of fee waivers, if any	1.12%	1.14%	1.13%	1.14%	1.17%
Expenses net of all reductions	1.10%	1.12%	1.11%	1.14%	1.12%
Net investment income (loss)	.50%	.69%	.64%	.74%	.87%
Supplemental Data
Net assets, end of period (000 omitted)	$2,112,031	$1,782,912	$1,379,660	$1,145,744	$939,945
Portfolio turnover rateG	178%H	167%	187%	178%	136%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.91 per share is comprised of distributions from net investment income of $.092 and distributions from net realized gain of $.813 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2017

1. Organization.

Fidelity International Capital Appreciation Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2017, including information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and includes proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), redemptions in kind, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$465,364,688
Gross unrealized depreciation	(6,235,380)
Net unrealized appreciation (depreciation)	$459,129,308
Tax Cost	$1,675,117,071

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$6,961,813
Undistributed long-term capital gain	$63,558,442
Net unrealized appreciation (depreciation) on securities and other investments	$459,064,198

The tax character of distributions paid was as follows:

	October 31, 2017	October 31, 2016
Ordinary Income	$11,269,814	$ 5,627,463
Long-term Capital Gains	–	15,577,465
Total	$11,269,814	$ 21,204,928

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2016, the Board of Trustees approved the elimination of these redemption fees effective December 12, 2016.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $3,322,724,513 and $3,247,843,679, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to its benchmark index, the MSCI All Country World ex USA Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .84% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .20% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $19,786 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$12,417,233.89%		$13,274

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Redemptions In-Kind. During the period, 8,315,551 shares of the Fund held by an affiliated entity were redeemed in-kind for investments and cash with a value of $165,479,456. The net realized gain of $45,376,740 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. The Fund recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $5,785 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $223,730. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $426,589 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $390.

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses in the amount of $14,897.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers International II Fund was the owner of record of approximately 21% of the total outstanding shares of the Fund. Mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 24% of the total outstanding shares of the Fund.

Fidelity® Overseas Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2017	Past 1 year	Past 5 years	Past 10 years
Fidelity® Overseas Fund	25.63%	11.84%	1.35%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Overseas Fund, a class of the fund, on October 31, 2007.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Period Ending Values
$11,437	Fidelity® Overseas Fund
$11,334	MSCI EAFE Index

Fidelity® Overseas Fund

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index returned 23.85% for the 12 months ending October 31, 2017, helped partly by a generally weak U.S. dollar. Some favorable election results in continental Europe (+30%) suggested ebbing political uncertainty and near-term risk there, but the U.K. (+20%) faced more-mixed conditions ahead of its expected exit from the European Union. Despite central-bank easing – and pressured recently by yen strength – Japan (+18%) lagged the rest of the Asia-Pacific group (+22%). Commodity-price volatility slowed Canada (+17%), but the emerging-markets group (+26%) sped ahead. Sector-wise, information technology (+47%) was driven by a surge among several Chinese internet-related names. Financials (+27%) rode rising interest rates that, at the same time, weighed on real estate (+17%), utilities (+16%), consumer staples (+14%) and telecommunication services (+9%) – so-called “bond proxy” sectors. Materials (+28%) and industrials (+27%) responded to demand from China and price gains for certain commodities. In the energy sector (+20%), oil prices lost ground in the spring before rebounding through October 31 to end well above where they started 12 months ago. Lastly, health care (+14%) was hurt by early-period turmoil around drug pricing and health care legislation.

Comments from Portfolio Manager Vincent Montemaggiore:  For the year, the fund’s share classes gained about 26%, topping the 23.69% advance of the benchmark MSCI EAFE Index. Versus the benchmark, stock picking in the industrials and financials sectors aided performance most. Overall, active management added value in eight of 11 market sectors. Geographically, the most noteworthy relative contributor was the U.K., followed by Spain, Israel and Australia. The top relative individual contributor was Amundi, a France-based asset manager. I saw this as a good business supported by growing net asset inflows, among other factors. Other contributors included Wirecard, a Germany-based online payments business, and Japan-based Outsourcing, a temp staffing company. The three stocks just mentioned were not in the benchmark. Avoiding shares of weak-performing, Israel-based index name Teva Pharmaceutical Industries also contributed. Conversely, the primary drag on relative performance came from stock picking in consumer discretionary. Positioning in energy also detracted, as did a modest cash position. Geographically, detractors included Netherlands, Denmark and Portugal. U.K.-based advertising agency WPP was the fund’s biggest relative detractor. Overweightings in two Japanese stocks, Astellas Pharma and medical-equipment maker Olympus, also worked against us.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Overseas Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2017
United Kingdom	21.6%
Japan	18.6%
Germany	8.6%
France	8.6%
Switzerland	5.0%
United States of America*	4.9%
Netherlands	4.3%
Sweden	4.3%
Ireland	4.2%
Other	19.9%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2017
United Kingdom	21.9%
Japan	18.1%
Germany	8.9%
France	8.5%
United States of America*	6.6%
Switzerland	5.4%
Netherlands	4.5%
Sweden	4.2%
Spain	3.1%
Other	18.8%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.5	96.6
Short-Term Investments and Net Other Assets (Liabilities)	1.5	3.4

Top Ten Stocks as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA (Reg. S) (Switzerland, Food Products)	2.0	2.1
Bayer AG (Germany, Pharmaceuticals)	1.5	1.5
British American Tobacco PLC (United Kingdom) (United Kingdom, Tobacco)	1.5	1.4
Unilever NV (NY Reg.) (Netherlands, Personal Products)	1.4	1.5
SAP SE (Germany, Software)	1.4	1.1
Total SA (France, Oil, Gas & Consumable Fuels)	1.3	1.3
Prudential PLC (United Kingdom, Insurance)	1.2	1.1
Deutsche Post AG (Germany, Air Freight & Logistics)	1.2	1.0
Sanofi SA (France, Pharmaceuticals)	1.2	1.2
Reckitt Benckiser Group PLC (United Kingdom, Household Products)	1.1	0.8
	13.8

Top Market Sectors as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.2	21.6
Industrials	18.0	15.6
Consumer Staples	13.0	13.2
Information Technology	11.9	11.1
Health Care	11.3	12.5
Consumer Discretionary	10.4	11.6
Materials	7.5	6.4
Energy	2.7	2.6
Telecommunication Services	1.0	1.5
Real Estate	0.5	0.5

Fidelity® Overseas Fund

Investments October 31, 2017

Showing Percentage of Net Assets

Common Stocks - 97.6%
	Shares	Value
Australia - 1.9%
Adelaide Brighton Ltd.	6,699,606	$31,842,045
Amcor Ltd.	5,140,954	62,324,525
Aub Group Ltd.	3,049,934	30,882,352
Life Healthcare Group Ltd.	1,672,012	3,391,137
Pact Group Holdings Ltd.	5,157,502	22,894,306

TOTAL AUSTRALIA		151,334,365

Austria - 0.4%
Andritz AG	508,744	28,765,311
Bailiwick of Jersey - 1.6%
Sanne Group PLC	2,906,254	30,879,530
Wolseley PLC	818,574	57,240,504
WPP PLC	2,077,739	36,732,822

TOTAL BAILIWICK OF JERSEY		124,852,856

Belgium - 1.9%
Anheuser-Busch InBev SA NV	616,748	75,626,408
KBC Groep NV	942,593	78,296,915

TOTAL BELGIUM		153,923,323

Bermuda - 1.7%
Credicorp Ltd. (United States)	177,600	37,196,544
Hiscox Ltd.	2,397,300	45,467,149
IHS Markit Ltd. (a)	1,237,400	52,725,614

TOTAL BERMUDA		135,389,307

Canada - 0.6%
Constellation Software, Inc.	81,900	46,595,583
Denmark - 0.9%
DSV de Sammensluttede Vognmaend A/S	654,800	50,635,338
NNIT A/S	702,335	20,009,388

TOTAL DENMARK		70,644,726

France - 8.6%
ALTEN	380,135	33,276,439
Amundi SA	731,706	62,032,413
AXA SA	1,596,230	48,187,675
Capgemini SA	555,433	67,514,046
Compagnie de St. Gobain	1,074,818	63,050,808
Edenred SA	1,629,200	46,969,897
Elis SA (b)	1,674,814	43,690,564
Maisons du Monde SA	994,900	43,053,479
Publicis Groupe SA	486,566	31,671,976
Sanofi SA	995,792	94,288,210
Sodexo SA	384,554	48,938,289
Total SA	1,794,060	99,997,567

TOTAL FRANCE		682,671,363

Germany - 7.7%
adidas AG	295,813	65,831,584
Axel Springer Verlag AG	787,842	53,135,858
Bayer AG	918,086	119,423,690
Deutsche Post AG	2,076,620	95,113,146
Fresenius Medical Care AG & Co. KGaA	521,536	50,496,154
Fresenius SE & Co. KGaA	938,896	78,427,291
SAP SE	967,574	110,557,545
Wirecard AG	435,838	42,924,842

TOTAL GERMANY		615,910,110

Hong Kong - 1.0%
AIA Group Ltd.	11,099,000	83,512,100
India - 0.3%
Axis Bank Ltd.	3,266,523	26,391,992
Indonesia - 0.5%
PT Bank Rakyat Indonesia Tbk	36,191,000	41,627,989
Ireland - 4.2%
CRH PLC	1,359,400	51,111,241
DCC PLC (United Kingdom)	469,512	44,523,781
Kerry Group PLC Class A	527,648	53,134,830
Kingspan Group PLC (Ireland)	1,261,580	52,756,898
Medtronic PLC	594,700	47,885,244
Paddy Power Betfair PLC (Ireland)	457,900	46,831,187
United Drug PLC (United Kingdom)	3,424,003	42,042,466

TOTAL IRELAND		338,285,647

Israel - 0.7%
Frutarom Industries Ltd.	717,016	59,031,008
Italy - 1.8%
Banca Generali SpA	1,400,677	46,141,043
Intesa Sanpaolo SpA	18,942,336	63,682,379
Prada SpA	8,891,600	30,773,092

TOTAL ITALY		140,596,514

Japan - 18.6%
AEON Financial Service Co. Ltd.	1,617,100	34,729,622
Arc Land Sakamoto Co. Ltd.	1,073,700	17,549,344
Astellas Pharma, Inc.	4,106,200	54,648,829
Bridgestone Corp.	1,235,400	59,015,550
Broadleaf Co. Ltd.	120,290	987,602
Daiichikosho Co. Ltd.	640,400	30,177,347
Daikin Industries Ltd.	593,000	65,532,947
Daito Trust Construction Co. Ltd.	235,500	41,173,505
Dentsu, Inc.	668,100	28,577,285
GMO Internet, Inc.	1,789,000	27,638,815
Hoya Corp.	1,365,600	74,194,060
Iriso Electronics Co. Ltd.	456,000	25,719,416
KDDI Corp.	2,198,300	58,568,517
Keyence Corp.	125,180	69,503,061
KH Neochem Co. Ltd.	1,349,400	33,771,461
KOMEDA Holdings Co. Ltd.	1,080,700	18,423,260
Miroku Jyoho Service Co., Ltd.	896,800	20,943,602
Misumi Group, Inc.	1,556,300	42,638,810
Morinaga & Co. Ltd.	563,500	32,012,315
Nabtesco Corp.	1,412,700	56,121,911
Nakanishi, Inc.	794,800	36,020,081
Nitori Holdings Co. Ltd.	345,100	50,153,848
NOF Corp.	925,600	26,750,145
OBIC Co. Ltd.	549,000	36,338,956
Olympus Corp.	1,326,000	49,346,657
ORIX Corp.	4,328,000	74,413,963
Otsuka Corp.	510,000	34,765,939
Outsourcing, Inc. (b)	2,891,000	39,855,515
Recruit Holdings Co. Ltd.	2,300,000	56,390,601
S Foods, Inc.	603,400	22,947,516
SMC Corp.	133,100	50,918,793
Software Service, Inc.	108,400	4,993,971
Sundrug Co. Ltd.	835,300	36,351,022
The Suruga Bank Ltd.	1,860,400	42,358,739
Tsubaki Nakashima Co. Ltd. (b)	1,215,500	28,028,117
Tsuruha Holdings, Inc.	361,000	44,757,734
VT Holdings Co. Ltd.	3,332,400	18,140,329
Welcia Holdings Co. Ltd.	1,015,800	38,551,864

TOTAL JAPAN		1,483,011,049

Kenya - 0.3%
Safaricom Ltd.	99,577,600	24,474,494
Netherlands - 4.3%
Grandvision NV	969,900	24,211,357
IMCD Group BV	1,082,778	68,108,794
ING Groep NV (Certificaten Van Aandelen)	3,906,254	72,185,570
Koninklijke Philips Electronics NV	1,615,745	65,846,364
Unilever NV (NY Reg.)	1,940,274	112,458,281

TOTAL NETHERLANDS		342,810,366

New Zealand - 0.6%
EBOS Group Ltd.	2,276,701	27,419,858
Trade Maine Group Ltd.	7,018,011	21,658,936

TOTAL NEW ZEALAND		49,078,794

Norway - 1.0%
Schibsted ASA (A Shares) (b)	1,357,400	34,998,585
Statoil ASA (b)	2,222,059	45,146,730

TOTAL NORWAY		80,145,315

Panama - 0.4%
Copa Holdings SA Class A	233,900	28,814,141
Portugal - 0.1%
NOS SGPS SA	1,763,235	10,565,284
Spain - 3.2%
Amadeus IT Holding SA Class A	1,294,930	87,864,254
CaixaBank SA (b)	10,950,416	51,251,969
Grifols SA ADR	2,770,000	65,510,500
Prosegur Cash SA	16,037,368	52,307,159

TOTAL SPAIN		256,933,882

Sweden - 4.3%
Addlife AB	838,800	16,532,225
Alfa Laval AB	1,536,750	38,934,341
Essity AB Class B	1,889,164	56,483,220
HEXPOL AB (B Shares)	4,002,562	40,495,840
Indutrade AB	1,539,123	42,689,835
Nordea Bank AB	6,473,667	78,256,389
Svenska Cellulosa AB (SCA) (B Shares)	1,540,664	14,465,033
Swedbank AB (A Shares)	2,101,323	52,158,764

TOTAL SWEDEN		340,015,647

Switzerland - 5.0%
Credit Suisse Group AG	4,031,579	63,532,994
Julius Baer Group Ltd.	993,769	58,779,039
Nestle SA (Reg. S)	1,878,812	158,080,491
Sika AG	6,022	44,577,226
UBS Group AG	4,303,587	73,247,038

TOTAL SWITZERLAND		398,216,788

Taiwan - 1.0%
Taiwan Semiconductor Manufacturing Co. Ltd.	5,082,000	41,113,738
United Microelectronics Corp.	74,922,000	38,695,216

TOTAL TAIWAN		79,808,954

United Kingdom - 21.6%
Admiral Group PLC	1,660,100	42,421,542
Aon PLC	270,700	38,826,501
Ascential PLC	8,315,675	37,208,799
Booker Group PLC	12,789,828	34,177,462
British American Tobacco PLC (United Kingdom)	1,804,060	116,560,014
Cineworld Group PLC	5,504,677	48,581,840
Close Brothers Group PLC	153,981	2,840,642
Coca-Cola European Partners PLC	765,600	31,282,416
Compass Group PLC	2,647,594	58,126,125
ConvaTec Group PLC	12,025,905	31,289,551
Conviviality PLC	3,238,712	18,292,109
Cranswick PLC	613,080	25,079,276
Dechra Pharmaceuticals PLC	512,595	13,997,311
Diploma PLC	2,215,803	31,754,094
DS Smith PLC	5,563,800	38,499,613
Equiniti Group PLC	9,193,799	36,986,344
Essentra PLC	2,091,644	14,779,050
Halma PLC	2,792,470	43,838,241
Hastings Group Holdings PLC	8,221,503	34,406,996
Hilton Food Group PLC (c)	1,503,479	17,811,863
Howden Joinery Group PLC	5,776,017	31,460,481
Intertek Group PLC	834,845	60,152,367
James Fisher and Sons PLC	1,025,358	21,190,063
John Wood Group PLC	4,586,792	43,344,209
London Stock Exchange Group PLC	875,330	43,724,241
Melrose Industries PLC	18,843,814	55,035,278
Micro Focus International PLC	1,648,501	57,911,127
Next PLC	235,800	15,411,478
Prudential PLC	3,929,444	96,449,681
Reckitt Benckiser Group PLC	996,824	89,182,518
Rio Tinto PLC	1,437,354	67,930,269
Rolls-Royce Holdings PLC	3,153,192	40,748,644
Rotork PLC	8,598,706	30,001,316
Schroders PLC	1,010,082	46,860,007
Sinclair Pharma PLC (a)	10,640,281	4,133,578
Spectris PLC	1,336,144	45,429,751
St. James's Place Capital PLC	3,857,763	60,305,807
Standard Life PLC	10,347,265	59,066,211
The Weir Group PLC	1,491,600	38,690,269
Ultra Electronics Holdings PLC	1,435,594	34,777,919
Victrex PLC	1,308,788	41,683,638
Volution Group PLC	9,451,467	26,486,758

TOTAL UNITED KINGDOM		1,726,735,399

United States of America - 3.4%
Alphabet, Inc. Class C (a)	38,593	39,235,188
Middleby Corp. (a)	308,300	35,731,970
Moody's Corp.	284,900	40,572,609
S&P Global, Inc.	452,300	70,771,381
Sherwin-Williams Co.	112,000	44,256,800
Total System Services, Inc.	542,600	39,094,330

TOTAL UNITED STATES OF AMERICA		269,662,278

TOTAL COMMON STOCKS
(Cost $6,186,084,191)		7,789,804,585

Nonconvertible Preferred Stocks - 0.9%
Germany - 0.9%
Henkel AG & Co. KGaA	531,144	74,553,722
United Kingdom - 0.0%
Rolls-Royce Holdings PLC Series C (a)	145,046,832	192,644
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $53,815,883)		74,746,366

Money Market Funds - 3.8%
Fidelity Cash Central Fund, 1.10%(d)	170,225,415	170,259,460
Fidelity Securities Lending Cash Central Fund 1.11%(d)(e)	131,074,148	131,087,256
TOTAL MONEY MARKET FUNDS
(Cost $301,358,581)		301,346,716
TOTAL INVESTMENT IN SECURITIES - 102.3%
(Cost $6,541,258,655)		8,165,897,667
NET OTHER ASSETS (LIABILITIES) - (2.3)%		(179,937,918)
NET ASSETS - 100%		$7,985,959,749

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,367,331
Fidelity Securities Lending Cash Central Fund	2,405,622
Total	$3,772,953

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$829,767,654	$539,325,893	$290,441,761	$--
Consumer Staples	1,037,343,061	423,273,179	614,069,882	--
Energy	209,678,569	64,534,272	145,144,297	--
Financials	1,783,764,945	1,229,445,283	554,319,662	--
Health Care	899,896,565	350,638,549	549,258,016	--
Industrials	1,438,537,406	1,058,302,068	380,235,338	--
Information Technology	946,934,035	540,670,145	406,263,890	--
Materials	594,412,200	414,849,084	179,563,116	--
Real Estate	41,173,505	--	41,173,505	--
Telecommunication Services	83,043,011	24,474,494	58,568,517	--
Money Market Funds	301,346,716	301,346,716	--	--
Total Investments in Securities:	$8,165,897,667	$4,946,859,683	$3,219,037,984	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2017. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$875,360,400
Level 2 to Level 1	$73,797,247

See accompanying notes which are an integral part of the financial statements.

Fidelity® Overseas Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2017
Assets
Investment in securities, at value (including securities loaned of $124,281,849) — See accompanying schedule: Unaffiliated issuers (cost $6,239,900,074)	$7,864,550,951
Fidelity Central Funds (cost $301,358,581)	301,346,716
Total Investment in Securities (cost $6,541,258,655)		$8,165,897,667
Cash		38,133
Foreign currency held at value (cost $13)		13
Receivable for investments sold		2,858,669
Receivable for fund shares sold		12,895,633
Dividends receivable		19,637,285
Distributions receivable from Fidelity Central Funds		280,690
Prepaid expenses		16,625
Other receivables		497,367
Total assets		8,202,122,082
Liabilities
Payable for investments purchased
Regular delivery	$50,506,973
Delayed delivery	2,320,138
Payable for fund shares redeemed	25,229,811
Accrued management fee	5,270,794
Other affiliated payables	1,077,884
Other payables and accrued expenses	668,713
Collateral on securities loaned	131,088,020
Total liabilities		216,162,333
Net Assets		$7,985,959,749
Net Assets consist of:
Paid in capital		$6,287,332,101
Undistributed net investment income		82,288,871
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(8,415,976)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,624,754,753
Net Assets		$7,985,959,749
Overseas:
Net Asset Value, offering price and redemption price per share ($6,828,078,196 ÷ 136,067,229 shares)		$50.18
Class K:
Net Asset Value, offering price and redemption price per share ($1,157,881,553 ÷ 23,108,780 shares)		$50.11

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2017
Investment Income
Dividends		$157,767,597
Interest		1,656
Income from Fidelity Central Funds		3,772,953
Income before foreign taxes withheld		161,542,206
Less foreign taxes withheld		(12,765,532)
Total income		148,776,674
Expenses
Management fee
Basic fee	$43,165,884
Performance adjustment	8,453,751
Transfer agent fees	9,611,960
Accounting and security lending fees	1,645,331
Custodian fees and expenses	648,372
Independent trustees' fees and expenses	24,594
Appreciation in deferred trustee compensation account	481
Registration fees	182,551
Audit	89,526
Legal	35,464
Miscellaneous	49,245
Total expenses before reductions	63,907,159
Expense reductions	(406,419)	63,500,740
Net investment income (loss)		85,275,934
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	136,214,547
Fidelity Central Funds	4,300
Foreign currency transactions	695,777
Total net realized gain (loss)		136,914,624
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	1,247,805,651
Fidelity Central Funds	(16,073)
Assets and liabilities in foreign currencies	702,839
Total change in net unrealized appreciation (depreciation)		1,248,492,417
Net gain (loss)		1,385,407,041
Net increase (decrease) in net assets resulting from operations		$1,470,682,975

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2017	Year ended October 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$85,275,934	$95,870,128
Net realized gain (loss)	136,914,624	(60,892,494)
Change in net unrealized appreciation (depreciation)	1,248,492,417	(60,859,999)
Net increase (decrease) in net assets resulting from operations	1,470,682,975	(25,882,365)
Distributions to shareholders from net investment income	(95,770,528)	(49,659,846)
Distributions to shareholders from net realized gain	(6,822,064)	(685,981)
Total distributions	(102,592,592)	(50,345,827)
Share transactions - net increase (decrease)	1,304,095,173	854,054,931
Redemption fees	11,066	61,587
Total increase (decrease) in net assets	2,672,196,622	777,888,326
Net Assets
Beginning of period	5,313,763,127	4,535,874,801
End of period	$7,985,959,749	$5,313,763,127
Other Information
Undistributed net investment income end of period	$82,288,871	$92,882,178

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Overseas Fund

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$40.73	$41.56	$39.02	$39.22	$31.35
Income from Investment Operations
Net investment income (loss)A	.58	.75B	.52	.77C	.54
Net realized and unrealized gain (loss)	9.65	(1.15)	2.69	(.28)	8.10
Total from investment operations	10.23	(.40)	3.21	.49	8.64
Distributions from net investment income	(.72)	(.43)	(.67)	(.51)	(.77)
Distributions from net realized gain	(.05)	(.01)	–	(.18)	–
Total distributions	(.78)D	(.43)E	(.67)	(.69)	(.77)
Redemption fees added to paid in capitalA,F	–	–	–	–	–
Net asset value, end of period	$50.18	$40.73	$41.56	$39.02	$39.22
Total ReturnG	25.63%	(.97)%	8.34%	1.27%	28.17%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.00%	1.03%	1.04%	1.04%	1.09%
Expenses net of fee waivers, if any	1.00%	1.03%	1.04%	1.04%	1.09%
Expenses net of all reductions	1.00%	1.03%	1.03%	1.04%	1.06%
Net investment income (loss)	1.30%	1.88%B	1.28%	1.93%C	1.54%
Supplemental Data
Net assets, end of period (000 omitted)	$6,828,078	$4,569,084	$3,844,290	$2,738,667	$1,874,922
Portfolio turnover rateJ	26%K	33%	28%	41%	42%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.18 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.42%.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.24 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.34%.

 D Total distributions of $.78 per share is comprised of distributions from net investment income of $.723 and distributions from net realized gain of $.052 per share.

 E Total distributions of $.43 per share is comprised of distributions from net investment income of $.428 and distributions from net realized gain of $.006 per share.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Overseas Fund Class K

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$40.67	$41.49	$38.96	$39.17	$31.32
Income from Investment Operations
Net investment income (loss)A	.64	.80B	.57	.82C	.60
Net realized and unrealized gain (loss)	9.62	(1.14)	2.68	(.28)	8.08
Total from investment operations	10.26	(.34)	3.25	.54	8.68
Distributions from net investment income	(.77)	(.47)	(.72)	(.58)	(.83)
Distributions from net realized gain	(.05)	(.01)	–	(.18)	–
Total distributions	(.82)	(.48)	(.72)	(.75)D	(.83)
Redemption fees added to paid in capitalA,E	–	–	–	–	–
Net asset value, end of period	$50.11	$40.67	$41.49	$38.96	$39.17
Total ReturnF	25.80%	(.85)%	8.47%	1.41%	28.37%
Ratios to Average Net AssetsG,H
Expenses before reductions	.89%	.91%	.91%	.90%	.93%
Expenses net of fee waivers, if any	.89%	.91%	.91%	.90%	.92%
Expenses net of all reductions	.88%	.90%	.90%	.90%	.90%
Net investment income (loss)	1.42%	2.00%B	1.40%	2.06%C	1.71%
Supplemental Data
Net assets, end of period (000 omitted)	$1,157,882	$744,679	$691,585	$626,817	$562,490
Portfolio turnover rateI	26%J	33%	28%	41%	42%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.18 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.55%.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.24 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.47%.

 D Total distributions of $.75 per share is comprised of distributions from net investment income of $.575 and distributions from net realized gain of $.177 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2017

1. Organization.

Fidelity Overseas Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Overseas and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2017, including information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and includes proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards, expiring capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,733,242,400
Gross unrealized depreciation	(121,740,657)
Net unrealized appreciation (depreciation)	$1,611,501,743
Tax Cost	$6,554,395,924

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$87,442,884
Net unrealized appreciation (depreciation) on securities and other investments	$1,611,528,561

The tax character of distributions paid was as follows:

	October 31, 2017	October 31, 2016
Ordinary Income	$102,592,592	$ 50,345,827

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2016, the Board of Trustees approved the elimination of these redemption fees effective December 12, 2016.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $2,662,289,261 and $1,644,222,057, respectively.

Exchanges In-Kind. Investments and cash received in-kind through subscriptions totaled $257,590,200 in exchange for 5,518,213 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .424% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Overseas as compared to its benchmark index, the MSCI EAFE Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .80% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Overseas. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Overseas	$9,175,431.17
Class K	436,529.05
	$9,611,960

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $4,936 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $19,716 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $2,405,622. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $359,014 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $303.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $47,102.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2017	Year ended October 31, 2016
From net investment income
Overseas	$81,032,285	$41,702,378
Class K	14,738,243	7,957,468
Total	$95,770,528	$49,659,846
From net realized gain
Overseas	$5,828,046	$584,612
Class K	994,018	101,369
Total	$6,822,064	$685,981

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2017	Year ended October 31, 2016	Year ended October 31, 2017	Year ended October 31, 2016
Overseas
Shares sold	43,630,558(a)	37,524,563	$1,962,017,751(a)	$1,504,705,495
Reinvestment of distributions	2,111,926	981,115	82,914,195	40,667,201
Shares redeemed	(21,850,358)	(18,839,855)	(954,218,064)	(756,461,832)
Net increase (decrease)	23,892,126	19,665,823	$1,090,713,882	$788,910,864
Class K
Shares sold	9,782,877	5,594,348	$437,887,827	$223,588,949
Reinvestment of distributions	401,743	194,940	15,732,261	8,058,837
Shares redeemed	(5,385,134)	(4,150,582)	(240,238,797)	(166,503,719)
Net increase (decrease)	4,799,486	1,638,706	$213,381,291	$65,144,067

 (a) Amount includes in-kind exchanges (see the Exchanges In-Kind note for additional details).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 30% of the total outstanding shares of the Fund.

Fidelity® Worldwide Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2017	Past 1 year	Past 5 years	Past 10 years
Fidelity® Worldwide Fund	26.49%	12.30%	4.96%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Worldwide Fund, a class of the fund, on October 31, 2007.

The chart shows how the value of your investment would have changed, and also shows how the MSCI World Index performed over the same period.

Period Ending Values
$16,222	Fidelity® Worldwide Fund
$15,577	MSCI World Index

Fidelity® Worldwide Fund

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index returned 23.85% for the 12 months ending October 31, 2017, helped partly by a generally weak U.S. dollar. Some favorable election results in continental Europe (+30%) suggested ebbing political uncertainty and near-term risk there, but the U.K. (+20%) faced more-mixed conditions ahead of its expected exit from the European Union. Despite central-bank easing – and pressured recently by yen strength – Japan (+18%) lagged the rest of the Asia-Pacific group (+22%). Commodity-price volatility slowed Canada (+17%), but the emerging-markets group (+26%) sped ahead. Sector-wise, information technology (+47%) was driven by a surge among several Chinese internet-related names. Financials (+27%) rode rising interest rates that, at the same time, weighed on real estate (+17%), utilities (+16%), consumer staples (+14%) and telecommunication services (+9%) – so-called “bond proxy” sectors. Materials (+28%) and industrials (+27%) responded to demand from China and price gains for certain commodities. In the energy sector (+20%), oil prices lost ground in the spring before rebounding through October 31 to end well above where they started 12 months ago. Lastly, health care (+14%) was hurt by early-period turmoil around drug pricing and health care legislation.

Comments from William Kennedy, Lead Portfolio Manager and manager of the non-U.S. equity subportfolio, and Stephen DuFour, Co-Manager and manager of the U.S. equity subportfolio:  For the fiscal year, the fund’s share classes (excluding sales charges, if applicable) gained roughly 25% to 26%, beating the 23.32% gain of the benchmark MSCI World Index. Versus the benchmark, security selection and a sizable overweighting in the top-performing information technology sector, especially the software & services segment, drove the bulk of the fund’s outperformance. Picks in consumer discretionary and industrials also helped. Geographically, investments in the U.S. had the most positive impact. Top individual relative contributors included overweightings in U.S.-based software & services stocks Adobe Systems and PayPal Holdings, two of the fund's largest holdings. Adobe, a leader in desktop publishing, benefited from its subscription-based business model and rising demand for its products. Shares of payment processor PayPal surged thanks to greater retailer acceptance, growing online purchase volumes and a strong outlook for Venmo, its peer-to-peer mobile payment application. On the downside, stock picks in health care and materials delivered the only notable sector-level detractions; a small cash stake also hurt. Individual disappointments included untimely ownership of Canada-headquartered First Quantum Minerals, a copper producer hindered by cost overruns and delays building a new mine in Panama, as well as political challenges in Zambia. A non-benchmark position in Intercept Pharmaceuticals (-50%) also detracted.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Worldwide Fund

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of October 31, 2017
United States of America*	53.2%
Japan	6.9%
United Kingdom	5.6%
Germany	5.3%
France	4.2%
Switzerland	2.6%
Cayman Islands	2.5%
Canada	2.5%
Netherlands	2.2%
Other	15.0%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

As of April 30, 2017
United States of America*	51.3%
United Kingdom	7.5%
Japan	6.8%
Germany	4.9%
France	3.5%
Netherlands	3.0%
Switzerland	2.4%
Canada	2.2%
Ireland	1.9%
Other	16.5%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Stocks and Equity Futures	98.0	98.9
Short-Term Investments and Net Other Assets (Liabilities)	2.0	1.1

Top Ten Stocks as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Adobe Systems, Inc. (United States of America, Software)	3.3	2.6
Caterpillar, Inc. (United States of America, Machinery)	2.7	1.2
adidas AG (Germany, Textiles, Apparel & Luxury Goods)	2.6	2.7
Microsoft Corp. (United States of America, Software)	2.2	1.9
S&P Global, Inc. (United States of America, Capital Markets)	2.2	1.5
British American Tobacco PLC (United Kingdom, Tobacco)	2.1	1.7
CBOE Holdings, Inc. (United States of America, Capital Markets)	2.0	1.3
Alphabet, Inc. Class A (United States of America, Internet Software & Services)	2.0	2.5
Apple, Inc. (United States of America, Technology Hardware, Storage & Peripherals)	2.0	2.8
PayPal Holdings, Inc. (United States of America, IT Services)	1.9	1.3
	23.0

Top Market Sectors as of October 31, 2017

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	27.3	23.5
Financials	17.2	19.4
Consumer Discretionary	12.2	13.5
Health Care	11.4	10.3
Industrials	9.6	14.3
Consumer Staples	7.7	7.3
Materials	5.3	4.5
Energy	3.6	3.1
Real Estate	2.0	1.1
Telecommunication Services	1.2	1.6

Fidelity® Worldwide Fund

Investments October 31, 2017

Showing Percentage of Net Assets

Common Stocks - 97.3%
	Shares	Value
Australia - 0.8%
Altium Ltd.	99,765	$914,735
Australia & New Zealand Banking Group Ltd.	149,034	3,412,770
Bapcor Ltd.	606,195	2,523,895
Magellan Financial Group Ltd.	81,493	1,513,736
Ramsay Health Care Ltd.	64,797	3,318,226
Spark Infrastructure Group unit	1,160,368	2,255,743

TOTAL AUSTRALIA		13,939,105

Austria - 0.4%
Erste Group Bank AG	81,500	3,502,162
Wienerberger AG	141,900	3,646,346

TOTAL AUSTRIA		7,148,508

Bailiwick of Guernsey - 0.2%
Amdocs Ltd.	60,000	3,906,000
Bailiwick of Jersey - 0.8%
Delphi Automotive PLC	10,000	993,800
Glencore Xstrata PLC	1,325,141	6,388,749
Randgold Resources Ltd. sponsored ADR	13,010	1,278,493
Shire PLC	38,100	1,876,638
Wizz Air Holdings PLC (a)	69,000	3,001,287

TOTAL BAILIWICK OF JERSEY		13,538,967

Belgium - 0.5%
Anheuser-Busch InBev SA NV	13,411	1,644,474
KBC Groep NV	80,536	6,689,759

TOTAL BELGIUM		8,334,233

Bermuda - 0.2%
Hiscox Ltd.	156,300	2,964,383
British Virgin Islands - 0.0%
Mail.Ru Group Ltd. GDR (Reg. S) (a)	17,800	578,500
Canada - 2.5%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	51,100	2,395,969
Cenovus Energy, Inc.	228,100	2,213,636
Constellation Software, Inc.	4,300	2,446,410
First Quantum Minerals Ltd.	1,686,000	18,858,213
Franco-Nevada Corp.	15,400	1,223,376
PrairieSky Royalty Ltd.	538,999	14,347,125
Suncor Energy, Inc.	39,400	1,337,664

TOTAL CANADA		42,822,393

Cayman Islands - 2.4%
Alibaba Group Holding Ltd. sponsored ADR (a)	129,800	23,998,722
ASM Pacific Technology Ltd.	101,700	1,479,600
China Literature Ltd.	15	106
Goodbaby International Holdings Ltd.	5,171,000	2,823,655
JD.com, Inc. sponsored ADR (a)	308,400	11,571,168
New Oriental Education & Technology Group, Inc. sponsored ADR	13,400	1,115,416
Tencent Holdings Ltd.	20,000	898,902

TOTAL CAYMAN ISLANDS		41,887,569

Chile - 0.2%
Vina San Pedro SA	306,277,514	3,416,718
China - 0.6%
Kweichow Moutai Co. Ltd. (A Shares)	41,800	3,893,601
Qingdao Port International Co. Ltd.	876,000	618,704
Shanghai International Airport Co. Ltd. (A Shares)	377,300	2,487,886
Wuliangye Yibin Co. Ltd. Class A	291,800	2,929,918

TOTAL CHINA		9,930,109

Denmark - 0.4%
NNIT A/S	109,782	3,127,668
Novo Nordisk A/S Series B	49,780	2,478,489
Novozymes A/S Series B	25,100	1,386,182

TOTAL DENMARK		6,992,339

Finland - 0.2%
Sampo Oyj (A Shares)	53,500	2,803,130
France - 4.2%
Accor SA	43,000	2,145,543
ALTEN	23,200	2,030,893
Altran Technologies SA	112,500	2,081,005
Amundi SA	42,320	3,587,796
Atos Origin SA	16,059	2,495,424
AXA SA	82,400	2,487,527
BNP Paribas SA	51,000	3,982,669
Capgemini SA	27,600	3,354,838
Cegedim SA (a)	35,010	1,362,099
Elis SA	77,700	2,026,946
Kaufman & Broad SA	36,697	1,621,375
Kering SA	12,000	5,500,422
Maisons du Monde SA	84,200	3,643,686
Rexel SA	98,400	1,756,571
Sanofi SA	61,632	5,835,728
Sartorius Stedim Biotech	19,800	1,349,476
SMCP S.A.S.	20,994	529,203
Societe Generale Series A	78,000	4,341,053
Sodexo SA	35,700	4,543,177
Total SA	201,576	11,235,471
VINCI SA (b)	73,800	7,225,436

TOTAL FRANCE		73,136,338

Germany - 5.3%
adidas AG	203,861	45,368,163
Aumann AG	10,915	1,012,061
Deutsche Borse AG	9,362	969,575
Deutsche Post AG	144,424	6,614,894
Deutsche Telekom AG	112,300	2,033,453
Fresenius SE & Co. KGaA	29,600	2,472,529
Henkel AG & Co. KGaA	23,400	2,949,260
MTU Aero Engines Holdings AG	24,600	4,147,856
Muenchener Rueckversicherungs AG	8,000	1,789,676
Nexus AG	46,000	1,396,108
Rational AG	5,700	3,738,120
Rheinmetall AG	19,900	2,347,027
SAP SE	128,027	14,628,701
Wirecard AG	14,900	1,467,472

TOTAL GERMANY		90,934,895

Greece - 0.1%
Ff Group (a)	59,300	1,241,979
Hong Kong - 0.2%
AIA Group Ltd.	315,800	2,376,171
Techtronic Industries Co. Ltd.	231,000	1,354,661

TOTAL HONG KONG		3,730,832

India - 1.9%
Avenue Supermarts Ltd.	1,642	28,925
Bharat Petroleum Corp. Ltd.	347,613	2,907,602
Bharti Infratel Ltd.	416,883	2,846,715
HDFC Bank Ltd.	65,958	1,846,181
HDFC Bank Ltd. sponsored ADR	55,093	5,085,084
Housing Development Finance Corp. Ltd.	169,339	4,465,319
Kajaria Ceramics Ltd.	158,300	1,662,945
Kotak Mahindra Bank Ltd.	95,387	1,510,061
Lupin Ltd.	1,335	21,196
Petronet LNG Ltd.	396,298	1,590,394
PNB Housing Finance Ltd.	53,911	1,184,876
PVR Ltd.	28,483	610,196
Reliance Industries Ltd.	431,192	6,265,436
V-Mart Retail Ltd. (a)	147,930	3,285,303

TOTAL INDIA		33,310,233

Indonesia - 0.2%
PT Bank Central Asia Tbk	1,068,000	1,645,803
PT Bank Rakyat Indonesia Tbk	2,121,200	2,439,869
PT Kino Indonesia Tbk	234,500	34,581

TOTAL INDONESIA		4,120,253

Ireland - 1.4%
Alkermes PLC (a)	44,036	2,147,195
Allied Irish Banks PLC	176,157	1,041,167
Cairn Homes PLC (a)	1,616,839	3,357,116
CRH PLC	132,181	4,974,230
DCC PLC (United Kingdom)	23,400	2,219,020
Glenveagh Properties PLC	746,224	977,894
Green REIT PLC	621,300	1,092,819
Greencore Group PLC	367,114	940,059
James Hardie Industries PLC CDI	119,520	1,819,430
Kerry Group PLC Class A	29,800	3,000,898
Ryanair Holdings PLC sponsored ADR (a)	23,470	2,631,222

TOTAL IRELAND		24,201,050

Israel - 0.2%
Frutarom Industries Ltd.	42,500	3,498,971
Italy - 0.4%
De Longhi SpA	50,400	1,652,643
Intesa Sanpaolo SpA	1,329,600	4,469,992

TOTAL ITALY		6,122,635

Japan - 6.5%
A/S One Corp.	61,700	3,392,123
AEON Financial Service Co. Ltd.	105,300	2,261,474
Ain Holdings, Inc.	37,900	2,592,909
Daiichikosho Co. Ltd.	46,200	2,177,067
Daito Trust Construction Co. Ltd.	10,900	1,905,695
Hoya Corp.	85,600	4,650,711
Investors Cloud Co. Ltd. (b)	28,400	1,731,923
KDDI Corp.	200,800	5,349,842
Keyence Corp.	5,920	3,286,932
Komatsu Ltd.	103,400	3,378,675
Misumi Group, Inc.	64,700	1,772,622
Mitsubishi UFJ Financial Group, Inc.	668,800	4,536,567
Monex Group, Inc.	705,100	2,248,678
Morinaga & Co. Ltd.	37,000	2,101,962
Nidec Corp.	19,300	2,566,570
Nintendo Co. Ltd.	8,100	3,142,491
Nitori Holdings Co. Ltd.	31,500	4,577,937
Olympus Corp.	115,100	4,283,409
ORIX Corp.	321,500	5,527,747
PALTAC Corp.	36,900	1,465,522
Panasonic Corp.	398,200	6,012,567
Recruit Holdings Co. Ltd.	48,000	1,176,847
Relo Holdings Corp.	165,000	4,084,995
Renesas Electronics Corp. (a)	430,400	5,564,681
SMC Corp.	8,900	3,404,788
SMS Co., Ltd.	73,400	2,211,133
SoftBank Corp.	53,200	4,714,701
Sony Corp.	170,600	7,136,999
Start Today Co. Ltd.	120,000	3,286,756
Sundrug Co. Ltd.	56,100	2,441,389
Toto Ltd.	4,900	239,973
Tsuruha Holdings, Inc.	30,500	3,781,471
VT Holdings Co. Ltd.	280,200	1,525,303
Welcia Holdings Co. Ltd.	105,400	4,000,164

TOTAL JAPAN		112,532,623

Kenya - 0.1%
Safaricom Ltd.	6,251,600	1,536,538
Korea (South) - 0.3%
Hyundai Fire & Marine Insurance Co. Ltd.	21,488	871,558
KB Financial Group, Inc.	28,328	1,484,104
LG Chemical Ltd.	8,000	2,887,066

TOTAL KOREA (SOUTH)		5,242,728

Liberia - 0.1%
Royal Caribbean Cruises Ltd.	10,000	1,237,700
Luxembourg - 0.3%
Eurofins Scientific SA	8,400	5,254,405
Marshall Islands - 0.1%
Hoegh LNG Partners LP	49,800	943,710
Netherlands - 2.2%
ASML Holding NV (Netherlands)	26,800	4,835,510
Basic-Fit NV (a)	37,100	852,002
IMCD Group BV	84,500	5,315,211
ING Groep NV (Certificaten Van Aandelen)	306,300	5,660,267
Intertrust NV	44,573	685,355
Koninklijke Philips Electronics NV	158,258	6,449,479
Unilever NV:
(Certificaten Van Aandelen) (Bearer)	192,829	11,201,430
(NY Reg.)	36,000	2,086,560
uniQure B.V. (a)	14,100	210,090
Van Lanschot NV (Bearer)	17,200	522,023

TOTAL NETHERLANDS		37,817,927

New Zealand - 0.4%
EBOS Group Ltd.	210,137	2,530,823
Fisher & Paykel Healthcare Corp.	276,034	2,502,793
Ryman Healthcare Group Ltd.	436,814	2,779,880

TOTAL NEW ZEALAND		7,813,496

Norway - 0.5%
Statoil ASA (b)	458,808	9,321,841
Philippines - 0.2%
D&L Industries, Inc.	8,349,900	1,680,161
SM Investments Corp.	132,665	2,456,021

TOTAL PHILIPPINES		4,136,182

Romania - 0.0%
Banca Transilvania SA	1,190,966	662,987
Russia - 0.2%
Sberbank of Russia sponsored ADR	197,200	2,829,820
Singapore - 0.3%
Broadcom Ltd.	20,000	5,278,200
South Africa - 0.4%
Aspen Pharmacare Holdings Ltd.	51,600	1,165,847
Distell Group Ltd.	126,410	1,161,394
Naspers Ltd. Class N	20,700	5,043,692

TOTAL SOUTH AFRICA		7,370,933

Spain - 1.8%
Aedas Homes SAU	32,625	1,140,097
Amadeus IT Holding SA Class A	37,400	2,537,684
Atresmedia Corporacion de Medios de Comunicacion SA	76,600	786,987
CaixaBank SA	1,126,484	5,272,359
Grifols SA ADR	170,873	4,041,146
Hispania Activos Inmobiliarios SA	99,880	1,722,491
Inditex SA	66,003	2,467,579
Masmovil Ibercom SA (a)	23,057	1,904,766
Mediaset Espana Comunicacion SA	153,600	1,669,690
Neinor Homes SLU	163,600	3,362,598
Prosegur Cash SA	1,251,800	4,082,846
Zardoya Otis SA	157,400	1,705,131

TOTAL SPAIN		30,693,374

Sweden - 1.2%
ASSA ABLOY AB (B Shares)	191,200	4,031,043
Com Hem Holding AB	54,500	818,315
Essity AB Class B	160,100	4,786,754
HEXPOL AB (B Shares)	118,900	1,202,968
Indutrade AB	87,000	2,413,073
Nordea Bank AB	242,400	2,930,232
Saab AB (B Shares)	44,700	2,284,216
Svenska Cellulosa AB (SCA) (B Shares)	256,000	2,403,541

TOTAL SWEDEN		20,870,142

Switzerland - 2.6%
ABB Ltd. (Reg.)	228,380	5,964,150
Credit Suisse Group AG	228,479	3,600,563
EDAG Engineering Group AG	77,800	1,218,458
Forbo Holding AG (Reg.)	1,310	1,980,133
Julius Baer Group Ltd.	57,220	3,384,425
Kaba Holding AG (B Shares) (Reg.)	2,620	2,592,031
Lonza Group AG	13,215	3,510,224
Nestle SA (Reg. S)	54,332	4,571,415
Partners Group Holding AG	4,708	3,166,509
Roche Holding AG (participation certificate)	19,752	4,565,302
Schindler Holding AG (participation certificate)	10,829	2,454,204
Swatch Group AG (Bearer)	10,240	4,013,271
UBS Group AG	209,550	3,566,540

TOTAL SWITZERLAND		44,587,225

Taiwan - 0.2%
Taiwan Semiconductor Manufacturing Co. Ltd.	175,000	1,415,762
United Microelectronics Corp.	4,017,000	2,074,673

TOTAL TAIWAN		3,490,435

United Kingdom - 5.6%
Anglo American PLC (United Kingdom)	89,900	1,695,490
AstraZeneca PLC (United Kingdom)	67,922	4,595,668
BAE Systems PLC	280,230	2,207,467
Barclays PLC	3,883	9,582
BCA Marketplace PLC	511,600	1,415,020
BHP Billiton PLC	212,931	3,855,254
Booker Group PLC	1,155,900	3,088,840
British American Tobacco PLC (United Kingdom)	77,641	5,016,372
Bunzl PLC	121,273	3,777,062
Cineworld Group PLC	138,500	1,222,340
CMC Markets PLC	936,387	1,983,642
Compass Group PLC	131,953	2,896,938
Conviviality PLC	259,300	1,464,515
Countryside Properties PLC	258,518	1,220,268
Cranswick PLC	86,056	3,520,295
Fever-Tree Drinks PLC	35,000	985,952
GlaxoSmithKline PLC	213,941	3,839,673
Hastings Group Holdings PLC	233,111	975,570
Hilton Food Group PLC (c)	374,800	4,440,292
Imperial Tobacco Group PLC	42,852	1,747,541
Jiangsu Yanghe Brewery JSC Ltd. ELS (HSBC Warrant Program) warrants 9/19/19 (a)(d)	157,700	2,620,213
John Wood Group PLC	143,300	1,354,155
Liberty Global PLC Class A (a)	83,800	2,585,230
LivaNova PLC (a)	45,000	3,325,500
London Stock Exchange Group PLC	46,781	2,336,792
Melrose Industries PLC	1,334,892	3,898,688
Micro Focus International PLC	206,630	7,258,823
Moneysupermarket.com Group PLC	396,930	1,712,816
NCC Group Ltd. (b)	584,200	1,784,582
Reckitt Benckiser Group PLC	42,919	3,839,820
Rex Bionics PLC (a)(e)	100,000	2,324
Rio Tinto PLC	59,733	2,823,020
Senior Engineering Group PLC	457,700	1,752,559
Spirax-Sarco Engineering PLC	20,246	1,519,269
St. James's Place Capital PLC	127,502	1,993,153
Standard Chartered PLC (United Kingdom) (a)	572,010	5,700,902
Zpg PLC	603,000	2,803,061

TOTAL UNITED KINGDOM		97,268,688

United States of America - 51.2%
A.O. Smith Corp.	26,000	1,539,200
Activision Blizzard, Inc.	292,000	19,123,080
Adobe Systems, Inc. (a)	327,124	57,299,040
Agilent Technologies, Inc.	96,000	6,530,880
Alphabet, Inc. Class A (a)	33,500	34,606,840
Amazon.com, Inc. (a)	19,500	21,552,960
American Tower Corp.	148,000	21,263,160
Amgen, Inc.	127,900	22,410,638
Amphenol Corp. Class A	144,000	12,528,000
Apollo Global Management LLC Class A	166,000	5,242,280
Apple, Inc.	204,000	34,484,160
Bank of America Corp.	973,000	26,650,470
BlackRock, Inc. Class A	6,000	2,824,980
bluebird bio, Inc. (a)	6,000	834,600
Boston Scientific Corp. (a)	911,000	25,635,540
British American Tobacco PLC sponsored ADR	494,000	31,813,600
Caterpillar, Inc.	344,000	46,715,200
CBOE Holdings, Inc.	313,000	35,387,780
Charles Schwab Corp.	484,000	21,702,560
Chegg, Inc. (a)(b)	70,100	1,087,251
Citigroup, Inc.	17,000	1,249,500
Copart, Inc. (a)	35,000	1,270,150
CSX Corp.	64,000	3,227,520
Cummins, Inc.	8,000	1,415,040
DeVry, Inc.	17,000	628,150
DowDuPont, Inc.	129,000	9,327,990
Eaton Vance Corp. (non-vtg.)	22,000	1,110,340
Electronic Arts, Inc. (a)	75,900	9,077,640
Facebook, Inc. Class A (a)	112,500	20,256,750
FMC Corp.	214,000	19,872,040
Harris Corp.	18,000	2,507,760
HealthSouth Corp.	2	92
Humana, Inc.	69,000	17,619,150
Intel Corp.	137,000	6,232,130
Intercept Pharmaceuticals, Inc. (a)(b)	52,060	3,208,458
Intuit, Inc.	216,000	32,620,320
Intuitive Surgical, Inc. (a)	14,700	5,517,792
Legg Mason, Inc.	65,000	2,481,700
Lennar Corp. Class A	39,000	2,171,130
LogMeIn, Inc.	39,000	4,720,950
Marriott International, Inc. Class A	98,000	11,709,040
MasterCard, Inc. Class A	57,000	8,479,890
MetLife, Inc.	81,000	4,339,980
Microsoft Corp.	455,000	37,846,900
Monsanto Co.	19,700	2,385,670
Morgan Stanley	131,000	6,550,000
MSCI, Inc.	85,100	9,987,336
National Vision Holdings, Inc.	6,000	172,800
Netflix, Inc. (a)	40,000	7,857,200
NIKE, Inc. Class B	59,000	3,244,410
Norfolk Southern Corp.	49,000	6,439,580
Northrop Grumman Corp.	8,000	2,364,240
NVIDIA Corp.	32,000	6,617,920
OptiNose, Inc. (b)	37,400	753,984
Oracle Corp.	250,000	12,725,000
PayPal Holdings, Inc. (a)	464,000	33,667,840
Phillips 66 Co.	114,000	10,383,120
Priceline Group, Inc. (a)	2,500	4,779,900
Red Hat, Inc. (a)	37,000	4,470,710
ResMed, Inc.	4,000	336,720
RingCentral, Inc. (a)	14,000	590,100
S&P Global, Inc.	239,092	37,410,725
Sirius XM Holdings, Inc.	260,000	1,414,400
Spark Therapeutics, Inc. (a)	7,600	614,840
Square, Inc. (a)	489,000	18,185,910
T. Rowe Price Group, Inc.	36,000	3,344,400
TD Ameritrade Holding Corp.	101,000	5,048,990
Thermo Fisher Scientific, Inc.	42,000	8,140,860
Union Pacific Corp.	48,000	5,557,920
United Rentals, Inc. (a)	31,000	4,385,880
UnitedHealth Group, Inc.	119,000	25,016,180
VF Corp.	15,000	1,044,750
Visa, Inc. Class A	91,000	10,008,180
Wal-Mart Stores, Inc.	195,000	17,025,450
Workday, Inc. Class A (a)	2,000	221,980
Zendesk, Inc. (a)	13,000	403,000

TOTAL UNITED STATES OF AMERICA		887,272,626

TOTAL COMMON STOCKS
(Cost $1,267,471,906)		1,684,720,720

Preferred Stocks - 0.3%
Convertible Preferred Stocks - 0.1%
Cayman Islands - 0.1%
China Internet Plus Holdings Ltd. Series A-11 (a)(e)(f)	369,166	2,063,291
Nonconvertible Preferred Stocks - 0.2%
Brazil - 0.2%
Itausa-Investimentos Itau SA (PN)	1,063,100	3,405,768
TOTAL PREFERRED STOCKS
(Cost $4,891,628)		5,469,059
	Principal Amount	Value

Government Obligations - 0.0%
United States of America - 0.0%
U.S. Treasury Bills, yield at date of purchase 0.99% 11/30/17 (Cost $199,841)(g)	200,000	199,840
	Shares	Value

Money Market Funds - 3.4%
Fidelity Cash Central Fund, 1.10%(h)	37,303,215	37,310,676
Fidelity Securities Lending Cash Central Fund 1.11%(h)(i)	20,755,858	20,757,934
TOTAL MONEY MARKET FUNDS
(Cost $58,068,207)		58,068,610
TOTAL INVESTMENT IN SECURITIES - 101.0%
(Cost $1,330,631,582)		1,748,458,229
NET OTHER ASSETS (LIABILITIES) - (1.0)%		(16,852,987)
NET ASSETS - 100%		$1,731,605,242

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
TSE TOPIX Index Contracts (Japan)	45	Dec. 2017	$6,977,266	$724,893	$724,893

The notional amount of futures purchased as a percentage of Net Assets is 0.4%

Security Type Abbreviations

ELS – Equity-Linked Security

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,620,213 or 0.2% of net assets.

 (e) Level 3 security

 (f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,063,291 or 0.1% of net assets.

 (g) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $199,840.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
China Internet Plus Holdings Ltd. Series A-11	1/26/15	$1,166,878

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$167,150
Fidelity Securities Lending Cash Central Fund	489,360
Total	$656,510

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$209,616,971	$181,371,423	$26,182,257	$2,063,291
Consumer Staples	132,873,603	91,682,197	41,191,406	--
Energy	61,900,154	41,342,842	20,557,312	--
Financials	299,074,121	253,626,173	45,447,948	--
Health Care	199,277,283	157,307,739	41,967,220	2,324
Industrials	169,999,660	145,257,525	24,742,135	--
Information Technology	470,861,650	432,802,865	38,058,785	--
Materials	91,207,190	79,554,686	11,652,504	--
Real Estate	33,919,074	26,196,461	7,722,613	--
Telecommunication Services	19,204,330	7,106,334	12,097,996	--
Utilities	2,255,743	2,255,743	--	--
Government Obligations	199,840	--	199,840	--
Money Market Funds	58,068,610	58,068,610	--	--
Total Investments in Securities:	$1,748,458,229	$1,476,572,598	$269,820,016	$2,065,615
Derivative Instruments:
Assets
Futures Contracts	$724,893	$724,893	$--	$--
Total Assets	$724,893	$724,893	$--	$--
Total Derivative Instruments:	$724,893	$724,893	$--	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2017. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$73,322,606
Level 2 to Level 1	$34,687,015

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2017. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$724,893	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

Fidelity® Worldwide Fund

Financial Statements

Statement of Assets and Liabilities

		October 31, 2017
Assets
Investment in securities, at value (including securities loaned of $19,635,905) — See accompanying schedule: Unaffiliated issuers (cost $1,272,563,375)	$1,690,389,619
Fidelity Central Funds (cost $58,068,207)	58,068,610
Total Investment in Securities (cost $1,330,631,582)		$1,748,458,229
Foreign currency held at value (cost $1,065,346)		1,067,966
Receivable for investments sold		16,144,344
Receivable for fund shares sold		1,820,202
Dividends receivable		2,035,309
Distributions receivable from Fidelity Central Funds		41,939
Prepaid expenses		3,673
Other receivables		80,648
Total assets		1,769,652,310
Liabilities
Payable for investments purchased
Regular delivery	$14,702,409
Delayed delivery	247,762
Payable for fund shares redeemed	863,973
Accrued management fee	970,554
Distribution and service plan fees payable	19,388
Payable for daily variation margin on futures contracts	29,682
Other affiliated payables	285,286
Other payables and accrued expenses	168,689
Collateral on securities loaned	20,759,325
Total liabilities		38,047,068
Net Assets		$1,731,605,242
Net Assets consist of:
Paid in capital		$1,209,958,993
Undistributed net investment income		9,622,281
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		93,619,953
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		418,404,015
Net Assets		$1,731,605,242
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($32,822,841 ÷ 1,203,144 shares)		$27.28
Maximum offering price per share (100/94.25 of $27.28)		$28.94
Class M:
Net Asset Value and redemption price per share ($10,634,468 ÷ 392,206 shares)		$27.11
Maximum offering price per share (100/96.50 of $27.11)		$28.09
Class C:
Net Asset Value and offering price per share ($10,264,178 ÷ 384,854 shares)(a)		$26.67
Worldwide:
Net Asset Value, offering price and redemption price per share ($1,656,172,530 ÷ 59,980,666 shares)		$27.61
Class I:
Net Asset Value, offering price and redemption price per share ($21,711,225 ÷ 789,799 shares)		$27.49

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2017
Investment Income
Dividends		$25,287,227
Income from Fidelity Central Funds		656,510
Income before foreign taxes withheld		25,943,737
Less foreign taxes withheld		(1,356,962)
Total income		24,586,775
Expenses
Management fee
Basic fee	$10,364,995
Performance adjustment	(1,458,784)
Transfer agent fees	2,801,749
Distribution and service plan fees	220,288
Accounting and security lending fees	486,253
Custodian fees and expenses	165,957
Independent trustees' fees and expenses	6,182
Registration fees	94,286
Audit	77,710
Legal	11,659
Miscellaneous	13,120
Total expenses before reductions	12,783,415
Expense reductions	(154,268)	12,629,147
Net investment income (loss)		11,957,628
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	144,186,555
Fidelity Central Funds	(4,129)
Foreign currency transactions	(20,590)
Total net realized gain (loss)		144,161,836
Change in net unrealized appreciation (depreciation) on:
Unaffiliated issuers (net of increase in deferred foreign taxes of $79,392)	209,997,363
Fidelity Central Funds	(219)
Assets and liabilities in foreign currencies	77,302
Futures contracts	724,893
Total change in net unrealized appreciation (depreciation)		210,799,339
Net gain (loss)		354,961,175
Net increase (decrease) in net assets resulting from operations		$366,918,803

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2017	Year ended October 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$11,957,628	$13,077,907
Net realized gain (loss)	144,161,836	(34,179,863)
Change in net unrealized appreciation (depreciation)	210,799,339	7,184,648
Net increase (decrease) in net assets resulting from operations	366,918,803	(13,917,308)
Distributions to shareholders from net investment income	(12,665,638)	(9,278,911)
Distributions to shareholders from net realized gain	(4,590,871)	(52,672,015)
Total distributions	(17,256,509)	(61,950,926)
Share transactions - net increase (decrease)	(100,984,602)	(65,607,542)
Redemption fees	2,108	16,394
Total increase (decrease) in net assets	248,679,800	(141,459,382)
Net Assets
Beginning of period	1,482,925,442	1,624,384,824
End of period	$1,731,605,242	$1,482,925,442
Other Information
Undistributed net investment income end of period	$9,622,281	$10,754,309

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Worldwide Fund Class A

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$21.83	$22.88	$24.64	$25.18	$19.69
Income from Investment Operations
Net investment income (loss)A	.11	.12	.06	.02	.02
Net realized and unrealized gain (loss)	5.53	(.35)	.58	1.46	5.66
Total from investment operations	5.64	(.23)	.64	1.48	5.68
Distributions from net investment income	(.12)	(.07)	–	(.04)	(.11)
Distributions from net realized gain	(.07)	(.75)	(2.40)	(1.98)	(.08)
Total distributions	(.19)	(.82)	(2.40)	(2.02)	(.19)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$27.28	$21.83	$22.88	$24.64	$25.18
Total ReturnC,D	26.06%	(1.09)%	2.73%	6.29%	29.10%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.12%	1.22%	1.27%	1.31%	1.45%
Expenses net of fee waivers, if any	1.12%	1.22%	1.26%	1.31%	1.45%
Expenses net of all reductions	1.11%	1.22%	1.26%	1.31%	1.42%
Net investment income (loss)	.47%	.55%	.27%	.10%	.09%
Supplemental Data
Net assets, end of period (000 omitted)	$32,823	$29,052	$31,043	$33,788	$28,661
Portfolio turnover rateG	111%	117%	151%	163%	161%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Worldwide Fund Class M

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$21.67	$22.72	$24.49	$25.05	$19.61
Income from Investment Operations
Net investment income (loss)A	.04	.05	(.01)	(.04)	(.04)
Net realized and unrealized gain (loss)	5.50	(.35)	.57	1.46	5.63
Total from investment operations	5.54	(.30)	.56	1.42	5.59
Distributions from net investment income	(.03)	–B	–	–	(.07)
Distributions from net realized gain	(.07)	(.75)	(2.33)	(1.98)	(.08)
Total distributions	(.10)	(.75)	(2.33)	(1.98)	(.15)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$27.11	$21.67	$22.72	$24.49	$25.05
Total ReturnC,D	25.68%	(1.38)%	2.36%	6.05%	28.73%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.42%	1.53%	1.57%	1.58%	1.71%
Expenses net of fee waivers, if any	1.42%	1.52%	1.56%	1.58%	1.70%
Expenses net of all reductions	1.41%	1.52%	1.56%	1.58%	1.68%
Net investment income (loss)	.17%	.25%	(.04)%	(.17)%	(.16)%
Supplemental Data
Net assets, end of period (000 omitted)	$10,634	$9,270	$13,055	$12,160	$9,822
Portfolio turnover rateG	111%	117%	151%	163%	161%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Worldwide Fund Class C

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$21.33	$22.48	$24.12	$24.78	$19.41
Income from Investment Operations
Net investment income (loss)A	(.07)	(.05)	(.12)	(.15)	(.14)
Net realized and unrealized gain (loss)	5.42	(.35)	.57	1.44	5.58
Total from investment operations	5.35	(.40)	.45	1.29	5.44
Distributions from net investment income	–	–	–	–	–
Distributions from net realized gain	(.01)	(.75)	(2.09)	(1.95)	(.07)
Total distributions	(.01)	(.75)	(2.09)	(1.95)	(.07)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$26.67	$21.33	$22.48	$24.12	$24.78
Total ReturnC,D	25.10%	(1.88)%	1.90%	5.55%	28.12%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.89%	2.01%	2.07%	2.04%	2.15%
Expenses net of fee waivers, if any	1.89%	2.01%	2.07%	2.04%	2.14%
Expenses net of all reductions	1.88%	2.00%	2.06%	2.03%	2.12%
Net investment income (loss)	(.30)%	(.24)%	(.54)%	(.63)%	(.60)%
Supplemental Data
Net assets, end of period (000 omitted)	$10,264	$10,315	$11,231	$9,229	$10,778
Portfolio turnover rateG	111%	117%	151%	163%	161%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Worldwide Fund

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$22.09	$23.14	$24.92	$25.41	$19.85
Income from Investment Operations
Net investment income (loss)A	.19	.19	.13	.11	.10
Net realized and unrealized gain (loss)	5.60	(.35)	.58	1.47	5.70
Total from investment operations	5.79	(.16)	.71	1.58	5.80
Distributions from net investment income	(.20)	(.14)	(.08)	(.09)	(.16)
Distributions from net realized gain	(.07)	(.75)	(2.41)	(1.98)	(.08)
Total distributions	(.27)	(.89)	(2.49)	(2.07)	(.24)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$27.61	$22.09	$23.14	$24.92	$25.41
Total ReturnC	26.49%	(.78)%	3.01%	6.64%	29.54%
Ratios to Average Net AssetsD,E
Expenses before reductions	.81%	.91%	.96%	.98%	1.11%
Expenses net of fee waivers, if any	.81%	.91%	.96%	.97%	1.11%
Expenses net of all reductions	.80%	.90%	.95%	.97%	1.08%
Net investment income (loss)	.79%	.87%	.57%	.44%	.43%
Supplemental Data
Net assets, end of period (000 omitted)	$1,656,173	$1,421,364	$1,543,516	$1,535,658	$1,464,415
Portfolio turnover rateF	111%	117%	151%	163%	161%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Worldwide Fund Class I

Years ended October 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$21.99	$23.03	$24.81	$25.31	$19.78
Income from Investment Operations
Net investment income (loss)A	.19	.17	.13	.10	.08
Net realized and unrealized gain (loss)	5.56	(.35)	.58	1.47	5.68
Total from investment operations	5.75	(.18)	.71	1.57	5.76
Distributions from net investment income	(.18)	(.11)	(.07)	(.09)	(.15)
Distributions from net realized gain	(.07)	(.75)	(2.41)	(1.98)	(.08)
Total distributions	(.25)	(.86)	(2.49)B	(2.07)	(.23)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$27.49	$21.99	$23.03	$24.81	$25.31
Total ReturnD	26.45%	(.86)%	3.00%	6.63%	29.44%
Ratios to Average Net AssetsE,F
Expenses before reductions	.83%	.99%	.98%	1.01%	1.17%
Expenses net of fee waivers, if any	.83%	.99%	.98%	1.01%	1.17%
Expenses net of all reductions	.82%	.98%	.97%	1.00%	1.14%
Net investment income (loss)	.77%	.78%	.55%	.40%	.37%
Supplemental Data
Net assets, end of period (000 omitted)	$21,711	$12,924	$25,173	$19,107	$10,639
Portfolio turnover rateG	111%	117%	151%	163%	161%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $2.49 per share is comprised of distributions from net investment income of $.074 and distributions from net realized gain of $2.413 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2017

1. Organization.

Fidelity Worldwide Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M (formerly Class T), Class C, Worldwide and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All prior fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period November 1, 2015 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2017, including information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and includes proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, partnerships, passive foreign investment companies (PFIC), market discount, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$431,942,515
Gross unrealized depreciation	(23,406,408)
Net unrealized appreciation (depreciation)	$408,536,107
Tax Cost	$1,340,647,015

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$9,623,728
Undistributed long-term capital gain	$103,635,724
Net unrealized appreciation (depreciation) on securities and other investments	$408,466,878

The tax character of distributions paid was as follows:

	October 31, 2017	October 31, 2016
Ordinary Income	$17,256,509	$ 9,278,911
Long-term Capital Gains	–	52,672,015
Total	$17,256,509	$ 61,950,926

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2016, the Board of Trustees approved the elimination of these redemption fees effective December 12, 2016.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,693,521,678 and $1,806,010,288, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .424% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Worldwide as compared to its benchmark index, the MSCI World Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .57% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$73,801	$1,018
Class M	.25%	.25%	48,244	237
Class C	.75%	.25%	98,243	9,319
			$220,288	$10,574

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$9,029
Class M	1,228
Class C(a)	1,204
$11,461

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$72,470.25
Class M	28,434.29
Class C	25,945.26
Worldwide	2,642,688.18
Class I	32,212.20
	$2,801,749

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $27,364 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $2,643.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,895 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of Income from Fidelity Central Funds. Total security lending income during the period amounted to $489,360, including $10,852 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $141,183 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $13,085.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2017	Year ended October 31, 2016
From net investment income
Class A	$156,512	$95,208
Class M	13,192	2,313
Worldwide	12,387,164	9,064,407
Class I	108,770	116,983
Total	$12,665,638	$9,278,911
From net realized gain
Class A	$90,544	$1,050,091
Class M	29,788	433,754
Class B	–	11,494
Class C	5,172	384,211
Worldwide	4,423,987	49,987,535
Class I	41,380	804,930
Total	$4,590,871	$52,672,015

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2017	Year ended October 31, 2016	Year ended October 31, 2017	Year ended October 31, 2016
Class A
Shares sold	252,685	331,876	$6,107,897	$7,164,455
Reinvestment of distributions	11,049	49,536	241,860	1,105,146
Shares redeemed	(391,649)	(407,262)	(9,231,105)	(8,799,726)
Net increase (decrease)	(127,915)	(25,850)	$(2,881,348)	$(530,125)
Class M
Shares sold	59,279	92,065	$1,423,926	$1,986,009
Reinvestment of distributions	1,947	19,370	42,456	430,197
Shares redeemed	(96,788)	(258,217)	(2,279,691)	(5,563,782)
Net increase (decrease)	(35,562)	(146,782)	$(813,309)	$(3,147,576)
Class B
Shares sold	–	457	$–	$8,678
Reinvestment of distributions	–	487	–	10,726
Shares redeemed	–	(17,206)	–	(357,745)
Net increase (decrease)	–	(16,262)	$–	$(338,341)
Class C
Shares sold	50,318	109,109	$1,172,168	$2,300,381
Reinvestment of distributions	220	15,568	4,750	341,870
Shares redeemed	(149,358)	(140,660)	(3,414,844)	(2,969,570)
Net increase (decrease)	(98,820)	(15,983)	$(2,237,926)	$(327,319)
Worldwide
Shares sold	6,214,435	8,058,052	$152,123,337	$175,292,628
Reinvestment of distributions	735,217	2,542,668	16,240,943	57,260,887
Shares redeemed	(11,303,639)	(12,958,622)	(268,415,255)	(282,800,632)
Net increase (decrease)	(4,353,987)	(2,357,902)	$(100,050,975)	$(50,247,117)
Class I
Shares sold	418,936	401,119	$10,241,482	$8,728,970
Reinvestment of distributions	6,375	28,687	140,244	643,439
Shares redeemed	(223,274)	(935,107)	(5,382,770)	(20,389,473)
Net increase (decrease)	202,037	(505,301)	$4,998,956	$(11,017,064)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Diversified International Fund, Fidelity International Capital Appreciation Fund and Fidelity Worldwide Fund:

We have audited the accompanying statements of assets and liabilities of Fidelity Diversified International Fund, Fidelity International Capital Appreciation Fund and Fidelity Worldwide Fund (the Funds), each a fund of Fidelity Investment Trust, including the schedules of investments, as of October 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Diversified International Fund, Fidelity International Capital Appreciation Fund and Fidelity Worldwide Fund as of October 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 14, 2017

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Overseas Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Overseas Fund (a fund of Fidelity Investment Trust) as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Overseas Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 14, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 190 funds. Mr. Chiel oversees 143 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Joseph DeSantis (1959)

Year of Election or Appointment: 2017

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2017 to October 31, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During Period-B May 1, 2017 to October 31, 2017
Fidelity Diversified International Fund
Diversified International	.95%
Actual		$1,000.00	$1,105.50	$5.04
Hypothetical-C		$1,000.00	$1,020.42	$4.84
Class K	.83%
Actual		$1,000.00	$1,106.20	$4.41
Hypothetical-C		$1,000.00	$1,021.02	$4.23
International Cap Appreciation	1.11%
Actual		$1,000.00	$1,140.80	$5.99
Hypothetical-C		$1,000.00	$1,019.61	$5.65
Fidelity Overseas Fund
Overseas	1.00%
Actual		$1,000.00	$1,112.10	$5.32
Hypothetical-C		$1,000.00	$1,020.16	$5.09
Class K	.88%
Actual		$1,000.00	$1,112.80	$4.69
Hypothetical-C		$1,000.00	$1,020.77	$4.48
Fidelity Worldwide Fund
Class A	1.19%
Actual		$1,000.00	$1,141.90	$6.42
Hypothetical-C		$1,000.00	$1,019.21	$6.06
Class M	1.48%
Actual		$1,000.00	$1,140.00	$7.98
Hypothetical-C		$1,000.00	$1,017.74	$7.53
Class C	1.96%
Actual		$1,000.00	$1,137.30	$10.56
Hypothetical-C		$1,000.00	$1,015.32	$9.96
Fidelity Worldwide Fund	.87%
Actual		$1,000.00	$1,143.30	$4.70
Hypothetical-C		$1,000.00	$1,020.82	$4.43
Class I	.88%
Actual		$1,000.00	$1,143.50	$4.75
Hypothetical-C		$1,000.00	$1,020.77	$4.48

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Diversified International Fund
Diversified International	12/11/17	12/08/17	$0.433	$1.688
Class K	12/11/17	12/08/17	$0.480	$1.688
Fidelity International Capital Appreciation Fund	12/11/17	12/08/17	$0.069	$0.629
Fidelity Overseas Fund
Overseas	12/11/17	12/08/17	$0.519	$0.032
Class K	12/11/17	12/08/17	$0.571	$0.032
Fidelity Worldwide Fund
Class A	12/11/17	12/08/17	$0.093	$1.648
Class M	12/11/17	12/08/17	$0.019	$1.648
Class C	12/11/17	12/08/17	$0.000	$1.648
Worldwide	12/11/17	12/08/17	$0.174	$1.648
Class I	12/11/17	12/08/17	$0.176	$1.648

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended October 31, 2017, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Diversified International Fund	$770,384,544
Fidelity International Capital Appreciation Fund	$67,604,881
Fidelity Worldwide Fund	$104,103,722

A percentage of the dividends distributed in December during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

	Class A	Class M	Class C	Retail Class	Class I	Class K
Fidelity Diversified International Fund	–	–	–	9%	–	8%
Fidelity International Capital Appreciation Fund	–	–	–	31%	–	–
Fidelity Overseas Fund	–	–	–	2%	–	2%
Fidelity Worldwide Fund	69%	100%	100%	49%	52%	–

A percentage of the dividends distributed in December during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	Class A	Class M	Class C	Retail Class	Class I	Class K
Fidelity Diversified International Fund	–	–	–	100%	–	100%
Fidelity International Capital Appreciation Fund	–	–	–	100%	–	–
Fidelity Overseas Fund	–	–	–	100%	–	100%
Fidelity Worldwide Fund	100%	100%	100%	100%	100%	–

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Diversified International Fund
Diversified International	12/12/16	$0.5046	$0.0526
Class K	12/12/16	$0.5516	$0.0526
Fidelity International Capital Appreciation Fund	12/12/16	$0.1222	$0.0142
Fidelity Overseas Fund
Overseas	12/19/16	$0.8307	$0.0557
Class K	12/19/16	$0.8787	$0.0557

The funds will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Broadly Diversified International Equity Funds

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for each fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2017 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Amendment to Group Fee Rate. The Board also approved an amendment to the management contract for each fund to add an additional breakpoint to the group fee schedule, effective October 1, 2017. The Board noted that the additional breakpoint would result in lower management fee rates as Fidelity's assets under management increase.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for each fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity Diversified International Fund

Fidelity International Capital Appreciation Fund

Fidelity Overseas Fund

Fidelity Worldwide Fund

For Fidelity Worldwide Fund, the Board has discussed the fund's underperformance (based on the December 31, 2016 data presented herein) with FMR, including the fund's investment strategy, the portfolio management team, and broader trends in the market that may have impacted the fund's performance, and has engaged with FMR to consider what steps might be taken to remediate the fund's underperformance. The Board noted that the fund's performance has improved since the period shown.

The Board also considered that each fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for each fund's shareholders and helps to more closely align the interests of FMR and the shareholders of each fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to a fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked and the impact of a fund's performance adjustment, is also included in the charts and considered by the Board.

Fidelity Diversified International Fund

Fidelity International Capital Appreciation Fund

Fidelity Overseas Fund

Fidelity Worldwide Fund

The Board noted that each fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016. The Board also noted the effect of each fund's performance adjustment, if any, on the fund's management fee ranking.

Furthermore, the Board considered that it had approved a reduction (effective August 1, 2014) in the individual fund fee rate component of the management fee rate for Fidelity Diversified International Fund, Fidelity Overseas Fund, and Fidelity Worldwide Fund from 0.450% to 0.424%. The Board considered that the chart for each fund reflects the fund's lower management fee rate for 2014, as if the lower fee rate were in effect for the entire year.

The Board noted that, in 2014, the Board and the boards of other Fidelity funds formed the ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of Fidelity International Capital Appreciation Fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

In its review of the total expense ratio of each class of each of Fidelity Diversified International Fund, Fidelity Overseas Fund, and Fidelity Worldwide Fund, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees (in the case of Fidelity Worldwide Fund), and custodial, legal, and audit fees. The Board noted the impact of each fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for each fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of each fund compared to competitive fund median expenses. Each class of each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of Fidelity International Capital Appreciation Fund and each class of each of Fidelity Diversified International Fund and Fidelity Overseas Fund ranked below the competitive median for 2016.

The Board noted that the total expense ratio of each of Class A, Class C, Class I, and the retail class of Fidelity Worldwide Fund ranked below the competitive median for 2016 and the total expense ratio of Class M (formerly Class T) ranked above the competitive median for 2016. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class M was above the competitive median primarily because of higher 12b-1 fees on Class M as compared to most competitor funds. Class M has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class M is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although Class M of Fidelity Worldwide Fund was above the median of the universe presented for comparison, the total expense ratio of Fidelity International Capital Appreciation Fund and the total expense ratio of each class of Fidelity Diversified International Fund, Fidelity Overseas Fund, and Fidelity Worldwide Fund were reasonable in light of the services that each fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results, including the impact of market trends on actively managed funds; (iii) the use of performance fees and the calculation of performance adjustments, including the impact of underperformance and fund outflows on performance adjustments; (iv) metrics for evaluating index fund performance; (v) Fidelity's group fee structure, including the group fee breakpoint schedules; (vi) the terms of Fidelity's contractual and voluntary expense cap arrangements with the funds; (vii) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (viii) the expense structures for different funds and classes; (ix) Fidelity's arrangements with affiliated sub-advisers on behalf of the funds; (x) information regarding other accounts managed by Fidelity, including institutional accounts and collective investment trusts; (xi) recent changes to the fee structure for certain funds of funds; and (xii) the impact of the Department of Labor's new fiduciary rule on the funds' comparative expense information.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

Corporate Headquarters

245 Summer St.

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www.fidelity.com

IBD-ANN-1217
1.754543.117

Item 2.

Code of Ethics

As of the end of the period, October 31, 2017, Fidelity Investment Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Diversified International Fund, Fidelity International Capital Appreciation Fund, and Fidelity Worldwide Fund (the “Funds”):

Services Billed by Deloitte Entities

October 31, 2017 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Diversified International Fund	$100,000	$200	$7,400	$2,700
Fidelity International Capital Appreciation Fund	$56,000	$100	$7,200	$1,600
Fidelity Worldwide Fund	$52,000	$100	$6,100	$1,500

October 31, 2016 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Diversified International Fund	$121,000	$200	$7,400	$3,200
Fidelity International Capital Appreciation Fund	$54,000	$100	$7,200	$1,500
Fidelity Worldwide Fund	$52,000	$100	$6,400	$1,400

A Amounts may reflect rounding.

B Certain amounts have been reclassified to align with current period presentation.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Overseas Fund (the “Fund”):

Services Billed by PwC

October 31, 2017 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Overseas Fund	$65,000	$6,200	$5,700	$3,000

October 31, 2016 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Overseas Fund	$64,000	$6,800	$10,700	$3,200

A Amounts may reflect rounding.

B Certain amounts have been reclassified to align with current period presentation.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company (“FMR”) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

Services Billed by Deloitte Entities

	October 31, 2017A	October 31, 2016A
Audit-Related Fees	$-	$40,000
Tax Fees	$25,000	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

Services Billed by PwC

	October 31, 2017A	October 31, 2016A,B
Audit-Related Fees	$12,525,000	$5,550,000
Tax Fees	$155,00	$10,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

B Certain amounts have been reclassified to align with current period presentation.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	October 31, 2017A	October 31, 2016A,B
PwC	$16,230,000	$6,580,000
Deloitte Entities	$555,000	$95,000

A Amounts may reflect rounding.

B Certain amounts have been reclassified to align with current period presentation.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their  audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the Funds and their related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds’ last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Investment Trust

By:	/s/ Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	December 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	December 27, 2017

By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	December 27, 2017